UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-03334

CALVERT SOCIAL INVESTMENT FUND

(Exact Name of Registrant as Specified in Charter)

1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009

(Address of Principal Executive Offices)

Deidre E. Walsh

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(202) 238-2200

(Registrant’s Telephone Number)

September 30

Date of Fiscal Year End

September 30, 2021

Date of Reporting Period

Item 1. Reports to Stockholders

Calvert
Social Investment Fund
Annual Report
September 30, 2021

Calvert Balanced Fund    •    Calvert Bond Fund    •    Calvert Equity Fund

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of each Fund and the other funds it manages. Accordingly, neither the Funds nor the adviser is subject to CFTC regulation.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-368-2745.
Choose Planet-friendly E-delivery!
Sign up now for on-line statements, prospectuses, and fund reports. In less than five minutes you can help reduce paper mail and lower fund costs.
Just go to www.calvert.com. If you already have an online account with the Calvert funds, click on Login to access your Account and select the documents you would like to receive via e-mail.
If you’re new to online account access, click on Login, then Register to create your user name and password. Once you’re in, click on the E-delivery sign-up on the Account Portfolio page and follow the quick, easy steps.
Note: If your shares are not held directly with the Calvert funds but through a brokerage firm, you must contact your broker for electronic delivery options available through their firm.

Annual Report September 30, 2021
Calvert
Social Investment Fund

Calvert
Social Investment Fund
September 30, 2021
Management's Discussion of Fund Performance†

Economic and Market Conditions
The 12-month period that began October 1, 2020 was notable for an equity rally that began in November 2020, paused in January 2021, and then continued through the following summer. In the final month of the period, however, negative economic news overwhelmed investor optimism that had driven markets for much of the period.
For the period as a whole, broad U.S. indexes generally posted strong double-digit returns as investors cheered the reopening of businesses that had been hobbled by COVID-19, along with the rollout of several highly effective vaccines.
The path of the virus gripped the U.S. economy and worker shortages led to global supply chain delays during the period. The product shortages that resulted, combined with pent-up consumer demand, led to higher year-over-year inflation than the U.S. economy had seen in years.
In September, the U.S. Federal Reserve indicated it might start to taper its bond purchases and possibly raise interest rates to curb inflation in 2022, a year sooner than previously projected. This led investors to abandon the “glass is half full” attitude that had driven stock prices upward during much of the period. Even so, the S&P 500® Index returned 30.00%, and the Nasdaq Composite Index rose 30.26% during the period.
U.S. fixed-income performance ebbed and flowed as the virus advanced and retreated during the period. Fixed-income investors appeared to focus on the reopening of the economy. The asset classes that fared best during the period were those that stood to benefit from a U.S. and global economic revival. So-called “safe-haven” assets, in contrast, fared poorly.
For the period as a whole, U.S. Treasurys were among the worst-performing fixed-income asset classes with the Bloomberg U.S. Treasury Index returning (3.30)%. The Bloomberg U.S. Aggregate Bond Index returned (0.90)% during the period. The Bloomberg U.S. Corporate Bond Index, meanwhile, returned 1.74%. The Bloomberg U.S. Corporate High Yield Index returned 11.28% during the period.
Fund Performance - Calvert Balanced Fund
For the 12-month period ended September 30, 2021, Calvert Balanced Fund (the Fund) returned 16.48% for Class A shares at net asset value (NAV), underperforming its benchmark, the Russell 1000® Index (the Index), which returned 30.96%. The Fund also underperformed the Balanced Blended Benchmark (the Blended Benchmark), which returned 17.45%.
The Blended Benchmark is composed of a mix of 60% Russell 1000® Index and 40% Bloomberg U.S. Aggregate Bond Index (the Secondary Index). The Fund normally invests about 60% of its assets in equity securities and 40% in fixed-income investments. The equity portion is primarily in large-cap U.S. stocks. The fixed-income portion is primarily in investment-grade debt securities.
Within the equity portion of the Fund, security selections detracted from performance relative to the Index during the period. Selections in the consumer discretionary, information technology, and financials sectors particularly weighed on relative returns.
American Tower Corp., an owner and operator of cell towers, detracted from returns during the period as its stock underperformed in the rising interest rate environment. By period-end, the stock was sold from the Fund.
Shares of Amazon.com, Inc., the e-commerce giant, fell as its growth decelerated in the aftermath of strong e-commerce performance in 2020.
Shares of Mondelez International, Inc., a snack company in the consumer staples sector, were weakened along with others in the sector as the market swung in favor of cyclical stocks. By period-end, the stock was sold from the Fund.
Security selections in the communication services and health care sectors contributed to performance relative to the Index during the period. An overweight exposure to the financials sector was also beneficial.
Shares of PNC Financial Services Group, Inc., a super-regional bank, rose as bank stocks overall rallied in response to rising interest rates and expectations that growth in lending would resume in the near future.
Bill.com Holdings, Inc. (Bill.com) is a provider of cloud-based software used to automate the back-office financial operations of small- and mid-size businesses. Bill.com’s stock price rose on the company’s increased revenue as it attracted new customers and demand rose for its more profitable products during the period. Bill.com’s acquisition of two companies that broadened its capabilities and increased cross-sell opportunities also drove its stock price higher during the period.
Baker Hughes Co. (Baker Hughes), an oil field service business, is in the process of shifting from serving the fossil fuel industry to focusing on green energy opportunities, such as hydrogen. Shares of Baker Hughes rose in price as the energy sector rallied during the period, and on expectations of increased capital spending within the energy industry.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
2

Calvert
Social Investment Fund
September 30, 2021
Management's Discussion of Fund Performance† — continued

Within the fixed-income portion of the Fund, sector allocation contributed to performance relative to the Secondary Index. An underweight exposure to U.S. Treasurys, an out-of-Index allocation to high yield corporate securities, and an overweight exposure to investment-grade corporate securities were particularly beneficial. Security selections also enhanced performance relative to the Secondary Index during the period. Selections in asset-backed securities, commercial mortgage-backed securities, investment-grade corporate securities, and mortgage-backed securities were especially strong.
The shorter-than-Index duration of the fixed-income portion of the Fund also contributed. The Fund’s use of derivatives further added to fixed-income returns relative to the Secondary Index during the period.
An overweight exposure to asset-backed securities detracted from performance relative to the Secondary Index during the period. The fixed-income portion’s yield-curve position further weighed on relative returns.
Fund Performance - Calvert Bond Fund
For the 12-month period ended September 30, 2021, Calvert Bond Fund (the Fund) returned 2.61% for Class A shares at net asset value (NAV), outperforming its benchmark, the Bloomberg U.S. Aggregate Bond Index (the Index), which returned (0.90)%.
Sector allocation in the Fund contributed to performance relative to the Index during the period. An underweight exposure to U.S. Treasurys, an overweight exposure to investment-grade corporate securities, and an out-of-Index allocation to high yield corporate securities were especially beneficial. Security selections overall also added to relative performance. Selections in asset-backed securities, commercial mortgage-backed securities, and mortgage-backed securities were particularly advantageous to Fund returns relative to the Index during the period.
The Fund’s shorter-than-Index duration further added to relative returns, and the Fund’s use of derivatives was a contributor to performance relative to the Index during the period.
The Fund’s yield-curve position detracted from performance relative to the Index during the period. An overweight exposure to asset-backed securities also weighed on relative returns.
Toward period-end, the U.S. Federal Reserve indicated it was poised to begin a monetary tightening cycle that the Fund believed was likely to spark volatility and push interest rates higher, particularly at the front end of the yield curve. Under these circumstances, the Fund maintained an underweight exposure to interest rate duration at period-end.
Fund Performance - Calvert Equity Fund
For the 12-month period ended September 30, 2021, Calvert Equity Fund (the Fund) returned 25.87% for Class A shares at net asset value (NAV), underperforming its benchmark, the Russell 1000® Growth Index (the Index), which returned 27.32%.
The Fund’s sector allocation detracted from performance relative to the Index during the period. An overweight exposure to the materials sector and an underweight exposure to the communication services sector particularly weighed on relative performance. Security selections in the consumer discretionary and information technology sectors also detracted from relative performance.
Dollar General Corp. (Dollar General), a leading U.S. discount retailer, saw its business increase significantly early in the pandemic as consumers searched for bargains. However, as the economy recovered, investors grew concerned that Dollar General’s surge in business might be fleeting and its stock returns underperformed the Index during the period.
The share price of Fidelity National Information Services, a payment services provider, declined during the period on mounting concerns over increased competition in the payments landscape and a slower than expected return to brick-and-mortar retailers where the company’s services are more widely used.
The Fund’s lack of exposure to Tesla, Inc. (Tesla), the electric car manufacturer, detracted from returns relative to the Index. While the Fund did not own Tesla due to concerns about earnings inconsistency and the stock’s high valuation, Tesla’s stock returns outperformed the Index during the period as vehicle deliveries rose.
Overall, security selections in the Fund contributed to returns relative to the Index. Selections in the communication services, industrials, and health care sectors were particularly beneficial to returns during the period. An underweight exposure to the consumer discretionary sector and an overweight exposure to the financials sector also enhanced relative performance.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
3

Calvert
Social Investment Fund
September 30, 2021
Management's Discussion of Fund Performance† — continued

Amazon.com, Inc. (Amazon), the leading internet retailer, was a major beneficiary of the shift toward online shopping when consumers were confined to their homes early in the COVID-19 pandemic. As the global economy reopened during the period, however, growth in online shopping began to slow as consumers returned to brick-and-mortar retailers. As a result, Amazon’s stock underperformed the Index, and not owning it benefited Fund performance versus the Index.
Gartner, Inc. (Gartner) is a leading research and advisory firm. Early in the pandemic, investors were concerned that Gartner’s core advisory and conference businesses would slow significantly. In fact, Gartner’s revenues declined less than investors had expected and the company did a better-than-expected job of controlling expenses. When business increased with the economic recovery, Gartner continued to control expenses and delivered better earnings than analysts had projected. As a result, its stock price more than doubled during the period and the Fund’s overweight position helped relative returns.
Intuit, Inc. (Intuit), a provider of business and financial management software, also contributed to relative returns. Intuit’s stock was strong during the period as demand for its Quickbooks product for small businesses remained robust.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
4

Calvert
Balanced Fund
September 30, 2021
Performance

Portfolio Managers Vishal Khanduja, CFA, Brian S. Ellis, CFA and Charles B. Gaffney, each of Calvert Research and Management
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	10/21/1982	10/21/1982	16.48%	11.11%	10.28%
Class A with 4.75% Maximum Sales Charge	—	—	10.96	10.03	9.74
Class C at NAV	03/01/1994	10/21/1982	15.59	10.26	9.42
Class C with 1% Maximum Sales Charge	—	—	14.59	10.26	9.42
Class I at NAV	12/27/2004	10/21/1982	16.75	11.44	10.70
Class R6 at NAV	02/01/2019	10/21/1982	16.82	11.46	10.71

Russell 1000® Index	—	—	30.96%	17.10%	16.75%
Bloomberg U.S. Aggregate Bond Index	—	—	(0.90)	2.94	3.01
Balanced Blended Benchmark	—	—	17.45	11.57	11.32

% Total Annual Operating Expense Ratios[3]	Class A	Class C	Class I	Class R6
Gross	0.93%	1.69%	0.69%	0.65%
Net	0.93	1.68	0.68	0.64
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment[2]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	09/30/2011	$24,611	N.A.
Class I	$250,000	09/30/2011	$691,210	N.A.
Class R6	$1,000,000	09/30/2011	$2,767,684	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
5

Calvert
Balanced Fund
September 30, 2021
Fund Profile

Asset Allocation (% of total investments)

Equity Investments Sector Allocation (% of total investments)

Fixed-Income Allocation (% of total investments)

See Endnotes and Additional Disclosures in this report.
6

Calvert
Bond Fund
September 30, 2021
Performance

Portfolio Managers Vishal Khanduja, CFA and Brian S. Ellis, CFA, each of Calvert Research and Management
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	08/24/1987	08/24/1987	2.61%	3.49%	3.42%
Class A with 3.75% Maximum Sales Charge	—	—	(1.22)	2.70	3.03
Class C at NAV	06/01/1998	08/24/1987	1.80	2.65	2.58
Class C with 1% Maximum Sales Charge	—	—	0.80	2.65	2.58
Class I at NAV	03/31/2000	08/24/1987	2.81	3.75	3.83
Class R6 at NAV	10/03/2017	08/24/1987	2.89	3.79	3.86

Bloomberg U.S. Aggregate Bond Index	—	—	(0.90)%	2.94%	3.01%

% Total Annual Operating Expense Ratios[3]	Class A	Class C	Class I	Class R6
Gross	0.76%	1.56%	0.56%	0.49%
Net	0.73	1.53	0.53	0.46
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment[2]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	09/30/2011	$12,898	N.A.
Class I	$250,000	09/30/2011	$364,327	N.A.
Class R6	$1,000,000	09/30/2011	$1,460,442	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
7

Calvert
Bond Fund
September 30, 2021
Fund Profile

Asset Allocation (% of total investments)

Credit Quality (% of bond and loan holdings)*

* For purposes of the Fund’s rating restrictions, ratings are based on Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), or Kroll Bond Rating Agency, LLC (“Kroll”) for securitized debt instruments only (such as asset-backed securities (“ABS”) and mortgage-backed securities (“MBS”)), as applicable. If securities are rated differently by the ratings agencies, the highest rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of an issuance based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P, Fitch or Kroll (Baa or higher by Moody’s) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” (if any) are not rated by the national ratings agencies stated above.

See Endnotes and Additional Disclosures in this report.
8

Calvert
Equity Fund
September 30, 2021
Performance

Portfolio Managers Joseph B. Hudepohl, CFA, Lance V. Garrison, CFA, Jeffrey A. Miller, CFA and Robert R. Walton, Jr., CFA, each of Atlanta Capital Management Company, LLC
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	08/24/1987	08/24/1987	25.87%	20.73%	17.19%
Class A with 4.75% Maximum Sales Charge	—	—	19.90	19.56	16.62
Class C at NAV	03/01/1994	08/24/1987	24.92	19.82	16.32
Class C with 1% Maximum Sales Charge	—	—	23.92	19.82	16.32
Class I at NAV	11/01/1999	08/24/1987	26.19	21.09	17.65
Class R6 at NAV	10/03/2017	08/24/1987	26.28	21.13	17.67

Russell 1000® Growth Index	—	—	27.32%	22.82%	19.66%

% Total Annual Operating Expense Ratios[3]	Class A	Class C	Class I	Class R6
	0.94%	1.69%	0.69%	0.63%
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment[2]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	09/30/2011	$45,396	N.A.
Class I	$250,000	09/30/2011	$1,272,374	N.A.
Class R6	$1,000,000	09/30/2011	$5,098,086	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
9

Calvert
Equity Fund
September 30, 2021
Fund Profile

Sector Allocation (% of net assets)*

* Excludes cash and cash equivalents.
Top 10 Holdings (% of net assets)*
Thermo Fisher Scientific, Inc.	4.7%
Alphabet, Inc., Class C	4.7
Microsoft Corp.	4.7
Danaher Corp.	4.6
Visa, Inc., Class A	4.2
Mastercard, Inc., Class A	3.8
Verisk Analytics, Inc.	3.8
Zoetis, Inc.	3.5
American Tower Corp.	3.3
Dollar General Corp.	3.3
Total	40.6%

*	Excludes cash and cash equivalents.

See Endnotes and Additional Disclosures in this report.
10

Calvert
Social Investment Fund
September 30, 2021
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	Russell 1000® Index is an unmanaged index of 1,000 U.S. large-cap stocks. Russell 1000® Growth Index is an unmanaged index of U.S. large-cap growth stocks. Bloomberg U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. The Balanced Blended Benchmark is an internally constructed benchmark comprised of a blend of 60% Russell 1000® Index and 40% Bloomberg U.S. Aggregate Bond Index, and is rebalanced monthly. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.
Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class R6 is linked to Class I. Performance presented in the Financial Highlights included in the financial statements is not linked.
Calvert Research and Management became the investment adviser to each Fund on December 31, 2016. Performance reflected prior to such date is that of each Fund’s former investment adviser.
[3]	Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 1/31/22. Without the reimbursement, if applicable, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.
Fund profiles subject to change due to active management.
Additional Information
S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Nasdaq Composite Index is a market capitalization-weighted index of all domestic and international securities listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund. The Bloomberg U.S. Treasury Index measures the performance of U.S. Treasuries with a maturity of one year or more. Bloomberg U.S. Corporate Bond Index measures the performance of investment-grade U.S. corporate securities with a maturity of one year or more. Bloomberg U.S. Corporate High Yield Index measures USD-denominated, non-investment grade corporate securities.
Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.
Yield curve is a graphical representation of the yields offered by bonds of various maturities. The yield curve flattens when long-term interest rates fall and/or short-term interest rates increase, and the yield curve steepens when long-term interest rates increase and/or short-term interest rates fall.
Important Notice to Shareholders
Effective August 24, 2021, the Bloomberg Barclays fixed income indices were rebranded as Bloomberg indices.

11

Calvert
Social Investment Fund
September 30, 2021
Fund Expenses

Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2021 to September 30, 2021).
Actual Expenses
The first section of the tables below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the tables below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.
Calvert Balanced Fund

	Beginning Account Value (4/1/21)	Ending Account Value (9/30/21)	Expenses Paid During Period* (4/1/21 – 9/30/21)	Annualized Expense Ratio
Actual
Class A	$1,000.00	$1,062.30	$4.65	0.90%
Class C	$1,000.00	$1,058.40	$8.57	1.66%
Class I	$1,000.00	$1,063.70	$3.41	0.66%
Class R6	$1,000.00	$1,063.90	$3.16	0.61%
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.56	$4.56	0.90%
Class C	$1,000.00	$1,016.75	$8.39	1.66%
Class I	$1,000.00	$1,021.76	$3.35	0.66%
Class R6	$1,000.00	$1,022.01	$3.09	0.61%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2021.
12

Calvert
Social Investment Fund
September 30, 2021
Fund Expenses — continued

Calvert Bond Fund

	Beginning Account Value (4/1/21)	Ending Account Value (9/30/21)	Expenses Paid During Period* (4/1/21 – 9/30/21)	Annualized Expense Ratio
Actual
Class A	$1,000.00	$1,021.60	$3.70 **	0.73%
Class C	$1,000.00	$1,017.60	$7.74 **	1.53%
Class I	$1,000.00	$1,022.60	$2.69 **	0.53%
Class R6	$1,000.00	$1,023.00	$2.33 **	0.46%
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,021.41	$3.70 **	0.73%
Class C	$1,000.00	$1,017.40	$7.74 **	1.53%
Class I	$1,000.00	$1,022.41	$2.69 **	0.53%
Class R6	$1,000.00	$1,022.76	$2.33 **	0.46%

*	Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2021.
**	Absent a waiver and/or reimbursement of expenses by an affiliate, expenses would be higher.
Calvert Equity Fund

	Beginning Account Value (4/1/21)	Ending Account Value (9/30/21)	Expenses Paid During Period* (4/1/21 – 9/30/21)	Annualized Expense Ratio
Actual
Class A	$1,000.00	$1,130.40	$4.81	0.90%
Class C	$1,000.00	$1,126.00	$8.79	1.65%
Class I	$1,000.00	$1,131.80	$3.47	0.65%
Class R6	$1,000.00	$1,132.10	$3.15	0.59%
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.56	$4.56	0.90%
Class C	$1,000.00	$1,016.80	$8.34	1.65%
Class I	$1,000.00	$1,021.81	$3.29	0.65%
Class R6	$1,000.00	$1,022.11	$2.99	0.59%

*	Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2021.
13

Calvert
Balanced Fund
September 30, 2021
Schedule of Investments

Asset-Backed Securities — 5.4%

Security	Principal Amount (000's omitted)	Value
Adams Outdoor Advertising, L.P., Series 2018-1, Class A, 4.81%, 11/15/48(1)	$432	$ 454,512
Affirm Asset Securitization Trust:
Series 2020-A, Class A, 2.10%, 2/18/25(1)	1,017	1,022,377
Series 2021-A, Class A, 0.88%, 8/15/25(1)	305	305,719
Aligned Data Centers Issuer, LLC, Series 2021-1A, Class A2, 1.937%, 8/15/46(1)	1,417	1,425,857
Business Jet Securities, LLC, Series 2020-1A, Class A, 2.981%, 11/15/35(1)	85	86,180
Coinstar Funding, LLC, Series 2017-1A, Class A2, 5.216%, 4/25/47(1)	1,526	1,530,526
Conn's Receivables Funding, LLC:
Series 2020-A, Class B, 4.27%, 6/16/25(1)	353	355,483
Series 2020-A, Class C, 4.20%, 6/16/25(1)	164	164,576
DB Master Finance, LLC, Series 2017-1A, Class A2II, 4.03%, 11/20/47(1)	164	173,593
Diamond Infrastructure Funding, LLC:
Series 2021-1A, Class A, 1.76%, 4/15/49(1)	950	938,264
Series 2021-1A, Class C, 3.475%, 4/15/49(1)	255	255,696
Driven Brands Funding, LLC, Series 2018-1A, Class A2, 4.739%, 4/20/48(1)	126	133,706
ExteNet, LLC:
Series 2019-1A, Class A2, 3.204%, 7/26/49(1)	805	826,896
Series 2019-1A, Class B, 4.14%, 7/26/49(1)	80	82,687
FOCUS Brands Funding, LLC:
Series 2017-1A, Class A2IB, 3.857%, 4/30/47(1)	1,216	1,251,123
Series 2017-1A, Class A2II, 5.093%, 4/30/47(1)	345	366,212
Hardee's Funding, LLC, Series 2020-1A, Class A2, 3.981%, 12/20/50(1)	432	459,433
Jack in the Box Funding, LLC, Series 2019-1A, Class A2I, 3.982%, 8/25/49(1)	973	996,235
Jersey Mike's Funding, Series 2019-1A, Class A2, 4.433%, 2/15/50(1)	635	677,122
JPMorgan Chase Bank, NA:
Series 2021-2, Class B, 0.889%, 12/26/28(1)	1,255	1,255,142
Series 2021-3, Class B, 0.76%, 2/26/29(1)	1,044	1,043,758
Lunar Aircraft, Ltd., Series 2020-1A, Class B, 4.335%, 2/15/45(1)	120	112,291
Marlette Funding Trust:
Series 2020-2A, Class B, 1.83%, 9/16/30(1)	425	427,152
Series 2020-2A, Class C, 2.83%, 9/16/30(1)	107	109,256
Series 2021-1A, Class A, 0.60%, 6/16/31(1)	122	122,195
Mosaic Solar Loan Trust:
Series 2019-1A, Class A, 4.37%, 12/21/43(1)	543	591,925
Series 2019-2A, Class B, 3.28%, 9/20/40(1)	1,389	1,441,067
Series 2019-2A, Class C, 4.35%, 9/20/40(1)	223	223,197
Security	Principal Amount (000's omitted)	Value
Mosaic Solar Loan Trust: (continued)
Series 2020-1A, Class A, 2.10%, 4/20/46(1)	$150	$ 152,836
Series 2020-1A, Class B, 3.10%, 4/20/46(1)	123	128,646
Series 2020-2A, Class A, 1.44%, 8/20/46(1)	315	311,522
Series 2020-2A, Class B, 2.21%, 8/20/46(1)	455	454,066
Series 2021-1A, Class A, 1.51%, 12/20/46(1)	669	664,458
Neighborly Issuer, LLC, Series 2021-1A, Class A2, 3.584%, 4/30/51(1)	992	1,027,960
OneMain Financial Issuance Trust:
Series 2016-3A, Class A, 3.83%, 6/18/31(1)	361	363,553
Series 2018-1A, Class A, 3.30%, 3/14/29(1)	673	674,529
Oportun Funding XIV, LLC, Series 2021-A, Class B, 1.76%, 3/8/28(1)	265	265,819
Oportun Issuance Trust:
Series 2021-B, Class A, 1.47%, 5/8/31(1)	979	980,467
Series 2021-B, Class C, 3.65%, 5/8/31(1)	178	179,009
Pagaya AI Debt Selection Trust:
Series 2020-3, Class B, 3.22%, 5/17/27(1)	305	311,375
Series 2021-2, 3.00%, 1/25/29(1)	1,540	1,552,188
Series 2021-3, Class A, 1.15%, 5/15/29(1)	3,497	3,499,118
Series 2021-HG1, Class A, 1.22%, 1/16/29(1)	690	690,584
Planet Fitness Master Issuer, LLC:
Series 2018-1A, Class A2I, 4.262%, 9/5/48(1)	1,057	1,061,969
Series 2018-1A, Class A2II, 4.666%, 9/5/48(1)	70	71,973
Series 2019-1A, Class A2, 3.858%, 12/5/49(1)	619	630,591
SBA Tower Trust:
Series 2013-2, Class C, 3.722%, 4/11/23(1)	1,100	1,103,832
Series 2014-2A, Class C, 3.869%, 10/15/49(1)	1,000	1,045,978
ServiceMaster Funding, LLC:
Series 2020-1, Class A2I, 2.841%, 1/30/51(1)	352	360,312
Series 2020-1, Class A2II, 3.337%, 1/30/51(1)	445	462,786
SERVPRO Master Issuer, LLC, Series 2019-1A, Class A2, 3.882%, 10/25/49(1)	2,022	2,119,519
Small Business Lending Trust, Series 2020-A, Class A, 2.62%, 12/15/26(1)	75	75,200
SolarCity LMC Series I, LLC, Series 2013-1, Class A, 4.80%, 11/20/38(1)	410	428,533
SolarCity LMC Series II, LLC, Series 2014-1, Class A, 4.59%, 4/20/44(1)	401	401,771
SolarCity LMC Series III, LLC:
Series 2014-2, Class A, 4.02%, 7/20/44(1)	1,365	1,389,513
Series 2014-2, Class B, 5.44%, 7/20/44(1)	1,607	1,604,671
Sonic Capital, LLC, Series 2020-1A, Class A2I, 3.845%, 1/20/50(1)	1,145	1,208,955
SpringCastle America Funding, LLC, Series 2020-AA, Class A, 1.97%, 9/25/37(1)	940	949,203
Stack Infrastructure Issuer, LLC:
Series 2019-1A, Class A2, 4.54%, 2/25/44(1)	4,829	5,083,658

14
See Notes to Financial Statements.

Calvert
Balanced Fund
September 30, 2021
Schedule of Investments — continued

Security	Principal Amount (000's omitted)	Value
Stack Infrastructure Issuer, LLC: (continued)
Series 2019-2A, Class A2, 3.08%, 10/25/44(1)	$405	$ 416,278
Sunnova Helios II Issuer, LLC, Series 2021-A, Class A, 1.80%, 2/20/48(1)	1,341	1,341,571
Sunnova Sol II Issuer, LLC, Series 2020-2A, Class A, 2.73%, 11/1/55(1)	1,457	1,484,117
Sunnova Sol Issuer, LLC, Series 2020-1A, Class A, 3.35%, 2/1/55(1)	245	255,362
Sunrun Atlas Issuer, LLC, Series 2019-2, Class A, 3.61%, 2/1/55(1)	478	508,809
Sunrun Callisto Issuer, LLC, Series 2015-1A, Class B, 5.38%, 7/20/45(1)	454	452,867
Sunrun Demeter Issuer, LLC, Series 2021-2A, Class A, 2.27%, 1/30/57(1)	720	721,303
Sunrun Xanadu Issuer, LLC, Series 2019-1A, Class A, 3.98%, 6/30/54(1)	324	347,274
TES, LLC, Series 2017-1A, Class A, 4.33%, 10/20/47(1)	752	799,104
Tesla Auto Lease Trust:
Series 2019-A, Class A2, 2.13%, 4/20/22(1)	69	68,928
Series 2019-A, Class A3, 2.16%, 10/20/22(1)	2,016	2,033,873
Series 2019-A, Class A4, 2.20%, 11/21/22(1)	395	401,213
Series 2020-A, Class A3, 0.68%, 12/20/23(1)	160	160,706
Series 2020-A, Class A4, 0.78%, 12/20/23(1)	204	205,239
Theorem Funding Trust:
Series 2020-1A, Class A, 2.48%, 10/15/26(1)	61	61,367
Series 2020-1A, Class B, 3.95%, 10/15/26(1)	447	456,515
Series 2021-1A, Class A, 1.21%, 12/15/27(1)	2,216	2,218,389
Series 2021-1A, Class B, 1.84%, 12/15/27(1)	174	173,632
Thunderbolt Aircraft Lease, Ltd., Series 2017-A, Class C, 4.50%, 5/17/32(1)	134	102,410
United States Small Business Administration, Series 2017-20E, Class 1, 2.88%, 5/1/37	1,184	1,269,197
Upstart Securitization Trust, Series 2021-2, Class A, 0.91%, 6/20/31(1)	1,771	1,773,537
Vantage Data Centers Issuer, LLC:
Series 2018-2A, Class A2, 4.196%, 11/16/43(1)	160	166,831
Series 2019-1A, Class A2, 3.188%, 7/15/44(1)	929	960,689
Series 2020-2A, Class A2, 1.992%, 9/15/45(1)	1,405	1,399,396
Vivint Solar Financing VII, LLC, Series 2020-1A, Class A, 2.21%, 7/31/51(1)	995	986,342
Willis Engine Structured Trust V:
Series 2020-A, Class B, 4.212%, 3/15/45(1)	375	356,338
Series 2020-A, Class C, 6.657%, 3/15/45(1)	207	151,463
Total Asset-Backed Securities (identified cost $64,402,016)		$ 65,359,524

Collateralized Mortgage Obligations — 1.2%

Security	Principal Amount (000's omitted)	Value
Bellemeade Re, Ltd.:
Series 2020-4A, Class M2A, 2.686%, (1 mo. USD LIBOR + 2.60%), 6/25/30(1)(2)	$228	$ 229,877
Series 2021-1A, Class M1A, 1.80%, (30-day average SOFR + 1.75%), 3/25/31(1)(2)	345	350,003
Series 2021-1A, Class M1B, 2.25%, (30-day average SOFR + 2.20%), 3/25/31(1)(2)	248	254,997
Series 2021-1A, Class M1C, 3.00%, (30-day average SOFR + 2.95%), 3/25/31(1)(2)	150	156,633
Series 2021-2A, Class M1A, 1.25%, (30-day average SOFR + 1.20%), 6/25/31(1)(2)	558	562,244
Series 2021-3A, Class A2, 1.05%, (30-day average SOFR + 1.00%), 9/25/31(1)(2)	590	593,617
Series 2021-3A, Class M1B, 1.45%, (30-day average SOFR + 1.40%), 9/25/31(1)(2)	415	417,052
Eagle Re, Ltd., Series 2021-1, Class M1A, 1.75%, (30-day average SOFR + 1.70%), 10/25/33(1)(2)	824	831,283
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes:
Series 2015-HQ2, Class M3, 3.336%, (1 mo. USD LIBOR + 3.25%), 5/25/25(2)	326	332,685
Series 2017-HQA2, Class M2, 2.736%, (1 mo. USD LIBOR + 2.65%), 12/25/29(2)	392	401,776
Series 2018-DNA1, Class M2, 1.886%, (1 mo. USD LIBOR + 1.80%), 7/25/30(2)	565	570,336
Series 2018-DNA1, Class M2AT, 1.136%, (1 mo. USD LIBOR + 1.05%), 7/25/30(2)	725	722,947
Series 2019-DNA2, Class M2, 2.536%, (1 mo. USD LIBOR + 2.45%), 3/25/49(1)(2)	140	142,130
Series 2019-DNA3, Class M2, 2.136%, (1 mo. USD LIBOR + 2.05%), 7/25/49(1)(2)	1,708	1,730,779
Series 2019-DNA4, Class M2, 2.036%, (1 mo. USD LIBOR + 1.95%), 10/25/49(1)(2)	289	290,324
Series 2020-DNA4, Class M2, 3.836%, (1 mo. USD LIBOR + 3.75%), 8/25/50(1)(2)	29	28,991
Series 2020-DNA5, Class M2, 2.85%, (30-day average SOFR + 2.80%), 10/25/50(1)(2)	308	312,101
Series 2020-DNA6, Class B1, 3.05%, (30-day average SOFR + 3.00%), 12/25/50(1)(2)	50	50,733
Series 2020-DNA6, Class M2, 2.05%, (30-day average SOFR + 2.00%), 12/25/50(1)(2)	715	721,824
Series 2021-DNA3, Class M1, 0.80%, (30-day average SOFR + 0.75%), 10/25/33(1)(2)	645	646,613
Federal National Mortgage Association Connecticut Avenue Securities:
Series 2013-C01, Class M2, 5.336%, (1 mo. USD LIBOR + 5.25%), 10/25/23(2)	325	339,539
Series 2014-C02, Class 2M2, 2.686%, (1 mo. USD LIBOR + 2.60%), 5/25/24(2)	153	155,017
Series 2014-C03, Class 2M2, 2.986%, (1 mo. USD LIBOR + 2.90%), 7/25/24(2)	220	224,684
Series 2014-C04, Class 1M2, 4.986%, (1 mo. USD LIBOR + 4.90%), 11/25/24(2)	580	604,937

15
See Notes to Financial Statements.

Calvert
Balanced Fund
September 30, 2021
Schedule of Investments — continued

Security	Principal Amount (000's omitted)	Value
Federal National Mortgage Association Connecticut Avenue Securities: (continued)
Series 2017-C06, Class 1M2, 2.736%, (1 mo. USD LIBOR + 2.65%), 2/25/30(2)	$467	$ 475,709
Series 2018-C06, Class 1M2, 2.086%, (1 mo. USD LIBOR + 2.00%), 3/25/31(2)	47	47,244
Series 2018-R07, Class 1M2, 2.486%, (1 mo. USD LIBOR + 2.40%), 4/25/31(1)(2)	286	287,517
Series 2019-R02, Class 1M2, 2.386%, (1 mo. USD LIBOR + 2.30%), 8/25/31(1)(2)	25	25,175
Series 2019-R05, Class 1M2, 2.086%, (1 mo. USD LIBOR + 2.00%), 7/25/39(1)(2)	42	42,300
Federal National Mortgage Association Grantor Trust, Series 2017-T1, Class A, 2.898%, 6/25/27	547	588,462
FMC GMSR Issuer Trust, Series 2021-GT1, Class A, 3.62%, 7/25/26(1)(3)	125	125,007
Home Re, Ltd.:
Series 2021-1, Class M1B, 1.636%, (1 mo. USD LIBOR + 1.55%), 7/25/33(1)(2)	690	688,121
Series 2021-1, Class M2, 2.936%, (1 mo. USD LIBOR + 2.85%), 7/25/33(1)(2)	215	216,075
Oaktown Re V, Ltd., Series 2020-2A, Class M1B, 3.686%, (1 mo. USD LIBOR + 3.60%), 10/25/30(1)(2)	394	402,273
Toorak Mortgage Corp., Ltd., Series 2020-1, Class A1, 2.734% to 1/25/23, 3/25/23(1)(4)	480	482,687
ZH Trust:
Series 2021-1, Class A, 2.253%, 2/18/27(1)	105	105,378
Series 2021-2, Class A, 2.349%, 10/17/27(1)(5)	101	101,259
Total Collateralized Mortgage Obligations (identified cost $14,132,946)		$ 14,258,329

Commercial Mortgage-Backed Securities — 3.7%

Security	Principal Amount (000's omitted)	Value
BAMLL Commercial Mortgage Securities Trust:
Series 2019-BPR, Class DNM, 3.843%, 11/5/32(1)(3)	$1,605	$ 1,586,494
Series 2019-BPR, Class ENM, 3.843%, 11/5/32(1)(3)	680	655,471
Series 2019-BPR, Class FNM, 3.843%, 11/5/32(1)(3)	1,215	1,041,348
BX Commercial Mortgage Trust:
Series 2019-XL, Class A, 1.004%, (1 mo. USD LIBOR + 0.92%), 10/15/36(1)(2)	1,414	1,417,974
Series 2019-XL, Class B, 1.164%, (1 mo. USD LIBOR + 1.08%), 10/15/36(1)(2)	663	663,882
Series 2021-VOLT, Class B, 1.034%, (1 mo. USD LIBOR + 0.95%), 9/15/36(1)(2)	1,809	1,812,677
Series 2021-VOLT, Class C, 1.184%, (1 mo. USD LIBOR + 1.10%), 9/15/36(1)(2)	549	550,451
Series 2021-VOLT, Class D, 1.734%, (1 mo. USD LIBOR + 1.65%), 9/15/36(1)(2)	1,739	1,744,242
Security	Principal Amount (000's omitted)	Value
CGMS Commercial Mortgage Trust, Series 2017-MDRC, Class D, 2.346%, (1 mo. USD LIBOR + 2.25%), 7/15/30(1)(2)	$490	$ 477,425
Extended Stay America Trust:
Series 2021-ESH, Class A, 1.164%, (1 mo. USD LIBOR + 1.08%), 7/15/38(1)(2)	322	323,800
Series 2021-ESH, Class C, 1.784%, (1 mo. USD LIBOR + 1.70%), 7/15/38(1)(2)	1,381	1,393,116
Series 2021-ESH, Class D, 2.334%, (1 mo. USD LIBOR + 2.25%), 7/15/38(1)(2)	437	441,323
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates:
Series KG02, Class A2, 2.412%, 8/25/29	3,315	3,512,850
Series KG03, Class A2, 1.297%, 6/25/30(3)	770	751,688
Series KSG1, Class A2, 1.503%, 9/25/30	704	698,103
Series KW06, Class A2, 3.80%, 6/25/28(3)	1,135	1,293,939
Series W5FX, Class AFX, 3.336%, 4/25/28(3)	413	455,779
Federal National Mortgage Association:
Series 2017-M13, Class A2, 3.023%, 9/25/27(3)	1,193	1,296,223
Series 2018-M4, Class A2, 3.161%, 3/25/28(3)	2,445	2,674,926
Series 2018-M13, Class A2, 3.818%, 9/25/30(3)	3,600	4,177,298
Series 2019-M1, Class A2, 3.673%, 9/25/28(3)	993	1,125,761
Series 2019-M22, Class A2, 2.522%, 8/25/29	1,963	2,096,049
Series 2020-M1, Class A2, 2.444%, 10/25/29	2,322	2,459,909
Series 2020-M20, Class A2, 1.435%, 10/25/29	1,505	1,485,460
Federal National Mortgage Association Multifamily Connecticut Avenue Securities Trust:
Series 2019-01, Class M10, 3.336%, (1 mo. USD LIBOR + 3.25%), 10/15/49(1)(2)	130	131,499
Series 2020-01, Class M10, 3.836%, (1 mo. USD LIBOR + 3.75%), 3/25/50(1)(2)	980	1,019,168
Hawaii Hotel Trust, Series 2019-MAUI, Class A, 1.234%, (1 mo. USD LIBOR + 1.15%), 5/15/38(1)(2)	1,609	1,613,852
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2014-DSTY, Class B, 3.771%, 6/10/27(1)	550	167,475
Series 2014-DSTY, Class C, 3.931%, 6/10/27(1)(3)	225	40,163
Morgan Stanley Capital I Trust:
Series 2017-CLS, Class A, 0.784%, (1 mo. USD LIBOR + 0.70%), 11/15/34(1)(2)(6)	1,909	1,909,605
Series 2017-CLS, Class F, 2.684%, (1 mo. USD LIBOR + 2.60%), 11/15/34(1)(2)(6)	412	412,531
Series 2019-BPR, Class A, 1.484%, (1 mo. USD LIBOR + 1.40%), 5/15/36(1)(2)(6)	1,315	1,304,268
Series 2019-BPR, Class B, 2.184%, (1 mo. USD LIBOR + 2.10%), 5/15/36(1)(2)(6)	386	366,588
Series 2019-BPR, Class C, 3.134%, (1 mo. USD LIBOR + 3.05%), 5/15/36(1)(2)(6)	205	184,857
Motel Trust:
Series 2021-MTL6, Class A, 0.984%, (1 mo. USD LIBOR + 0.90%), 9/15/38(1)(2)	558	559,688
Series 2021-MTL6, Class B, 1.284%, (1 mo. USD LIBOR + 1.20%), 9/15/38(1)(2)	367	368,078

16
See Notes to Financial Statements.

Calvert
Balanced Fund
September 30, 2021
Schedule of Investments — continued

Security	Principal Amount (000's omitted)	Value
SLG Office Trust, Series 2021-OVA, Class A, 2.585%, 7/15/41(1)	$1,674	$ 1,734,394
WFLD Mortgage Trust, Series 2014-MONT, Class C, 3.88%, 8/10/31(1)(3)	850	773,080
Total Commercial Mortgage-Backed Securities (identified cost $44,104,285)		$ 44,721,434

Common Stocks — 61.3%

Security	Shares	Value
Auto Components — 1.1%
Aptiv PLC(7)	89,100	$ 13,273,227
		$ 13,273,227
Banks — 3.2%
PNC Financial Services Group, Inc. (The)	90,500	$ 17,705,420
Wells Fargo & Co.	453,000	21,023,730
		$ 38,729,150
Beverages — 2.3%
Coca-Cola Co. (The)	257,600	$ 13,516,272
Coca-Cola Europacific Partners PLC	261,100	14,436,219
		$ 27,952,491
Biotechnology — 2.4%
AbbVie, Inc.	176,000	$ 18,985,120
Neurocrine Biosciences, Inc.(7)	103,900	9,965,049
		$ 28,950,169
Building Products — 0.6%
AZEK Co., Inc. (The)(7)	199,400	$ 7,284,082
		$ 7,284,082
Capital Markets — 4.6%
Goldman Sachs Group, Inc. (The)	25,300	$ 9,564,159
Intercontinental Exchange, Inc.	110,300	12,664,646
S&P Global, Inc.	41,600	17,675,424
Tradeweb Markets, Inc., Class A	194,766	15,733,198
		$ 55,637,427
Commercial Services & Supplies — 0.8%
Waste Management, Inc.	61,525	$ 9,189,374
		$ 9,189,374
Security	Shares	Value
Containers & Packaging — 0.7%
AptarGroup, Inc.	72,400	$ 8,640,940
		$ 8,640,940
Electric Utilities — 1.0%
NextEra Energy, Inc.	147,500	$ 11,581,700
		$ 11,581,700
Electrical Equipment — 0.7%
AMETEK, Inc.	73,100	$ 9,065,131
		$ 9,065,131
Electronic Equipment, Instruments & Components — 0.8%
TE Connectivity, Ltd.	68,100	$ 9,344,682
		$ 9,344,682
Energy Equipment & Services — 1.4%
Baker Hughes Co.	687,400	$ 16,999,402
		$ 16,999,402
Entertainment — 0.9%
Walt Disney Co. (The)(7)	66,200	$ 11,199,054
		$ 11,199,054
Equity Real Estate Investment Trusts (REITs) — 1.5%
EastGroup Properties, Inc.	35,700	$ 5,948,691
Lamar Advertising Co., Class A	112,100	12,717,745
		$ 18,666,436
Food & Staples Retailing — 1.3%
Sysco Corp.	198,900	$ 15,613,650
		$ 15,613,650
Health Care Equipment & Supplies — 2.8%
Boston Scientific Corp.(7)	352,900	$ 15,312,331
Danaher Corp.	63,600	19,362,384
		$ 34,674,715
Health Care Providers & Services — 1.2%
Anthem, Inc.	37,700	$ 14,054,560
		$ 14,054,560
Hotels, Restaurants & Leisure — 1.0%
Marriott International, Inc., Class A(7)	82,200	$ 12,172,998
		$ 12,172,998

17
See Notes to Financial Statements.

Calvert
Balanced Fund
September 30, 2021
Schedule of Investments — continued

Security	Shares	Value
Independent Power and Renewable Electricity Producers — 0.0%(8)
NextEra Energy Partners, L.P.	1,628	$ 122,686
		$ 122,686
Interactive Media & Services — 4.8%
Alphabet, Inc., Class C(7)	16,412	$ 43,743,068
Match Group, Inc.(7)	91,430	14,353,595
		$ 58,096,663
Internet & Direct Marketing Retail — 3.7%
Amazon.com, Inc.(7)	13,766	$ 45,221,861
		$ 45,221,861
IT Services — 4.3%
Automatic Data Processing, Inc.	60,800	$ 12,155,136
PayPal Holdings, Inc.(7)	74,500	19,385,645
Visa, Inc., Class A	92,400	20,582,100
		$ 52,122,881
Life Sciences Tools & Services — 1.4%
Thermo Fisher Scientific, Inc.	30,497	$ 17,423,851
		$ 17,423,851
Machinery — 0.7%
Stanley Black & Decker, Inc.	51,800	$ 9,081,058
		$ 9,081,058
Pharmaceuticals — 0.7%
Zoetis, Inc.	43,600	$ 8,464,504
		$ 8,464,504
Professional Services — 1.5%
Booz Allen Hamilton Holding Corp.	110,400	$ 8,760,240
Clarivate PLC(7)(9)	412,400	9,031,560
		$ 17,791,800
Road & Rail — 0.9%
Union Pacific Corp.	57,400	$ 11,250,974
		$ 11,250,974
Semiconductors & Semiconductor Equipment — 3.0%
Analog Devices, Inc.	90,100	$ 15,089,948
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	88,400	9,869,860
Texas Instruments, Inc.	62,396	11,993,135
		$ 36,952,943
Security	Shares	Value
Software — 6.0%
Bill.com Holdings, Inc.(7)	30,400	$ 8,115,280
Intuit, Inc.	20,667	11,150,053
Microsoft Corp.	192,651	54,312,170
		$ 73,577,503
Specialty Retail — 1.0%
TJX Cos., Inc. (The)	184,100	$ 12,146,918
		$ 12,146,918
Technology Hardware, Storage & Peripherals — 3.4%
Apple, Inc.	294,008	$ 41,602,132
		$ 41,602,132
Textiles, Apparel & Luxury Goods — 0.5%
Deckers Outdoor Corp.(7)	18,600	$ 6,699,720
		$ 6,699,720
Venture Capital — 0.2%
CFBanc Corp.(7)(10)(11)	27,000	$ 1,228,792
Consensus Orthopedics, Inc.(7)(10)(11)	180,877	0
Kickboard (7)(10)(11)	169,932	4,911
Learn Capital Venture Partners III, L.P.(7)(10)(11)	1,047,755	1,441,792
Neighborhood Bancorp, Class A(7)(10)(11)	10,000	12,500
		$ 2,687,995
Wireless Telecommunication Services — 0.9%
T-Mobile US, Inc.(7)	85,445	$ 10,916,453
		$ 10,916,453
Total Common Stocks (identified cost $514,410,660)		$ 747,189,130

Convertible Bonds — 0.0%(8)

Security	Principal Amount (000's omitted)	Value
Technology — 0.0%(8)
ams AG, 0.875%, 9/28/22(12)	$200	$ 196,334
Total Convertible Bonds (identified cost $193,880)		$ 196,334

18
See Notes to Financial Statements.

Calvert
Balanced Fund
September 30, 2021
Schedule of Investments — continued

Convertible Preferred Stocks — 0.0%(8)

Security	Shares	Value
Health Care Equipment & Supplies — 0.0%(8)
Becton Dickinson and Co., Series B, 6.00%(9)	1,650	$ 89,067
Total Convertible Preferred Stocks (identified cost $90,985)		$ 89,067

Corporate Bonds — 15.9%

Security	Principal Amount (000's omitted)	Value
Communications — 1.4%
AT&T, Inc.:
2.30%, 6/1/27	$1	$ 1,036
3.10%, 2/1/43	83	79,721
3.50%, 9/15/53	92	91,235
3.65%, 6/1/51	2,273	2,320,890
3.65%, 9/15/59	111	110,912
3.80%, 12/1/57	1,097	1,122,999
4.90%, 6/15/42	785	945,706
CCO Holdings, LLC/CCO Holdings Capital Corp., 5.00%, 2/1/28(1)	204	213,211
Charter Communications Operating, LLC/Charter Communications Operating Capital, 4.80%, 3/1/50	2,852	3,206,260
Comcast Corp.:
2.45%, 8/15/52(9)	1,213	1,072,557
2.937%, 11/1/56(1)	676	639,763
Crown Castle Towers, LLC, 3.663%, 5/15/25(1)	450	473,833
Discovery Communications, LLC, 5.20%, 9/20/47(9)	806	1,006,018
NBCUniversal Media, LLC, 4.45%, 1/15/43	248	299,469
Nokia Oyj:
4.375%, 6/12/27	622	683,422
6.625%, 5/15/39	990	1,353,201
SES Global Americas Holdings GP, 5.30%, 3/25/44(1)	463	530,513
SES S.A., 5.30%, 4/4/43(1)	274	313,864
T-Mobile USA, Inc.:
2.25%, 2/15/26(9)	48	48,600
2.25%, 11/15/31	161	158,006
2.55%, 2/15/31	371	372,565
2.625%, 4/15/26	1,047	1,071,866
4.50%, 4/15/50	860	1,004,274
Ziggo B.V., 5.50%, 1/15/27(1)	150	155,250
		$ 17,275,171
Consumer, Cyclical — 1.1%
7-Eleven, Inc., 0.80%, 2/10/24(1)	$907	$ 906,871
Security	Principal Amount (000's omitted)	Value
Consumer, Cyclical (continued)
American Airlines Pass-Through Trust:
4.40%, 9/22/23	$215	$ 212,255
5.25%, 1/15/24	729	720,998
American Airlines, Inc./AAdvantage Loyalty IP, Ltd.:
5.50%, 4/20/26(1)	839	883,048
5.75%, 4/20/29(1)	44	47,465
Aptiv PLC, 5.40%, 3/15/49	115	157,195
Delta Air Lines, Inc., 3.625%, 3/15/22	719	725,414
Delta Air Lines, Inc./SkyMiles IP, Ltd., 4.75%, 10/20/28(1)	1,085	1,210,446
Ford Motor Credit Co., LLC:
0.999%, (3 mo. USD LIBOR + 0.88%), 10/12/21(2)	910	910,007
1.198%, (3 mo. USD LIBOR + 1.08%), 8/3/22(2)	525	523,479
2.979%, 8/3/22	2,615	2,646,798
3.087%, 1/9/23	567	576,044
4.14%, 2/15/23	675	692,854
Hyatt Hotels Corp.:
1.30%, 10/1/23(5)	409	409,600
1.80%, 10/1/24(5)	213	213,482
Macy's Retail Holdings, LLC:
2.875%, 2/15/23	617	627,026
3.625%, 6/1/24	84	86,875
4.30%, 2/15/43(9)	75	65,392
MDC Holdings, Inc., 2.50%, 1/15/31	128	124,905
Nordstrom, Inc.:
4.25%, 8/1/31(9)	495	501,908
4.375%, 4/1/30(9)	894	915,090
5.00%, 1/15/44	792	777,903
		$ 13,935,055
Consumer, Non-cyclical — 1.4%
Ashtead Capital, Inc.:
4.00%, 5/1/28(1)	$200	$ 212,616
4.25%, 11/1/29(1)	987	1,084,457
Avon Products, Inc., 8.45%, 3/15/43	80	101,617
Block Financial, LLC, 3.875%, 8/15/30	1,254	1,364,643
Centene Corp.:
2.50%, 3/1/31	1,407	1,389,412
3.375%, 2/15/30	472	489,252
4.25%, 12/15/27	575	602,543
4.625%, 12/15/29	74	80,738
Coca-Cola Europacific Partners PLC, 1.50%, 1/15/27(1)	347	344,679
Coca-Cola Femsa SAB de CV, 1.85%, 9/1/32	645	611,541
Conservation Fund (The), Green Bonds, 3.474%, 12/15/29	655	692,095
CVS Health Corp., 3.00%, 8/15/26	1,400	1,504,009
CVS Pass-Through Trust, 6.036%, 12/10/28	620	723,669

19
See Notes to Financial Statements.

Calvert
Balanced Fund
September 30, 2021
Schedule of Investments — continued

Security	Principal Amount (000's omitted)	Value
Consumer, Non-cyclical (continued)
Doris Duke Charitable Foundation (The), 2.345%, 7/1/50	$1,705	$ 1,522,568
Ford Foundation (The), 2.415%, 6/1/50(9)	1,095	1,045,347
Hikma Finance USA, LLC, 3.25%, 7/9/25(12)	200	208,933
Kraft Heinz Foods Co., 4.375%, 6/1/46	1,639	1,868,226
Natura Cosmeticos S.A., 4.125%, 5/3/28(1)	987	1,000,324
Royalty Pharma PLC, 3.35%, 9/2/51	1,154	1,095,475
Smithfield Foods, Inc.:
2.625%, 9/13/31(1)	870	846,681
3.00%, 10/15/30(1)	192	193,485
5.20%, 4/1/29(1)	90	103,441
		$ 17,085,751
Energy — 0.4%
NuStar Logistics, L.P.:
5.75%, 10/1/25	$97	$ 104,639
6.00%, 6/1/26	934	1,010,457
6.375%, 10/1/30	334	367,818
TerraForm Power Operating, LLC:
4.75%, 1/15/30(1)	1,293	1,354,417
5.00%, 1/31/28(1)	1,696	1,823,200
		$ 4,660,531
Financial — 6.8%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust:
4.50%, 9/15/23	$716	$ 763,076
4.625%, 10/15/27(9)	450	502,138
6.50%, 7/15/25	413	479,051
Affiliated Managers Group, Inc., 3.30%, 6/15/30	996	1,066,530
Agree, L.P., 2.00%, 6/15/28	329	326,483
Air Lease Corp., 2.875%, 1/15/26	816	853,033
Alliance Data Systems Corp., 4.75%, 12/15/24(1)	932	955,774
American Assets Trust, L.P., 3.375%, 2/1/31	176	182,537
Andrew W. Mellon Foundation (The), 0.947%, 8/1/27	845	831,165
Australia & New Zealand Banking Group, Ltd., 2.95% to 7/22/25, 7/22/30(1)(13)	1,352	1,405,949
Banco BTG Pactual S.A., 4.50%, 1/10/25(1)	200	205,752
Banco do Brasil S.A., 3.25%, 9/30/26(1)	322	322,241
Banco Santander S.A., 1.722% to 9/14/26, 9/14/27(13)	800	796,711
Bank of America Corp.:
0.981% to 9/25/24, 9/25/25(13)	1,140	1,141,542
1.734% to 7/22/26, 7/22/27(13)	2,414	2,425,536
1.898% to 7/23/30, 7/23/31(13)	1,365	1,317,106
1.922% to 10/24/30, 10/24/31(13)	1,438	1,384,414
2.087% to 6/14/28, 6/14/29(13)	887	886,122
2.299% to 7/21/31, 7/21/32(13)	1,350	1,331,647
2.456% to 10/22/24, 10/22/25(13)	2,965	3,097,967
Security	Principal Amount (000's omitted)	Value
Financial (continued)
Bank of Montreal, 2.05%, 11/1/22	$1,898	$ 1,934,728
Bank of Nova Scotia (The), 2.375%, 1/18/23	1,362	1,398,940
BankUnited, Inc., 5.125%, 6/11/30	373	431,341
BBVA Bancomer S.A./Texas:
1.875%, 9/18/25(1)	859	864,755
5.125% to 1/18/28, 1/18/33(1)(13)	1,189	1,241,191
Boston Properties, L.P., 2.45%, 10/1/33	2,042	1,988,840
Broadstone Net Lease, LLC, 2.60%, 9/15/31	58	57,356
Capital One Financial Corp.:
3.30%, 10/30/24	419	449,676
3.75%, 7/28/26	658	722,736
4.20%, 10/29/25	575	637,590
CI Financial Corp.:
3.20%, 12/17/30	1,239	1,287,172
4.10%, 6/15/51(9)	711	765,749
Citigroup, Inc.:
0.776% to 10/30/23, 10/30/24(13)	1,600	1,606,439
1.185%, (3 mo. USD LIBOR + 1.07%), 12/8/21(2)	300	300,316
1.678% to 5/15/23, 5/15/24(13)	1,848	1,884,525
2.666% to 1/29/30, 1/29/31(13)	1,181	1,210,118
3.106% to 4/8/25, 4/8/26(13)	1,315	1,396,658
3.887% to 1/10/27, 1/10/28(13)	2,746	3,036,552
4.00% to 12/10/25(13)(14)	770	799,799
Commonwealth Bank of Australia, 3.61% to 9/12/29, 9/12/34(1)(13)	737	782,048
Digital Realty Trust, L.P., 4.75%, 10/1/25	525	591,441
Discover Bank, 4.682% to 8/9/23, 8/9/28(13)	605	643,795
Discover Financial Services, 3.95%, 11/6/24	300	325,088
Enact Holdings, Inc., 6.50%, 8/15/25(1)	472	515,905
EPR Properties, 3.75%, 8/15/29	1,220	1,258,638
Extra Space Storage, L.P., 2.55%, 6/1/31	803	805,686
HAT Holdings I, LLC/HAT Holdings II, LLC:
3.375%, 6/15/26(1)	1,571	1,596,529
6.00%, 4/15/25(1)	695	727,144
Iron Mountain, Inc.:
4.50%, 2/15/31(1)	1,185	1,203,427
5.00%, 7/15/28(1)	294	306,804
JPMorgan Chase & Co.:
0.63%, (SOFR + 0.58%), 3/16/24(2)	167	167,643
1.47% to 9/22/26, 9/22/27(13)	1,384	1,375,708
2.522% to 4/22/30, 4/22/31(13)	1,465	1,495,446
2.739% to 10/15/29, 10/15/30(13)	485	502,521
2.956% to 5/13/30, 5/13/31(13)	958	997,219
KKR Group Finance Co. VII, LLC, 3.625%, 2/25/50(1)	758	816,162

20
See Notes to Financial Statements.

Calvert
Balanced Fund
September 30, 2021
Schedule of Investments — continued

Security	Principal Amount (000's omitted)	Value
Financial (continued)
Liberty Mutual Group, Inc., 4.125% to 12/15/26, 12/15/51(1)(13)	$541	$ 556,290
Life Storage, L.P., 2.40%, 10/15/31(5)	1,045	1,035,735
Lloyds Banking Group PLC, 2.438% to 2/5/25, 2/5/26(13)	860	892,572
Macquarie Bank, Ltd.:
3.052% to 3/3/31, 3/3/36(1)(13)	1,628	1,613,279
3.624%, 6/3/30(1)	744	781,549
National Australia Bank, Ltd., 3.625%, 6/20/23	575	607,309
National Bank of Canada, 0.55% to 11/15/23, 11/15/24(13)	759	757,674
Newmark Group, Inc., 6.125%, 11/15/23	327	354,223
OneMain Finance Corp., 3.50%, 1/15/27	876	877,489
PNC Financial Services Group, Inc. (The), 2.20%, 11/1/24	3,618	3,792,249
Radian Group, Inc.:
4.875%, 3/15/27	1,350	1,473,964
6.625%, 3/15/25	77	86,047
Sabra Health Care, L.P., 3.20%, 12/1/31	137	134,344
SITE Centers Corp., 3.625%, 2/1/25	517	548,145
Societe Generale S.A., 4.75% to 5/26/26(1)(9)(13)(14)	690	706,822
Standard Chartered PLC:
1.214% to 3/23/24, 3/23/25(1)(13)	326	326,640
1.319% to 10/14/22, 10/14/23(1)(13)	459	461,969
1.456% to 1/14/26, 1/14/27(1)(13)	1,028	1,012,606
Stifel Financial Corp., 4.00%, 5/15/30	902	1,006,432
Sun Communities Operating, L.P.:
2.30%, 11/1/28(5)	385	385,952
2.70%, 7/15/31(9)	299	302,453
Synovus Bank/Columbus, GA:
2.289% to 2/10/22, 2/10/23(13)	1,529	1,535,876
4.00% to 10/29/25, 10/29/30(13)	782	819,609
Synovus Financial Corp.:
3.125%, 11/1/22	311	318,111
5.90% to 2/7/24, 2/7/29(13)	71	76,558
Texas Capital Bancshares, Inc., 4.00% to 5/6/26, 5/6/31(13)	596	620,418
Truist Financial Corp.:
1.267% to 3/2/26, 3/2/27(13)	748	745,688
5.10% to 3/1/30(9)(13)(14)	986	1,135,872
UBS AG, 1.25%, 6/1/26(1)	928	923,766
UBS Group AG:
2.095% to 2/11/31, 2/11/32(1)(13)	1,244	1,211,097
4.375% to 2/10/31(1)(13)(14)	449	454,702
UniCredit SpA, 5.459% to 6/30/30, 6/30/35(1)(13)	545	601,763
Westpac Banking Corp., 2.668% to 11/15/30, 11/15/35(13)	561	549,720
		$ 83,107,382
Security	Principal Amount (000's omitted)	Value
Government - Multinational — 1.6%
Asian Development Bank, 3.125%, 9/26/28	$1,160	$ 1,303,058
European Bank for Reconstruction & Development, 1.50%, 2/13/25	1,295	1,330,753
European Investment Bank:
1.625%, 5/13/31	2,540	2,558,781
2.375%, 5/24/27	2,741	2,929,926
2.875%, 6/13/25(1)	5,102	5,502,884
Inter-American Development Bank, 0.875%, 4/3/25	1,030	1,035,856
International Bank for Reconstruction & Development:
0.18%, (SOFR + 0.13%), 1/13/23(2)	1,637	1,638,277
3.125%, 11/20/25	2,600	2,847,416
		$ 19,146,951
Government - Regional — 0.2%
Kommuninvest I Sverige AB, 0.375%, 6/19/24(1)	$1,940	$ 1,932,357
		$ 1,932,357
Industrial — 1.0%
FedEx Corp., 4.55%, 4/1/46	$795	$ 941,472
Flowserve Corp., 3.50%, 10/1/30	473	494,468
Hexcel Corp.:
4.20%, 2/15/27	586	640,669
4.95%, 8/15/25	44	48,770
Imola Merger Corp., 4.75%, 5/15/29(1)	102	105,649
Jabil, Inc.:
3.00%, 1/15/31	1,494	1,534,036
3.60%, 1/15/30	1,434	1,556,114
4.70%, 9/15/22	1,207	1,255,275
nVent Finance S.a.r.l., 4.55%, 4/15/28	1,965	2,158,252
Owens Corning, 3.95%, 8/15/29	1,820	2,033,820
Valmont Industries, Inc.:
5.00%, 10/1/44	110	135,796
5.25%, 10/1/54	800	1,001,421
		$ 11,905,742
Other Revenue — 0.1%
BlueHub Loan Fund, Inc., 3.099%, 1/1/30	$1,625	$ 1,684,085
		$ 1,684,085
Technology — 0.5%
DXC Technology Co., 2.375%, 9/15/28	$914	$ 903,724
Microsoft Corp., 2.40%, 8/8/26	575	611,239
Seagate HDD Cayman:
3.375%, 7/15/31(1)	990	966,488
4.091%, 6/1/29	856	900,268

21
See Notes to Financial Statements.

Calvert
Balanced Fund
September 30, 2021
Schedule of Investments — continued

Security	Principal Amount (000's omitted)	Value
Technology (continued)
Seagate HDD Cayman: (continued)
4.875%, 3/1/24	$249	$ 268,609
5.75%, 12/1/34(9)	439	514,179
Western Digital Corp., 4.75%, 2/15/26(9)	1,486	1,647,632
		$ 5,812,139
Utilities — 1.4%
AES Corp. (The), 2.45%, 1/15/31	$1,826	$ 1,803,294
American Water Capital Corp.:
2.30%, 6/1/31	1,735	1,754,736
2.95%, 9/1/27	750	807,717
Avangrid, Inc.:
3.15%, 12/1/24	805	858,473
3.80%, 6/1/29	1,635	1,821,801
Clearway Energy Operating, LLC:
3.75%, 1/15/32(1)(5)	472	472,590
5.00%, 9/15/26	940	965,310
Consolidated Edison Co. of New York, Inc., 3.35%, 4/1/30	429	469,924
Enel Finance International NV:
1.375%, 7/12/26(1)	564	561,059
2.65%, 9/10/24(1)	1,456	1,526,079
Engie Energia Chile S.A., 3.40%, 1/28/30(1)	200	205,750
MidAmerican Energy Co.:
3.15%, 4/15/50	500	524,739
4.25%, 7/15/49	835	1,033,099
NextEra Energy Capital Holdings, Inc., 1.90%, 6/15/28	1,008	1,009,269
NextEra Energy Operating Partners, L.P., 4.25%, 9/15/24(1)	73	77,281
Niagara Mohawk Power Corp., 1.96%, 6/27/30(1)	586	569,794
Pattern Energy Operations, L.P./Pattern Energy Operations, Inc., 4.50%, 8/15/28(1)	1,745	1,821,344
Public Service Co. of Colorado, 3.70%, 6/15/28	723	806,145
		$ 17,088,404
Total Corporate Bonds (identified cost $188,919,105)		$ 193,633,568

High Social Impact Investments — 0.3%

Security	Principal Amount (000's omitted)	Value
Calvert Impact Capital, Inc., Community Investment Notes, 1.50%, 12/15/23(11)(15)	$2,500	$ 2,457,075
ImpactAssets, Inc., Global Sustainable Agriculture Notes, 0.00%, 11/3/22(11)(16)	393	373,743
ImpactAssets, Inc., Microfinance Plus Notes, 0.00%, 11/3/22(11)(16)	506	463,096
Total High Social Impact Investments (identified cost $3,399,000)		$ 3,293,914

Preferred Stocks — 0.4%

Security	Shares	Value
Mortgage Real Estate Investment Trusts (REITs) — 0.0%(8)
AGNC Investment Corp., Series F, 6.125% to 4/15/25(13)	10,825	$ 273,223
		$ 273,223
Oil, Gas & Consumable Fuels — 0.1%
NuStar Energy, L.P., Series B, 7.625% to 6/15/22(13)	24,733	$ 526,071
		$ 526,071
Real Estate Management & Development — 0.1%
Brookfield Property Partners, L.P.:
Series A, 5.75%	33,000	$ 774,510
Series A2, 6.375%	28,000	706,720
		$ 1,481,230
Venture Capital — 0.0%(8)
Consensus Orthopedics, Inc.:
Series A-1(7)(10)(11)	420,683	$ 0
Series B(7)(10)(11)	348,940	0
Series C(7)(10)(11)	601,710	0
Kickboard:
Series A(7)(10)(11)	1,155,503	287,142
Series A2(7)(10)(11)	404,973	112,502
Lumni, Inc., Series B(7)(10)(11)	17,265	33,192
Wind Harvest Co., Inc.(7)(10)(11)	8,696	0
		$ 432,836

22
See Notes to Financial Statements.

Calvert
Balanced Fund
September 30, 2021
Schedule of Investments — continued

Security	Shares	Value
Wireless Telecommunication Services — 0.2%
United States Cellular Corp.:
5.50%	60,000	$ 1,586,400
6.25%	4,575	123,982
		$ 1,710,382
Total Preferred Stocks (identified cost $4,816,027)		$ 4,423,742

Senior Floating-Rate Loans — 0.8%(17)

Borrower/Description	Principal Amount (000's omitted)	Value
Building and Development — 0.0%(8)
Cushman & Wakefield U.S. Borrower, LLC, Term Loan, 2.834%, (1 mo. USD LIBOR + 2.75%), 8/21/25	$584	$ 579,454
		$ 579,454
Drugs — 0.1%
PPD, Inc., Term Loan, 2.50%, (1 mo. USD LIBOR + 2.00%, Floor 0.50%), 1/13/28	$885	$ 885,162
		$ 885,162
Electronics/Electrical — 0.2%
Hyland Software, Inc., Term Loan, 4.25%, (1 mo. USD LIBOR + 3.50%, Floor 0.75%), 7/1/24	$588	$ 589,410
Informatica, LLC, Term Loan, 3.334%, (1 mo. USD LIBOR + 3.25%), 2/25/27	798	796,279
MA FinanceCo., LLC, Term Loan, 2.834%, (1 mo. USD LIBOR + 2.75%), 6/21/24	36	35,951
Seattle Spinco, Inc., Term Loan, 2.834%, (1 mo. USD LIBOR + 2.75%), 6/21/24	245	242,790
SS&C European Holdings S.a.r.l., Term Loan, 1.834%, (1 mo. USD LIBOR + 1.75%), 4/16/25	78	76,929
SS&C Technologies, Inc., Term Loan, 1.834%, (1 mo. USD LIBOR + 1.75%), 4/16/25	102	101,591
Ultimate Software Group, Inc. (The), Term Loan, 3.834%, (1 mo. USD LIBOR + 3.75%), 5/4/26	770	772,837
VS Buyer, LLC, Term Loan, 3.084%, (1 mo. USD LIBOR + 3.00%), 2/28/27	100	99,597
		$ 2,715,384
Equipment Leasing — 0.0%(8)
Avolon TLB Borrower 1 (US), LLC, Term Loan, 2.50%, (1 mo. USD LIBOR + 1.75%, Floor 0.75%), 1/15/25	$305	$ 304,168
		$ 304,168
Borrower/Description	Principal Amount (000's omitted)	Value
Health Care — 0.1%
Change Healthcare Holdings, LLC, Term Loan, 3.50%, (USD LIBOR + 2.50%, Floor 1.00%), 3/1/24(18)	$796	$ 796,488
Ortho-Clinical Diagnostics S.A., Term Loan, 3.083%, (1 mo. USD LIBOR + 3.00%), 6/30/25	800	800,150
		$ 1,596,638
Insurance — 0.1%
Asurion, LLC:
Term Loan, 3.209%, (1 mo. USD LIBOR + 3.125%), 11/3/23	$269	$ 267,493
Term Loan, 3.334%, (1 mo. USD LIBOR + 3.25%), 12/23/26	149	146,843
USI, Inc., Term Loan, 3.132%, (3 mo. USD LIBOR + 3.00%), 5/16/24	827	822,949
		$ 1,237,285
Leisure Goods/Activities/Movies — 0.1%
Bombardier Recreational Products, Inc., Term Loan, 2.084%, (1 mo. USD LIBOR + 2.00%), 5/24/27	$165	$ 164,215
Delta 2 (LUX) S.a.r.l., Term Loan, 2/1/24(19)	800	799,250
		$ 963,465
Telecommunications — 0.2%
CenturyLink, Inc., Term Loan, 2.334%, (1 mo. USD LIBOR + 2.25%), 3/15/27	$835	$ 827,128
Level 3 Financing, Inc., Term Loan, 1.834%, (1 mo. USD LIBOR + 1.75%), 3/1/27	176	173,515
Ziggo Financing Partnership, Term Loan, 2.584%, (1 mo. USD LIBOR + 2.50%), 4/30/28	845	839,191
		$ 1,839,834
Total Senior Floating-Rate Loans (identified cost $10,124,538)		$ 10,121,390

Sovereign Government Bonds — 0.3%

Security	Principal Amount (000's omitted)	Value
Kreditanstalt fuer Wiederaufbau:
0.75%, 9/30/30(9)	$591	$ 553,953
2.00%, 9/29/22	2,782	2,833,459
Nederlandse Waterschapsbank NV, 2.125%, 11/15/21(1)	580	581,339
Total Sovereign Government Bonds (identified cost $4,002,643)		$ 3,968,751

23
See Notes to Financial Statements.

Calvert
Balanced Fund
September 30, 2021
Schedule of Investments — continued

Taxable Municipal Obligations — 1.3%

Security	Principal Amount (000's omitted)	Value
General Obligations — 0.4%
Los Angeles Unified School District, CA, 5.75%, 7/1/34(20)	$800	$ 1,059,504
Massachusetts, Green Bonds, 3.277%, 6/1/46	880	974,151
New York City, NY, 5.206%, 10/1/31(20)	1,275	1,539,014
San Francisco City and County, CA, (Social Bonds - Affordable Housing, 2016), 3.921%, 6/15/39	630	702,318
		$ 4,274,987
Special Tax Revenue — 0.4%
California Health Facilities Financing Authority, (No Place Like Home Program):
2.361%, 6/1/26	$935	$ 984,845
2.484%, 6/1/27	665	703,417
2.534%, 6/1/28	830	877,484
2.584%, 6/1/29	455	481,012
2.984%, 6/1/33	520	553,873
Connecticut, Special Tax Revenue, 5.459%, 11/1/30(20)	400	484,180
New York City Transitional Finance Authority, NY, Future Tax Secured Revenue Bonds, 5.767%, 8/1/36(20)	1,000	1,271,760
		$ 5,356,571
Water and Sewer — 0.5%
District of Columbia Water & Sewer Authority, Green Bonds, 4.814%, 10/1/2114	$270	$ 386,000
Narragansett Bay Commission, RI, Wastewater System Revenue, Green Bonds:
2.094%, 9/1/30	430	437,981
2.184%, 9/1/31	345	351,362
2.264%, 9/1/32	305	310,307
2.344%, 9/1/33	335	341,499
San Diego County Water Authority, CA:
Green Bonds, 1.531%, 5/1/30	360	353,812
Green Bonds, 1.701%, 5/1/31	320	315,811
Green Bonds, 1.951%, 5/1/34	190	187,901
San Francisco City and County Public Utilities Commission, CA, Water Revenue, Green Bonds, 3.303%, 11/1/39	3,420	3,657,758
		$ 6,342,431
Total Taxable Municipal Obligations (identified cost $14,865,808)		$ 15,973,989

U.S. Government Agencies and Instrumentalities — 0.4%

Security	Principal Amount (000's omitted)	Value
U.S. Department of Housing and Urban Development:
2.547%, 8/1/22	$305	$ 311,073
2.618%, 8/1/23	153	159,094
2.668%, 8/1/24	534	562,263
2.738%, 8/1/25	534	571,287
3.435%, 8/1/34	530	585,834
3.485%, 8/1/35	295	331,803
3.585%, 8/1/37	547	618,702
U.S. International Development Finance Corp.:
3.22%, 9/15/29	731	798,066
3.52%, 9/20/32	745	834,818
Total U.S. Government Agencies and Instrumentalities (identified cost $4,501,721)		$ 4,772,940

U.S. Government Agency Mortgage-Backed Securities — 4.0%

Security	Principal Amount (000's omitted)	Value
Federal Home Loan Mortgage Corp., Pool #ZT0383, 3.50%, 3/1/48	$369	$ 391,953
Federal National Mortgage Association:
2.00%, 30-Year, TBA(21)	840	842,284
2.50%, 30-Year, TBA(21)	17,546	18,094,999
3.00%, 30-Year, TBA(21)	19,410	20,316,036
Pool #AN1879, 2.65%, 6/1/26	590	624,399
Pool #AN1909, 2.68%, 7/1/26	648	687,861
Pool #BM3990, 4.00%, 3/1/48	890	958,883
Pool #FM1867, 3.00%, 11/1/49	988	1,033,429
Pool #FM6803, 2.00%, 4/1/51	721	731,453
Pool #FM7023, 3.00%, 7/1/49	1,525	1,595,575
Pool #MA3149, 4.00%, 10/1/47	1,077	1,162,962
Government National Mortgage Association II:
Pool #CB2653, 2.50%, 3/20/51	965	1,002,691
Pool #CB8629, 2.50%, 4/20/51	1,336	1,394,314
Total U.S. Government Agency Mortgage-Backed Securities (identified cost $48,839,598)		$ 48,836,839

U.S. Treasury Obligations — 6.0%

Security	Principal Amount (000's omitted)	Value
U.S. Treasury Bonds:
1.375%, 11/15/40	$961	$ 863,189
1.375%, 8/15/50	1,843	1,555,751

24
See Notes to Financial Statements.

Calvert
Balanced Fund
September 30, 2021
Schedule of Investments — continued

Security	Principal Amount (000's omitted)	Value
U.S. Treasury Bonds: (continued)
1.875%, 2/15/41	$2,757	$ 2,697,768
1.875%, 2/15/51	4,400	4,197,187
2.00%, 2/15/50	1,316	1,293,278
2.00%, 8/15/51	6,640	6,523,800
2.25%, 5/15/41	7,363	7,659,191
2.375%, 5/15/51	4,500	4,803,750
2.875%, 5/15/49	815	953,677
3.125%, 5/15/48	371	451,519
U.S. Treasury Inflation-Protected Note, 0.75%, 7/15/28(22)	1,920	2,200,188
U.S. Treasury Notes:
0.125%, 6/30/22	272	272,095
0.125%, 7/31/22	320	320,088
0.125%, 8/31/22	320	320,090
0.125%, 9/30/22	2,468	2,468,894
0.125%, 10/31/22	321	321,100
0.125%, 4/30/23	2,176	2,173,493
0.125%, 8/15/23	3,445	3,437,060
0.25%, 5/15/24	816	812,243
0.25%, 6/30/25	185	181,748
0.375%, 3/31/22	271	271,430
0.375%, 11/30/25	3,161	3,101,165
0.375%, 12/31/25	6,951	6,812,523
0.375%, 1/31/26	1,794	1,755,878
0.625%, 7/31/26	3,208	3,156,872
0.75%, 4/30/26	2,719	2,698,608
1.125%, 2/29/28	3,655	3,632,870
1.125%, 8/31/28	1,105	1,092,137
1.25%, 3/31/28	1,609	1,609,440
1.25%, 4/30/28	2,906	2,904,638
1.25%, 6/30/28	1,511	1,507,990
1.625%, 12/31/21	268	269,048
1.625%, 5/15/31	319	322,788
Total U.S. Treasury Obligations (identified cost $72,734,514)		$ 72,641,496

Venture Capital Debt Obligations — 0.0%(8)

Security	Principal Amount (000's omitted)	Value
Kickboard Bridge Note, 8.00%, 4/6/22(10)(11)	$41	$ 40,742
Total Venture Capital Debt Obligations (identified cost $41,000)		$ 40,742

Venture Capital Limited Partnership Interests — 0.0%(8)

Security	Value
First Analysis Private Equity Fund IV, L.P.(7)(10)(11)	$ 302,783
GEEMF Partners, L.P.(7)(10)(11)(15)	10,721
Global Environment Emerging Markets Fund, L.P.(7)(10)(11)	35,050
Solstice Capital, L.P.(7)(10)(11)	24,296
Total Venture Capital Limited Partnership Interests (identified cost $0)	$ 372,850

Short-Term Investments — 1.9%
Affiliated Fund — 1.4%
Description	Units	Value
Calvert Cash Reserves Fund, LLC, 0.04%(23)	17,700,557	$ 17,702,327
Total Affiliated Fund (identified cost $17,700,629)		$ 17,702,327
Securities Lending Collateral — 0.5%
Security	Shares	Value
State Street Navigator Securities Lending Government Money Market Portfolio, 0.03%(24)	5,770,676	$ 5,770,676
Total Securities Lending Collateral (identified cost $5,770,676)		$ 5,770,676
Total Short-Term Investments (identified cost $23,471,305)		$ 23,473,003
Total Investments — 102.9% (identified cost $1,013,050,031)		$1,253,367,042
Other Assets, Less Liabilities — (2.9)%		$ (35,254,232)
Net Assets — 100.0%		$ 1,218,112,810

The percentage shown for each investment category in the Schedule of Investments is based on net assets.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At September 30, 2021, the aggregate value of these securities is $142,833,111 or 11.7% of the Fund's net assets.
(2)	Variable rate security. The stated interest rate represents the rate in effect at September 30, 2021.
(3)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at September 30, 2021.
(4)	Step coupon security. Interest rate represents the rate in effect at September 30, 2021.
(5)	When-issued security.

25
See Notes to Financial Statements.

Calvert
Balanced Fund
September 30, 2021
Schedule of Investments — continued

(6)	Represents an investment in an issuer that may be deemed to be an affiliate effective March 1, 2021 (see Note 8).
(7)	Non-income producing security.
(8)	Amount is less than 0.05%.
(9)	All or a portion of this security was on loan at September 30, 2021. The aggregate market value of securities on loan at September 30, 2021 was $15,479,137.
(10)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 1A).
(11)	Restricted security. Total market value of restricted securities amounts to $6,828,337, which represents 0.5% of the net assets of the Fund as of September 30, 2021.
(12)	Security exempt from registration under Regulation S of the Securities Act of 1933, as amended, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended. At September 30, 2021, the aggregate value of these securities is $405,267 or less than 0.05% of the Fund’s net assets.
(13)	Security converts to variable rate after the indicated fixed-rate coupon period.
(14)	Perpetual security with no stated maturity date but may be subject to calls by the issuer.
(15)	May be deemed to be an affiliated company (see Note 8).
(16)	Notes carry an interest rate that varies by period and is contingent on the performance of the underlying portfolio of loans to borrowers. The coupon rate shown represents the rate in effect at September 30, 2021.
(17)	Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the London Interbank Offered Rate ("LIBOR") and secondarily, the prime rate offered by one or more major United States banks (the "Prime Rate"). Base lending rates may be subject to a floor, or minimum rate. Senior Loans are generally subject to contractual restrictions that must be satisfied before they can be bought or sold.
(18)	The stated interest rate represents the weighted average interest rate at September 30, 2021 of contracts within the senior loan facility. Interest rates on contracts are primarily redetermined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period.
(19)	This Senior Loan will settle after September 30, 2021, at which time the interest rate will be determined.
(20)	Build America Bond. Represents taxable municipal obligation issued pursuant to the American Recovery and Reinvestment Act of 2009 or other legislation providing for the issuance of taxable municipal debt on which the issuer receives federal support.
(21)	TBA (To Be Announced) securities are purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date are determined upon settlement.
(22)	Inflation-linked security whose principal is adjusted for inflation based on changes in the U.S. Consumer Price Index. Interest is calculated based on the inflation-adjusted principal.
(23)	Affiliated investment company, available to Calvert portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of September 30, 2021.
(24)	Represents investment of cash collateral received in connection with securities lending.

26
See Notes to Financial Statements.

Calvert
Balanced Fund
September 30, 2021
Schedule of Investments — continued

Futures Contracts
Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Interest Rate Futures
U.S. 2-Year Treasury Note	79	Long	12/31/21	$ 17,384,320	$ (8,983)
U.S. 5-Year Treasury Note	104	Long	12/31/21	12,765,188	(70,335)
U.S. 10-Year Treasury Note	52	Long	12/21/21	6,843,687	(74,439)
U.S. Long Treasury Bond	(3)	Short	12/21/21	(477,656)	9,487
U.S. Ultra 10-Year Treasury Note	(369)	Short	12/21/21	(53,597,250)	775,897
U.S. Ultra-Long Treasury Bond	(16)	Short	12/21/21	(3,057,000)	77,969
					$709,596
Restricted Securities
Description	Acquisition Dates	Cost
Calvert Impact Capital, Inc., Community Investment Notes, 1.50%, 12/15/23	12/14/20	$2,500,000
CFBanc Corp., Common Stock	3/14/03	270,000
Consensus Orthopedics, Inc., Common Stock	2/10/06	504,331
Consensus Orthopedics, Inc., Series A-1, Preferred	8/19/05	4,331
Consensus Orthopedics, Inc., Series B, Preferred	2/10/06	139,576
Consensus Orthopedics, Inc., Series C, Preferred	2/10/06	120,342
First Analysis Private Equity Fund IV, L.P.	2/25/02-7/6/11	0
GEEMF Partners, L.P.	2/28/97	0
Global Environment Emerging Markets Fund, L.P.	1/14/94-2/1/95	0
ImpactAssets, Inc., Global Sustainable Agriculture Notes, 0.00%, 11/3/22	11/13/15	393,000
ImpactAssets, Inc., Microfinance Plus Notes, 0.00%, 11/3/22	11/13/15	506,000
Kickboard, Common Stock	5/23/13	0
Kickboard, Series A, Preferred	2/12/13	285,328
Kickboard, Series A2, Preferred	6/19/14	100,000
Kickboard Bridge Note, 8.00%, 4/6/22	9/16/15	41,000
Learn Capital Venture Partners III, L.P., Common Stock	8/30/16-6/2/21	1,047,755
Lumni, Inc., Series B, Preferred	8/8/13	116,367
Neighborhood Bancorp, Class A, Common Stock	6/25/97	100,000
Solstice Capital, L.P.	6/26/01-6/17/08	0
Wind Harvest Co., Inc., Preferred	5/16/94	100,000

Abbreviations:
ADR	– American Depositary Receipt
LIBOR	– London Interbank Offered Rate
SOFR	– Secured Overnight Financing Rate
TBA	– To Be Announced

Currency Abbreviations:
USD	– United States Dollar
27
See Notes to Financial Statements.

Calvert
Bond Fund
September 30, 2021
Schedule of Investments

Asset-Backed Securities — 15.7%

Security	Principal Amount (000's omitted)	Value
Adams Outdoor Advertising, L.P., Series 2018-1, Class A, 4.81%, 11/15/48(1)	$1,766	$ 1,857,147
Affirm Asset Securitization Trust:
Series 2020-A, Class A, 2.10%, 2/18/25(1)	6,606	6,640,930
Series 2021-A, Class A, 0.88%, 8/15/25(1)	1,905	1,909,491
Aligned Data Centers Issuer, LLC, Series 2021-1A, Class A2, 1.937%, 8/15/46(1)	9,010	9,067,998
Avant Loans Funding Trust, Series 2020-REV1, Class C, 4.17%, 5/15/29(1)	2,000	2,011,217
Chesapeake Funding II, LLC, Series 2018-2A, Class A1, 3.23%, 8/15/30(1)	3,277	3,288,526
Coinstar Funding, LLC, Series 2017-1A, Class A2, 5.216%, 4/25/47(1)	7,532	7,552,770
DB Master Finance, LLC, Series 2017-1A, Class A2II, 4.03%, 11/20/47(1)	666	704,582
Diamond Infrastructure Funding, LLC:
Series 2021-1A, Class A, 1.76%, 4/15/49(1)	5,977	5,903,162
Series 2021-1A, Class C, 3.475%, 4/15/49(1)	1,193	1,196,256
Driven Brands Funding, LLC, Series 2018-1A, Class A2, 4.739%, 4/20/48(1)	6,907	7,342,533
ExteNet, LLC, Series 2019-1A, Class A2, 3.204%, 7/26/49(1)	4,625	4,750,798
FOCUS Brands Funding, LLC:
Series 2017-1A, Class A2IB, 3.857%, 4/30/47(1)	8,326	8,566,716
Series 2017-1A, Class A2II, 5.093%, 4/30/47(1)	1,192	1,266,485
Hardee's Funding, LLC, Series 2020-1A, Class A2, 3.981%, 12/20/50(1)	2,109	2,244,356
Helios Issuer, LLC, Series 2020-AA, Class A, 2.98%, 6/20/47(1)	3,675	3,821,544
Jack in the Box Funding, LLC, Series 2019-1A, Class A2I, 3.982%, 8/25/49(1)	4,928	5,047,249
Jersey Mike's Funding, Series 2019-1A, Class A2, 4.433%, 2/15/50(1)	3,629	3,869,726
JPMorgan Chase Bank, NA:
Series 2021-2, Class B, 0.889%, 12/26/28(1)	7,910	7,910,894
Series 2021-3, Class B, 0.76%, 2/26/29(1)	6,065	6,064,429
Lunar Aircraft, Ltd.:
Series 2020-1A, Class B, 4.335%, 2/15/45(1)	891	830,953
Series 2020-1A, Class C, 6.413%, 2/15/45(1)	343	286,634
Marlette Funding Trust:
Series 2020-2A, Class B, 1.83%, 9/16/30(1)	7,610	7,648,534
Series 2021-1A, Class A, 0.60%, 6/16/31(1)	785	786,008
Mosaic Solar Loan Trust:
Series 2019-1A, Class A, 4.37%, 12/21/43(1)	2,663	2,901,593
Series 2019-2A, Class B, 3.28%, 9/20/40(1)	9,717	10,079,922
Series 2019-2A, Class C, 4.35%, 9/20/40(1)	666	667,358
Series 2020-1A, Class A, 2.10%, 4/20/46(1)	927	941,332
Series 2020-1A, Class B, 3.10%, 4/20/46(1)	777	811,185
Security	Principal Amount (000's omitted)	Value
Mosaic Solar Loan Trust: (continued)
Series 2020-2A, Class A, 1.44%, 8/20/46(1)	$1,900	$ 1,876,823
Series 2020-2A, Class B, 2.21%, 8/20/46(1)	2,367	2,359,589
Series 2021-1A, Class A, 1.51%, 12/20/46(1)	4,296	4,267,863
Mosaic Solar Loans LLC, Series 2017-1A, Class A, 4.45%, 6/20/42(1)	148	157,861
Neighborly Issuer, LLC, Series 2021-1A, Class A2, 3.584%, 4/30/51(1)	5,411	5,604,706
OneMain Financial Issuance Trust, Series 2018-1A, Class A, 3.30%, 3/14/29(1)	5,424	5,438,478
Oportun Funding XIII, LLC, Series 2019-A, Class A, 3.08%, 8/8/25(1)	6,255	6,359,175
Oportun Funding XIV, LLC:
Series 2021-A, Class B, 1.76%, 3/8/28(1)	1,893	1,898,851
Series 2021-A, Class C, 3.44%, 3/8/28(1)	4,091	4,150,311
Oportun Issuance Trust:
Series 2021-B, Class A, 1.47%, 5/8/31(1)	6,319	6,328,470
Series 2021-B, Class B, 1.96%, 5/8/31(1)	1,694	1,700,121
Pagaya AI Debt Selection Trust:
Series 2021-2, 3.00%, 1/25/29(1)	7,565	7,627,212
Series 2021-3, Class A, 1.15%, 5/15/29(1)	20,630	20,642,498
Series 2021-HG1, Class A, 1.22%, 1/16/29(1)	4,282	4,287,581
Planet Fitness Master Issuer, LLC:
Series 2018-1A, Class A2I, 4.262%, 9/5/48(1)	7,847	7,881,951
Series 2019-1A, Class A2, 3.858%, 12/5/49(1)	3,159	3,218,016
SBA Tower Trust:
Series 2013-2, Class C, 3.722%, 4/11/23(1)	4,150	4,164,457
Series 2014-2A, Class C, 3.869%, 10/15/49(1)	3,300	3,451,728
ServiceMaster Funding, LLC:
Series 2020-1, Class A2I, 2.841%, 1/30/51(1)	2,007	2,052,962
Series 2020-1, Class A2II, 3.337%, 1/30/51(1)	2,362	2,457,841
SERVPRO Master Issuer, LLC, Series 2019-1A, Class A2, 3.882%, 10/25/49(1)	10,638	11,150,648
Small Business Lending Trust, Series 2020-A, Class A, 2.62%, 12/15/26(1)	500	501,028
SolarCity LMC Series I, LLC, Series 2013-1, Class A, 4.80%, 11/20/38(1)	1,640	1,714,132
SolarCity LMC Series III, LLC:
Series 2014-2, Class A, 4.02%, 7/20/44(1)	10,978	11,171,961
Series 2014-2, Class B, 5.44%, 7/20/44(1)	5,223	5,215,182
Sonic Capital, LLC, Series 2020-1A, Class A2I, 3.845%, 1/20/50(1)	4,560	4,817,013
SpringCastle America Funding, LLC, Series 2020-AA, Class A, 1.97%, 9/25/37(1)	5,874	5,931,637
Stack Infrastructure Issuer, LLC:
Series 2019-1A, Class A2, 4.54%, 2/25/44(1)	26,941	28,361,624
Series 2019-2A, Class A2, 3.08%, 10/25/44(1)	2,140	2,199,592

28
See Notes to Financial Statements.

Calvert
Bond Fund
September 30, 2021
Schedule of Investments — continued

Security	Principal Amount (000's omitted)	Value
Sunnova Helios II Issuer, LLC, Series 2021-A, Class A, 1.80%, 2/20/48(1)	$1,012	$ 1,012,062
Sunnova Sol II Issuer, LLC, Series 2020-2A, Class A, 2.73%, 11/1/55(1)	9,130	9,302,144
Sunnova Sol Issuer, LLC:
Series 2020-1A, Class A, 3.35%, 2/1/55(1)	1,420	1,477,096
Series 2020-1A, Class B, 5.54%, 2/1/55(1)	2,479	2,565,891
Sunrun Atlas Issuer, LLC, Series 2019-2, Class A, 3.61%, 2/1/55(1)	2,818	3,001,971
Sunrun Demeter Issuer, LLC, Series 2021-2A, Class A, 2.27%, 1/30/57(1)	4,230	4,237,656
Sunrun Vulcan Issuer, LLC, Series 2021-1A, Class A, 2.46%, 1/30/52(1)	3,415	3,418,152
Sunrun Xanadu Issuer, LLC, Series 2019-1A, Class A, 3.98%, 6/30/54(1)	1,453	1,556,140
TES, LLC, Series 2017-1A, Class A, 4.33%, 10/20/47(1)	3,835	4,072,398
Tesla Auto Lease Trust:
Series 2019-A, Class A2, 2.13%, 4/20/22(1)	405	405,731
Series 2019-A, Class A3, 2.16%, 10/20/22(1)	11,902	12,007,521
Series 2019-A, Class A4, 2.20%, 11/21/22(1)	2,355	2,392,042
Series 2020-A, Class A3, 0.68%, 12/20/23(1)	977	981,308
Series 2020-A, Class A4, 0.78%, 12/20/23(1)	1,236	1,243,505
Theorem Funding Trust:
Series 2020-1A, Class A, 2.48%, 10/15/26(1)	2,659	2,671,282
Series 2021-1A, Class A, 1.21%, 12/15/27(1)	13,947	13,961,890
United States Small Business Administration, Series 2017-20E, Class 1, 2.88%, 5/1/37	4,221	4,526,658
Upstart Securitization Trust, Series 2021-2, Class A, 0.91%, 6/20/31(1)	6,766	6,776,251
Vantage Data Centers Issuer, LLC:
Series 2018-2A, Class A2, 4.196%, 11/16/43(1)	2,138	2,224,416
Series 2019-1A, Class A2, 3.188%, 7/15/44(1)	2,787	2,881,055
Series 2020-2A, Class A2, 1.992%, 9/15/45(1)	7,960	7,928,252
Vivint Solar Financing VII, LLC, Series 2020-1A, Class A, 2.21%, 7/31/51(1)	6,179	6,127,710
Willis Engine Structured Trust V:
Series 2020-A, Class B, 4.212%, 3/15/45(1)	2,211	2,103,261
Series 2020-A, Class C, 6.657%, 3/15/45(1)	955	699,760
Total Asset-Backed Securities (identified cost $375,492,147)		$ 380,533,791

Collateralized Mortgage Obligations — 3.2%

Security	Principal Amount (000's omitted)	Value
Bellemeade Re, Ltd.:
Series 2021-1A, Class M1A, 1.80%, (30-day average SOFR + 1.75%), 3/25/31(1)(2)	$2,240	$ 2,272,481
Security	Principal Amount (000's omitted)	Value
Bellemeade Re, Ltd.: (continued)
Series 2021-1A, Class M1B, 2.25%, (30-day average SOFR + 2.20%), 3/25/31(1)(2)	$1,550	$ 1,593,728
Series 2021-2A, Class M1A, 1.25%, (30-day average SOFR + 1.20%), 6/25/31(1)(2)	3,488	3,514,526
Series 2021-3A, Class A2, 1.05%, (30-day average SOFR + 1.00%), 9/25/31(1)(2)	3,470	3,491,274
Eagle Re, Ltd., Series 2021-1, Class M1A, 1.75%, (30-day average SOFR + 1.70%), 10/25/33(1)(2)	5,267	5,313,555
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes:
Series 2017-DNA3, Class M2, 2.586%, (1 mo. USD LIBOR + 2.50%), 3/25/30(2)	4,773	4,894,012
Series 2017-HQA2, Class M2, 2.736%, (1 mo. USD LIBOR + 2.65%), 12/25/29(2)	1,412	1,445,471
Series 2018-DNA1, Class M2, 1.886%, (1 mo. USD LIBOR + 1.80%), 7/25/30(2)	1,733	1,749,315
Series 2018-DNA1, Class M2AT, 1.136%, (1 mo. USD LIBOR + 1.05%), 7/25/30(2)	3,593	3,583,898
Series 2019-DNA3, Class M2, 2.136%, (1 mo. USD LIBOR + 2.05%), 7/25/49(1)(2)	7,949	8,055,096
Series 2019-DNA4, Class M2, 2.036%, (1 mo. USD LIBOR + 1.95%), 10/25/49(1)(2)	1,476	1,483,485
Series 2020-DNA5, Class M2, 2.85%, (30-day average SOFR + 2.80%), 10/25/50(1)(2)	1,595	1,617,249
Series 2020-DNA6, Class M2, 2.05%, (30-day average SOFR + 2.00%), 12/25/50(1)(2)	4,480	4,522,759
Series 2021-DNA3, Class M1, 0.80%, (30-day average SOFR + 0.75%), 10/25/33(1)(2)	4,115	4,125,288
Federal National Mortgage Association Connecticut Avenue Securities:
Series 2013-C01, Class M2, 5.336%, (1 mo. USD LIBOR + 5.25%), 10/25/23(2)	1,233	1,287,178
Series 2014-C02, Class 2M2, 2.686%, (1 mo. USD LIBOR + 2.60%), 5/25/24(2)	701	710,261
Series 2014-C03, Class 2M2, 2.986%, (1 mo. USD LIBOR + 2.90%), 7/25/24(2)	946	965,721
Series 2014-C04, Class 1M2, 4.986%, (1 mo. USD LIBOR + 4.90%), 11/25/24(2)	8,891	9,267,220
Series 2017-C06, Class 1M2, 2.736%, (1 mo. USD LIBOR + 2.65%), 2/25/30(2)	1,823	1,858,586
Series 2018-R07, Class 1M2, 2.486%, (1 mo. USD LIBOR + 2.40%), 4/25/31(1)(2)	1,316	1,323,317
Series 2019-R05, Class 1M2, 2.086%, (1 mo. USD LIBOR + 2.00%), 7/25/39(1)(2)	189	189,369
Federal National Mortgage Association Grantor Trust, Series 2017-T1, Class A, 2.898%, 6/25/27	1,951	2,097,065
Home Re, Ltd.:
Series 2021-1, Class M1B, 1.636%, (1 mo. USD LIBOR + 1.55%), 7/25/33(1)(2)	4,255	4,243,412
Series 2021-1, Class M2, 2.936%, (1 mo. USD LIBOR + 2.85%), 7/25/33(1)(2)	2,500	2,512,498
Oaktown Re VI, Ltd., Series 2021-1A, Class M1A, 1.70%, (30-day average SOFR + 1.65%), 10/25/33(1)(2)	4,000	4,037,421

29
See Notes to Financial Statements.

Calvert
Bond Fund
September 30, 2021
Schedule of Investments — continued

Security	Principal Amount (000's omitted)	Value
Toorak Mortgage Corp., Ltd., Series 2020-1, Class A1, 2.734% to 1/25/23, 3/25/23(1)(3)	$2,220	$ 2,232,425
Total Collateralized Mortgage Obligations (identified cost $77,950,636)		$ 78,386,610

Commercial Mortgage-Backed Securities — 9.6%

Security	Principal Amount (000's omitted)	Value
BAMLL Commercial Mortgage Securities Trust:
Series 2019-BPR, Class DNM, 3.843%, 11/5/32(1)(4)	$9,685	$ 9,573,331
Series 2019-BPR, Class FNM, 3.843%, 11/5/32(1)(4)	4,805	4,118,251
BX Commercial Mortgage Trust:
Series 2019-XL, Class A, 1.004%, (1 mo. USD LIBOR + 0.92%), 10/15/36(1)(2)	8,598	8,623,059
Series 2019-XL, Class B, 1.164%, (1 mo. USD LIBOR + 1.08%), 10/15/36(1)(2)	2,797	2,801,582
Series 2021-VOLT, Class B, 1.034%, (1 mo. USD LIBOR + 0.95%), 9/15/36(1)(2)	10,584	10,606,670
Series 2021-VOLT, Class C, 1.184%, (1 mo. USD LIBOR + 1.10%), 9/15/36(1)(2)	3,226	3,233,484
Series 2021-VOLT, Class D, 1.734%, (1 mo. USD LIBOR + 1.65%), 9/15/36(1)(2)	7,717	7,737,836
Extended Stay America Trust:
Series 2021-ESH, Class A, 1.164%, (1 mo. USD LIBOR + 1.08%), 7/15/38(1)(2)	2,010	2,018,755
Series 2021-ESH, Class C, 1.784%, (1 mo. USD LIBOR + 1.70%), 7/15/38(1)(2)	7,011	7,073,980
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates:
Series KG02, Class A2, 2.412%, 8/25/29	19,890	21,077,103
Series KG03, Class A2, 1.297%, 6/25/30(4)	4,615	4,505,245
Series KSG1, Class A2, 1.503%, 9/25/30	4,386	4,349,264
Series KW06, Class A2, 3.80%, 6/25/28(4)	5,335	6,082,081
Series W5FX, Class AFX, 3.336%, 4/25/28(4)	1,896	2,094,742
Federal National Mortgage Association:
Series 2017-M13, Class A2, 3.023%, 9/25/27(4)	5,753	6,248,753
Series 2018-M4, Class A2, 3.161%, 3/25/28(4)	3,966	4,338,188
Series 2018-M13, Class A2, 3.818%, 9/25/30(4)	17,300	20,074,237
Series 2019-M1, Class A2, 3.673%, 9/25/28(4)	8,812	9,990,140
Series 2019-M22, Class A2, 2.522%, 8/25/29	11,381	12,152,384
Series 2020-M1, Class A2, 2.444%, 10/25/29	13,443	14,241,409
Series 2020-M20, Class A2, 1.435%, 10/25/29	9,220	9,100,290
Federal National Mortgage Association Multifamily Connecticut Avenue Securities Trust:
Series 2019-01, Class M10, 3.336%, (1 mo. USD LIBOR + 3.25%), 10/15/49(1)(2)	415	419,785
Series 2020-01, Class M10, 3.836%, (1 mo. USD LIBOR + 3.75%), 3/25/50(1)(2)	4,919	5,115,601
Security	Principal Amount (000's omitted)	Value
Hawaii Hotel Trust, Series 2019-MAUI, Class A, 1.234%, (1 mo. USD LIBOR + 1.15%), 5/15/38(1)(2)	$10,145	$ 10,175,592
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2014-DSTY, Class B, 3.771%, 6/10/27(1)	2,335	711,007
Series 2014-DSTY, Class C, 3.931%, 6/10/27(1)(4)	385	68,723
Morgan Stanley Capital I Trust:
Series 2017-CLS, Class A, 0.784%, (1 mo. USD LIBOR + 0.70%), 11/15/34(1)(2)(5)	17,028	17,033,394
Series 2019-BPR, Class A, 1.484%, (1 mo. USD LIBOR + 1.40%), 5/15/36(1)(2)(5)	8,203	8,136,055
Motel Trust:
Series 2021-MTL6, Class A, 0.984%, (1 mo. USD LIBOR + 0.90%), 9/15/38(1)(2)	3,260	3,270,018
Series 2021-MTL6, Class B, 1.284%, (1 mo. USD LIBOR + 1.20%), 9/15/38(1)(2)	2,090	2,095,762
SLG Office Trust, Series 2021-OVA, Class A, 2.585%, 7/15/41(1)	10,195	10,562,809
WFLD Mortgage Trust:
Series 2014-MONT, Class B, 3.88%, 8/10/31(1)(4)	1,330	1,296,311
Series 2014-MONT, Class C, 3.88%, 8/10/31(1)(4)	2,700	2,455,667
Total Commercial Mortgage-Backed Securities (identified cost $226,278,479)		$ 231,381,508

Corporate Bonds — 45.7%

Security	Principal Amount (000's omitted)	Value
Communications — 4.0%
AT&T, Inc.:
3.10%, 2/1/43	$3,014	$ 2,894,928
3.55%, 9/15/55	4,692	4,636,443
3.65%, 6/1/51	11,356	11,595,262
3.65%, 9/15/59	822	821,348
3.80%, 12/1/57	4,973	5,090,860
4.90%, 6/15/42	3,000	3,614,164
Charter Communications Operating, LLC/Charter Communications Operating Capital, 4.80%, 3/1/50	14,367	16,151,590
Comcast Corp.:
2.45%, 8/15/52(6)	7,484	6,617,488
2.937%, 11/1/56(1)	5,067	4,795,384
Crown Castle Towers, LLC, 3.663%, 5/15/25(1)	2,100	2,211,222
Discovery Communications, LLC, 5.20%, 9/20/47(6)	4,650	5,803,952
NBCUniversal Media, LLC, 4.45%, 1/15/43	916	1,106,105
Nokia Oyj:
4.375%, 6/12/27	4,025	4,422,469
6.625%, 5/15/39	5,100	6,971,037
SES Global Americas Holdings GP, 5.30%, 3/25/44(1)	2,440	2,795,792

30
See Notes to Financial Statements.

Calvert
Bond Fund
September 30, 2021
Schedule of Investments — continued

Security	Principal Amount (000's omitted)	Value
Communications (continued)
SES S.A., 5.30%, 4/4/43(1)	$1,457	$ 1,668,976
T-Mobile USA, Inc.:
2.25%, 11/15/31	2,303	2,260,173
2.55%, 2/15/31	2,306	2,315,725
2.625%, 4/15/26	3,881	3,973,174
4.50%, 4/15/50	5,412	6,319,917
		$ 96,066,009
Consumer, Cyclical — 3.2%
7-Eleven, Inc., 0.80%, 2/10/24(1)	$5,582	$ 5,581,208
American Airlines Pass-Through Trust:
4.40%, 9/22/23	1,451	1,431,662
5.25%, 1/15/24	1,665	1,646,287
American Airlines, Inc./AAdvantage Loyalty IP, Ltd., 5.50%, 4/20/26(1)	5,741	6,042,403
Delta Air Lines, Inc., 3.625%, 3/15/22	4,302	4,340,379
Delta Air Lines, Inc./SkyMiles IP, Ltd., 4.75%, 10/20/28(1)	4,954	5,526,771
Ford Motor Credit Co., LLC:
0.999%, (3 mo. USD LIBOR + 0.88%), 10/12/21(2)	5,522	5,522,039
1.198%, (3 mo. USD LIBOR + 1.08%), 8/3/22(2)	8,277	8,253,018
2.979%, 8/3/22	13,035	13,193,506
3.087%, 1/9/23	4,205	4,272,070
4.14%, 2/15/23	1,770	1,816,817
Hyatt Hotels Corp.:
1.30%, 10/1/23(7)	2,600	2,603,815
1.80%, 10/1/24(7)	984	986,227
Macy's Retail Holdings, LLC, 2.875%, 2/15/23	3,561	3,618,866
Nordstrom, Inc.:
4.25%, 8/1/31(6)	2,782	2,820,824
4.375%, 4/1/30(6)	4,561	4,668,599
5.00%, 1/15/44(6)	4,675	4,591,787
		$ 76,916,278
Consumer, Non-cyclical — 3.5%
Ashtead Capital, Inc.:
4.00%, 5/1/28(1)	$1,014	$ 1,077,964
4.25%, 11/1/29(1)	5,174	5,684,885
Block Financial, LLC, 3.875%, 8/15/30	5,377	5,851,426
Centene Corp.:
2.50%, 3/1/31	6,111	6,034,612
3.375%, 2/15/30	2,435	2,523,999
4.25%, 12/15/27	2,693	2,821,995
Coca-Cola Europacific Partners PLC, 1.50%, 1/15/27(1)	2,149	2,134,626
Coca-Cola Femsa SAB de CV, 1.85%, 9/1/32	3,930	3,726,131
Conservation Fund (The), Green Bonds, 3.474%, 12/15/29	3,965	4,189,549
Security	Principal Amount (000's omitted)	Value
Consumer, Non-cyclical (continued)
CVS Health Corp., 3.00%, 8/15/26	$3,284	$ 3,527,976
CVS Pass-Through Trust, 6.036%, 12/10/28	1,430	1,670,005
Doris Duke Charitable Foundation (The), 2.345%, 7/1/50	10,210	9,117,548
Ford Foundation (The), 2.415%, 6/1/50	6,560	6,262,533
Kaiser Foundation Hospitals, 3.15%, 5/1/27	4,091	4,447,219
Kraft Heinz Foods Co., 4.375%, 6/1/46	7,422	8,460,022
Natura Cosmeticos S.A., 4.125%, 5/3/28(1)	4,638	4,700,613
President and Fellows of Harvard College, 3.619%, 10/1/37	1,000	1,158,265
Royalty Pharma PLC, 3.35%, 9/2/51	6,486	6,157,062
Smithfield Foods, Inc.:
2.625%, 9/13/31(1)	4,632	4,507,849
3.00%, 10/15/30(1)	1,114	1,122,614
		$ 85,176,893
Energy — 0.8%
NuStar Logistics, L.P.:
6.00%, 6/1/26	$3,172	$ 3,431,660
6.375%, 10/1/30	1,616	1,779,620
TerraForm Power Operating, LLC:
4.75%, 1/15/30(1)	4,615	4,834,212
5.00%, 1/31/28(1)	9,237	9,929,775
		$ 19,975,267
Financial — 19.5%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust:
4.50%, 9/15/23	$4,780	$ 5,094,279
4.625%, 7/1/22	4,544	4,680,071
6.50%, 7/15/25	2,742	3,180,525
Affiliated Managers Group, Inc., 3.30%, 6/15/30	6,123	6,556,590
Agree, L.P., 2.00%, 6/15/28	2,150	2,133,549
Air Lease Corp., 2.875%, 1/15/26	2,543	2,658,410
Alliance Data Systems Corp., 4.75%, 12/15/24(1)	3,899	3,998,456
Andrew W. Mellon Foundation (The), 0.947%, 8/1/27	5,050	4,967,317
Australia & New Zealand Banking Group, Ltd., 2.95% to 7/22/25, 7/22/30(1)(8)	6,352	6,605,463
Banco Santander S.A., 1.722% to 9/14/26, 9/14/27(8)	5,600	5,576,975
Bank of America Corp.:
0.981% to 9/25/24, 9/25/25(8)	7,087	7,098,574
1.734% to 7/22/26, 7/22/27(8)	11,300	11,353,999
1.898% to 7/23/30, 7/23/31(8)	8,200	7,912,283
1.922% to 10/24/30, 10/24/31(8)	6,525	6,281,849
2.087% to 6/14/28, 6/14/29(8)	4,867	4,862,181
2.299% to 7/21/31, 7/21/32(8)	8,372	8,258,187
2.456% to 10/22/24, 10/22/25(8)	15,612	16,312,127
3.824% to 1/20/27, 1/20/28(8)	6,032	6,660,681
Bank of Montreal, 2.05%, 11/1/22	11,317	11,535,994

31
See Notes to Financial Statements.

Calvert
Bond Fund
September 30, 2021
Schedule of Investments — continued

Security	Principal Amount (000's omitted)	Value
Financial (continued)
Bank of Nova Scotia (The), 2.375%, 1/18/23	$7,809	$ 8,020,796
BankUnited, Inc., 5.125%, 6/11/30	1,841	2,128,953
BBVA Bancomer S.A./Texas:
1.875%, 9/18/25(1)	5,136	5,170,411
5.125% to 1/18/28, 1/18/33(1)(8)	1,686	1,760,007
Boston Properties, L.P., 2.45%, 10/1/33	12,059	11,745,063
Broadstone Net Lease, LLC, 2.60%, 9/15/31	3,193	3,157,551
Capital One Financial Corp.:
3.30%, 10/30/24	4,779	5,128,884
4.20%, 10/29/25	2,100	2,328,589
CI Financial Corp.:
3.20%, 12/17/30	5,188	5,389,709
4.10%, 6/15/51	2,805	3,020,993
Citigroup, Inc.:
0.776% to 10/30/23, 10/30/24(8)	10,100	10,140,645
1.678% to 5/15/23, 5/15/24(8)	11,282	11,504,982
2.666% to 1/29/30, 1/29/31(8)	4,162	4,264,617
3.106% to 4/8/25, 4/8/26(8)	4,706	4,998,230
3.887% to 1/10/27, 1/10/28(8)	16,815	18,594,184
4.00% to 12/10/25(8)(9)	3,895	4,045,737
Commonwealth Bank of Australia, 3.61% to 9/12/29, 9/12/34(1)(8)	2,947	3,127,130
Digital Realty Trust, L.P., 4.75%, 10/1/25	2,035	2,292,538
Discover Bank:
3.45%, 7/27/26	1,750	1,898,295
4.682% to 8/9/23, 8/9/28(8)	4,790	5,097,153
Discover Financial Services, 3.95%, 11/6/24	1,500	1,625,440
Enact Holdings, Inc., 6.50%, 8/15/25(1)	4,470	4,885,799
EPR Properties:
3.75%, 8/15/29	5,930	6,117,809
4.50%, 6/1/27	6,725	7,306,038
Extra Space Storage, L.P., 2.55%, 6/1/31	4,159	4,172,913
Goldman Sachs Group, Inc. (The), 2.905% to 7/24/22, 7/24/23(8)	3,656	3,726,927
HAT Holdings I, LLC/HAT Holdings II, LLC:
3.375%, 6/15/26(1)	5,833	5,927,786
6.00%, 4/15/25(1)	6,528	6,829,920
Iron Mountain, Inc.:
4.50%, 2/15/31(1)	6,270	6,367,499
5.00%, 7/15/28(1)	1,050	1,095,728
JPMorgan Chase & Co.:
0.63%, (SOFR + 0.58%), 3/16/24(2)	1,722	1,728,631
1.47% to 9/22/26, 9/22/27(8)	8,125	8,076,321
1.578% to 4/22/26, 4/22/27(8)	7,700	7,720,293
2.522% to 4/22/30, 4/22/31(8)	6,500	6,635,084
Security	Principal Amount (000's omitted)	Value
Financial (continued)
JPMorgan Chase & Co.: (continued)
2.739% to 10/15/29, 10/15/30(8)	$4,603	$ 4,769,284
2.956% to 5/13/30, 5/13/31(8)	2,688	2,798,043
KKR Group Finance Co. VII, LLC, 3.625%, 2/25/50(1)	4,662	5,019,722
Liberty Mutual Group, Inc., 4.125% to 12/15/26, 12/15/51(1)(8)	3,399	3,495,064
Life Storage, L.P., 2.40%, 10/15/31(7)	6,172	6,117,278
Lloyds Banking Group PLC, 2.438% to 2/5/25, 2/5/26(8)	5,017	5,207,019
Macquarie Bank, Ltd.:
3.052% to 3/3/31, 3/3/36(1)(8)	5,771	5,718,816
3.624%, 6/3/30(1)	3,355	3,524,324
National Australia Bank, Ltd., 3.625%, 6/20/23	2,650	2,798,904
National Bank of Canada, 0.55% to 11/15/23, 11/15/24(8)	4,701	4,692,788
Newmark Group, Inc., 6.125%, 11/15/23	3,000	3,249,750
OneMain Finance Corp., 3.50%, 1/15/27	3,050	3,055,185
PNC Bank NA, 2.70%, 11/1/22	5,000	5,120,315
PNC Financial Services Group, Inc. (The), 2.20%, 11/1/24	21,798	22,847,827
Radian Group, Inc., 4.875%, 3/15/27	5,668	6,188,464
SITE Centers Corp., 3.625%, 2/1/25	4,767	5,054,168
Societe Generale S.A., 4.75% to 5/26/26(1)(8)(9)	3,046	3,120,261
Standard Chartered PLC:
1.214% to 3/23/24, 3/23/25(1)(8)	2,304	2,308,524
1.319% to 10/14/22, 10/14/23(1)(8)	2,857	2,875,480
1.456% to 1/14/26, 1/14/27(1)(8)	2,960	2,915,675
Stifel Financial Corp., 4.00%, 5/15/30	4,782	5,335,651
Sun Communities Operating, L.P.:
2.30%, 11/1/28(7)	2,273	2,278,623
2.70%, 7/15/31(6)	1,895	1,916,883
Synovus Bank/Columbus, GA:
2.289% to 2/10/22, 2/10/23(8)	9,250	9,291,597
4.00% to 10/29/25, 10/29/30(8)	3,445	3,610,683
Synovus Financial Corp., 3.125%, 11/1/22	1,267	1,295,970
Texas Capital Bancshares, Inc., 4.00% to 5/6/26, 5/6/31(8)	3,024	3,147,892
Truist Financial Corp.:
1.267% to 3/2/26, 3/2/27(8)	4,714	4,699,431
5.10% to 3/1/30(8)(9)	4,856	5,594,112
UBS AG, 1.25%, 6/1/26(1)	5,867	5,840,230
UBS Group AG:
2.095% to 2/11/31, 2/11/32(1)(8)	6,300	6,133,370
4.375% to 2/10/31(1)(8)(9)	2,686	2,720,112
UniCredit SpA, 5.459% to 6/30/30, 6/30/35(1)(8)	2,617	2,889,566
Westpac Banking Corp., 2.668% to 11/15/30, 11/15/35(8)	3,506	3,435,507
		$ 470,824,683

32
See Notes to Financial Statements.

Calvert
Bond Fund
September 30, 2021
Schedule of Investments — continued

Security	Principal Amount (000's omitted)	Value
Government - Multinational — 5.3%
Asian Development Bank, 3.125%, 9/26/28	$5,500	$ 6,178,292
European Bank for Reconstruction & Development, 1.50%, 2/13/25	7,640	7,850,932
European Investment Bank:
1.625%, 5/13/31	14,990	15,100,835
2.375%, 5/24/27	17,185	18,369,493
2.875%, 6/13/25(1)	42,948	46,322,591
Inter-American Development Bank, 0.875%, 4/3/25	6,067	6,101,491
International Bank for Reconstruction & Development:
0.18%, (SOFR + 0.13%), 1/13/23(2)	10,100	10,107,879
0.875%, 7/15/26(6)	5,000	4,968,299
3.125%, 11/20/25	12,050	13,196,680
		$ 128,196,492
Government - Regional — 0.5%
Kommuninvest I Sverige AB, 0.375%, 6/19/24(1)	$12,390	$ 12,341,187
		$ 12,341,187
Industrial — 2.9%
FedEx Corp., 4.55%, 4/1/46	$6,660	$ 7,887,046
Flowserve Corp., 3.50%, 10/1/30	2,453	2,564,334
Hexcel Corp.:
4.20%, 2/15/27	3,206	3,505,093
4.95%, 8/15/25	807	894,481
Jabil, Inc.:
3.00%, 1/15/31	10,766	11,054,504
3.60%, 1/15/30	6,161	6,685,648
4.70%, 9/15/22	3,521	3,661,826
nVent Finance S.a.r.l., 4.55%, 4/15/28	10,846	11,912,672
Owens Corning, 3.95%, 8/15/29	11,701	13,075,677
SMBC Aviation Capital Finance DAC, 3.55%, 4/15/24(1)	3,200	3,389,834
Valmont Industries, Inc., 5.25%, 10/1/54	3,846	4,814,333
		$ 69,445,448
Other Revenue — 0.4%
BlueHub Loan Fund, Inc., 3.099%, 1/1/30	$9,400	$ 9,741,781
		$ 9,741,781
Technology — 1.6%
Apple, Inc., 3.00%, 6/20/27	$5,686	$ 6,228,580
DXC Technology Co., 2.375%, 9/15/28	4,894	4,838,979
Microsoft Corp., 2.525%, 6/1/50	3,800	3,662,944
Seagate HDD Cayman:
3.375%, 7/15/31(1)	5,315	5,188,769
4.091%, 6/1/29	3,087	3,246,644
Security	Principal Amount (000's omitted)	Value
Technology (continued)
Seagate HDD Cayman: (continued)
4.875%, 3/1/24	$1,112	$ 1,199,570
5.75%, 12/1/34	5,910	6,922,088
Western Digital Corp., 4.75%, 2/15/26	7,504	8,320,210
		$ 39,607,784
Utilities — 4.0%
AES Corp. (The), 2.45%, 1/15/31	$8,500	$ 8,394,305
American Water Capital Corp.:
2.30%, 6/1/31	11,375	11,504,393
2.95%, 9/1/27	3,590	3,866,272
Avangrid, Inc.:
3.15%, 12/1/24	8,551	9,119,010
3.80%, 6/1/29	7,100	7,911,184
Clearway Energy Operating, LLC:
3.75%, 1/15/32(1)(7)	2,429	2,432,036
5.00%, 9/15/26	4,235	4,349,027
Consolidated Edison Co. of New York, Inc., 3.35%, 4/1/30	2,571	2,816,258
Enel Finance International NV:
1.375%, 7/12/26(1)	3,552	3,533,478
2.65%, 9/10/24(1)	7,485	7,845,261
MidAmerican Energy Co.:
3.15%, 4/15/50	3,240	3,400,310
4.25%, 7/15/49	4,815	5,957,330
NextEra Energy Capital Holdings, Inc., 1.90%, 6/15/28	4,989	4,995,282
NextEra Energy Operating Partners, L.P.:
4.25%, 7/15/24(1)	2,719	2,882,140
4.25%, 9/15/24(1)	324	343,003
4.50%, 9/15/27(1)	2,000	2,153,970
Niagara Mohawk Power Corp., 1.96%, 6/27/30(1)	3,518	3,420,708
Pattern Energy Operations, L.P./Pattern Energy Operations, Inc., 4.50%, 8/15/28(1)	9,421	9,833,169
Public Service Co. of Colorado, 3.70%, 6/15/28	2,581	2,877,816
		$ 97,634,952
Total Corporate Bonds (identified cost $1,078,455,861)		$1,105,926,774

33
See Notes to Financial Statements.

Calvert
Bond Fund
September 30, 2021
Schedule of Investments — continued

High Social Impact Investments — 0.2%

Security	Principal Amount (000's omitted)	Value
Calvert Impact Capital, Inc., Community Investment Notes, 1.50%, 12/15/23(10)(11)	$5,000	$ 4,914,150
ImpactAssets, Inc., Global Sustainable Agriculture Notes, 0.00%, 11/3/22(11)(12)	490	465,990
ImpactAssets, Inc., Microfinance Plus Notes, 0.00%, 11/3/22(11)(12)	631	577,498
Total High Social Impact Investments (identified cost $6,121,000)		$ 5,957,638

Preferred Stocks — 0.8%

Security	Shares	Value
Oil, Gas & Consumable Fuels — 0.1%
NuStar Energy, L.P., Series B, 7.625% to 6/15/22(8)	76,679	$ 1,630,962
		$ 1,630,962
Real Estate Management & Development — 0.3%
Brookfield Property Partners, L.P.:
Series A, 5.75%	100,000	$ 2,347,000
Series A2, 6.375%	211,400	5,335,736
		$ 7,682,736
Wireless Telecommunication Services — 0.4%
United States Cellular Corp.:
5.50%	340,800	$ 9,010,752
6.25%	40,000	1,084,000
		$ 10,094,752
Total Preferred Stocks (identified cost $19,195,553)		$ 19,408,450

Senior Floating-Rate Loans — 4.1%(13)

Borrower/Description	Principal Amount (000's omitted)	Value
Automotive — 0.1%
Clarios Global, L.P., Term Loan, 3.334%, (1 mo. USD LIBOR + 3.25%), 4/30/26	$3,156	$ 3,145,423
		$ 3,145,423
Building and Development — 0.1%
Cushman & Wakefield U.S. Borrower, LLC, Term Loan, 2.834%, (1 mo. USD LIBOR + 2.75%), 8/21/25	$2,578	$ 2,559,256
		$ 2,559,256
Borrower/Description	Principal Amount (000's omitted)	Value
Cable and Satellite Television — 0.6%
CSC Holdings, LLC, Term Loan, 2.334%, (1 mo. USD LIBOR + 2.25%), 7/17/25	$2,238	$ 2,212,433
UPC Financing Partnership, Term Loan, 3.084%, (1 mo. USD LIBOR + 3.00%), 1/31/29	5,925	5,918,826
Virgin Media Bristol, LLC, Term Loan, 3.334%, (1 mo. USD LIBOR + 3.25%), 1/31/29	5,600	5,609,335
		$ 13,740,594
Drugs — 0.2%
PPD, Inc., Term Loan, 2.50%, (1 mo. USD LIBOR + 2.00%, Floor 0.50%), 1/13/28	$3,781	$ 3,779,344
		$ 3,779,344
Electronics/Electrical — 1.2%
Banff Merger Sub, Inc., Term Loan, 3.882%, (3 mo. USD LIBOR + 3.75%), 10/2/25	$5,767	$ 5,741,492
Hyland Software, Inc., Term Loan, 4.25%, (1 mo. USD LIBOR + 3.50%, Floor 0.75%), 7/1/24	5,261	5,275,216
Informatica, LLC, Term Loan, 3.334%, (1 mo. USD LIBOR + 3.25%), 2/25/27	5,985	5,972,092
MA FinanceCo., LLC, Term Loan, 2.834%, (1 mo. USD LIBOR + 2.75%), 6/21/24	160	158,786
Seattle Spinco, Inc., Term Loan, 2.834%, (1 mo. USD LIBOR + 2.75%), 6/21/24	1,080	1,072,323
SS&C European Holdings S.a.r.l., Term Loan, 1.834%, (1 mo. USD LIBOR + 1.75%), 4/16/25	469	465,154
SS&C Technologies, Inc., Term Loan, 1.834%, (1 mo. USD LIBOR + 1.75%), 4/16/25	620	614,270
Ultimate Software Group, Inc. (The), Term Loan, 3.834%, (1 mo. USD LIBOR + 3.75%), 5/4/26	5,100	5,117,810
VS Buyer, LLC, Term Loan, 3.084%, (1 mo. USD LIBOR + 3.00%), 2/28/27	5,914	5,904,710
		$ 30,321,853
Equipment Leasing — 0.0%(14)
Avolon TLB Borrower 1 (US), LLC, Term Loan, 2.50%, (1 mo. USD LIBOR + 1.75%, Floor 0.75%), 1/15/25	$1,329	$ 1,325,052
		$ 1,325,052
Health Care — 0.7%
Change Healthcare Holdings, LLC, Term Loan, 3.50%, (USD LIBOR + 2.50%, Floor 1.00%), 3/1/24(15)	$4,896	$ 4,896,026
ICON Luxembourg S.a.r.l.:
Term Loan, 3.00%, (3 mo. USD LIBOR + 2.50%, Floor 0.50%), 7/3/28	3,993	4,011,012
Term Loan, 3.00%, (3 mo. USD LIBOR + 2.50%, Floor 0.50%), 7/3/28	995	999,346

34
See Notes to Financial Statements.

Calvert
Bond Fund
September 30, 2021
Schedule of Investments — continued

Borrower/Description	Principal Amount (000's omitted)	Value
Health Care (continued)
Ortho-Clinical Diagnostics S.A., Term Loan, 3.083%, (1 mo. USD LIBOR + 3.00%), 6/30/25	$6,000	$ 6,001,122
Select Medical Corporation, Term Loan, 2.34%, (1 mo. USD LIBOR + 2.25%), 3/6/25	2,250	2,240,156
		$ 18,147,662
Insurance — 0.4%
Asurion, LLC:
Term Loan, 3.209%, (1 mo. USD LIBOR + 3.125%), 11/3/23	$2,389	$ 2,378,978
Term Loan, 3.334%, (1 mo. USD LIBOR + 3.25%), 12/23/26	1,310	1,292,222
USI, Inc., Term Loan, 3.132%, (3 mo. USD LIBOR + 3.00%), 5/16/24	5,098	5,070,588
		$ 8,741,788
Leisure Goods/Activities/Movies — 0.3%
Bombardier Recreational Products, Inc., Term Loan, 2.084%, (1 mo. USD LIBOR + 2.00%), 5/24/27	$786	$ 780,986
Delta 2 (LUX) S.a.r.l., Term Loan, 2/1/24(16)	6,000	5,994,372
		$ 6,775,358
Telecommunications — 0.5%
CenturyLink, Inc., Term Loan, 2.334%, (1 mo. USD LIBOR + 2.25%), 3/15/27	$5,154	$ 5,103,750
Level 3 Financing, Inc., Term Loan, 1.834%, (1 mo. USD LIBOR + 1.75%), 3/1/27	811	802,089
Ziggo Financing Partnership, Term Loan, 2.584%, (1 mo. USD LIBOR + 2.50%), 4/30/28	5,185	5,149,353
		$ 11,055,192
Total Senior Floating-Rate Loans (identified cost $99,600,479)		$ 99,591,522

Sovereign Government Bonds — 1.3%

Security	Principal Amount (000's omitted)	Value
Kreditanstalt fuer Wiederaufbau:
0.75%, 9/30/30(6)	$3,653	$ 3,424,008
1.75%, 9/14/29	14,365	14,713,596
2.00%, 9/29/22	8,660	8,820,186
Nederlandse Waterschapsbank NV, 2.125%, 11/15/21(1)	3,510	3,518,104
Total Sovereign Government Bonds (identified cost $30,447,252)		$ 30,475,894

Taxable Municipal Obligations — 3.5%

Security	Principal Amount (000's omitted)	Value
General Obligations — 0.7%
Commonwealth of Massachusetts, 5.456%, 12/1/39(17)	$750	$ 1,034,700
Los Angeles Unified School District, CA, 5.75%, 7/1/34(17)	3,750	4,966,425
Massachusetts, Green Bonds, 3.277%, 6/1/46	4,770	5,280,343
New York City, NY, 5.206%, 10/1/31(17)	1,030	1,243,282
San Francisco City and County, CA, (Social Bonds - Affordable Housing, 2016), 3.921%, 6/15/39	3,085	3,439,127
		$ 15,963,877
Special Tax Revenue — 1.3%
California Health Facilities Financing Authority, (No Place Like Home Program):
2.361%, 6/1/26	$5,565	$ 5,861,670
2.484%, 6/1/27	3,980	4,209,925
2.534%, 6/1/28	4,980	5,264,906
2.584%, 6/1/29	2,715	2,870,217
2.984%, 6/1/33	3,060	3,259,328
3.034%, 6/1/34	2,195	2,336,731
Connecticut, Special Tax Revenue, 5.459%, 11/1/30(17)	3,800	4,599,710
New York City Transitional Finance Authority, NY, Future Tax Secured Revenue Bonds, 5.767%, 8/1/36(17)	3,540	4,502,030
		$ 32,904,517
Water and Sewer — 1.5%
District of Columbia Water & Sewer Authority, Green Bonds, 4.814%, 10/1/2114	$1,170	$ 1,672,667
Narragansett Bay Commission, RI, Wastewater System Revenue, Green Bonds:
2.094%, 9/1/30	2,495	2,541,307
2.184%, 9/1/31	1,985	2,021,603
2.264%, 9/1/32	1,780	1,810,972
2.344%, 9/1/33	1,945	1,982,733
San Diego County Water Authority, CA:
Green Bonds, 1.531%, 5/1/30	2,130	2,093,385
Green Bonds, 1.701%, 5/1/31	1,925	1,899,802
Green Bonds, 1.951%, 5/1/34	1,120	1,107,624
San Francisco City and County Public Utilities Commission, CA, Water Revenue, Green Bonds, 3.303%, 11/1/39	19,705	21,074,892
		$ 36,204,985
Total Taxable Municipal Obligations (identified cost $79,253,566)		$ 85,073,379

35
See Notes to Financial Statements.

Calvert
Bond Fund
September 30, 2021
Schedule of Investments — continued

U.S. Government Agencies and Instrumentalities — 1.3%

Security	Principal Amount (000's omitted)	Value
U.S. Department of Housing and Urban Development:
2.547%, 8/1/22	$1,558	$ 1,589,019
2.618%, 8/1/23	778	808,990
2.668%, 8/1/24	2,726	2,870,277
2.738%, 8/1/25	2,726	2,916,344
3.435%, 8/1/34	3,105	3,432,105
3.485%, 8/1/35	1,745	1,962,698
3.535%, 8/1/36	929	1,034,902
3.585%, 8/1/37	3,215	3,636,429
3.635%, 8/1/38	657	740,064
U.S. International Development Finance Corp.:
1.79%, 10/15/29	1,828	1,886,324
2.36%, 10/15/29	1,512	1,597,664
3.22%, 9/15/29	2,315	2,527,208
3.52%, 9/20/32	5,117	5,734,534
Total U.S. Government Agencies and Instrumentalities (identified cost $29,127,514)		$ 30,736,558

U.S. Government Agency Mortgage-Backed Securities — 11.0%

Security	Principal Amount (000's omitted)	Value
Federal Home Loan Mortgage Corp., Pool #ZT0383, 3.50%, 3/1/48	$2,278	$ 2,417,841
Federal National Mortgage Association:
2.00%, 30-Year, TBA(18)	11,238	11,268,553
2.50%, 30-Year, TBA(18)	92,072	94,952,855
3.00%, 30-Year, TBA(18)	96,135	100,622,471
Pool #AN1879, 2.65%, 6/1/26	2,721	2,881,844
Pool #AN1909, 2.68%, 7/1/26	2,991	3,174,743
Pool #BM3990, 4.00%, 3/1/48	5,113	5,510,763
Pool #FM1867, 3.00%, 11/1/49	6,296	6,583,461
Pool #FM6803, 2.00%, 4/1/51	4,631	4,701,131
Pool #FM7023, 3.00%, 7/1/49	6,078	6,357,870
Pool #MA3149, 4.00%, 10/1/47	6,228	6,725,475
Government National Mortgage Association II:
Pool #CB2653, 2.50%, 3/20/51	6,243	6,483,851
Pool #CB8627, 2.50%, 4/20/51	2,552	2,665,345
Pool #CB8628, 2.50%, 4/20/51	2,424	2,530,066
Pool #CB8629, 2.50%, 4/20/51	8,686	9,065,041
Total U.S. Government Agency Mortgage-Backed Securities (identified cost $266,015,562)		$ 265,941,310

U.S. Treasury Obligations — 10.8%

Security	Principal Amount (000's omitted)	Value
U.S. Treasury Bonds:
1.125%, 8/15/40	$970	$ 835,034
1.375%, 11/15/40	8,915	8,010,963
1.375%, 8/15/50	2,650	2,237,310
1.625%, 11/15/50	7,891	7,091,728
1.75%, 8/15/41	14,381	13,751,831
1.875%, 2/15/41	14,844	14,525,086
1.875%, 2/15/51	15,198	14,497,467
2.00%, 8/15/51	14,781	14,522,333
2.25%, 5/15/41	13,545	14,088,916
2.25%, 8/15/49	17,265	17,901,647
2.375%, 11/15/49	16,850	17,939,326
2.375%, 5/15/51	13,524	14,437,190
2.875%, 5/15/49	4,593	5,374,060
U.S. Treasury Inflation-Protected Note, 0.75%, 7/15/28(19)	9,951	11,400,849
U.S. Treasury Notes:
0.75%, 3/31/26	9,932	9,863,718
1.125%, 2/29/28	16,382	16,282,812
1.125%, 8/31/28	12,577	12,430,596
1.25%, 3/31/28	16,933	16,937,630
1.25%, 5/31/28	16,433	16,411,175
1.25%, 6/30/28	16,266	16,233,595
2.50%, 8/15/23	16,173	16,853,403
Total U.S. Treasury Obligations (identified cost $258,056,093)		$ 261,626,669

36
See Notes to Financial Statements.

Calvert
Bond Fund
September 30, 2021
Schedule of Investments — continued

Short-Term Investments — 1.2%
Affiliated Fund — 0.5%
Description	Units	Value
Calvert Cash Reserves Fund, LLC, 0.04%(20)	13,361,273	$ 13,362,609
Total Affiliated Fund (identified cost $13,362,609)		$ 13,362,609
Securities Lending Collateral — 0.7%
Security	Shares	Value
State Street Navigator Securities Lending Government Money Market Portfolio, 0.03%(21)	16,484,225	$ 16,484,225
Total Securities Lending Collateral (identified cost $16,484,225)		$ 16,484,225
Total Short-Term Investments (identified cost $29,846,834)		$ 29,846,834
Total Investments — 108.4% (identified cost $2,575,840,976)		$2,624,886,937
Other Assets, Less Liabilities — (8.4)%		$ (204,350,718)
Net Assets — 100.0%		$ 2,420,536,219

The percentage shown for each investment category in the Schedule of Investments is based on net assets.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At September 30, 2021, the aggregate value of these securities is $801,810,575 or 33.1% of the Fund's net assets.
(2)	Variable rate security. The stated interest rate represents the rate in effect at September 30, 2021.
(3)	Step coupon security. Interest rate represents the rate in effect at September 30, 2021.
(4)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at September 30, 2021.
(5)	Represents an investment in an issuer that may be deemed to be an affiliate effective March 1, 2021 (see Note 8).
(6)	All or a portion of this security was on loan at September 30, 2021. The aggregate market value of securities on loan at September 30, 2021 was $25,642,661.
(7)	When-issued security.
(8)	Security converts to variable rate after the indicated fixed-rate coupon period.
(9)	Perpetual security with no stated maturity date but may be subject to calls by the issuer.
(10)	May be deemed to be an affiliated company (see Note 8).
(11)	Restricted security. Total market value of restricted securities amounts to $5,957,638, which represents 0.2% of the net assets of the Fund as of September 30, 2021.
(12)	Notes carry an interest rate that varies by period and is contingent on the performance of the underlying portfolio of loans to borrowers. The coupon rate shown represents the rate in effect at September 30, 2021.
(13)	Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the London Interbank Offered Rate ("LIBOR") and secondarily, the prime rate offered by one or more major United States banks (the "Prime Rate"). Base lending rates may be subject to a floor, or minimum rate. Senior Loans are generally subject to contractual restrictions that must be satisfied before they can be bought or sold.
(14)	Amount is less than 0.05%.
(15)	The stated interest rate represents the weighted average interest rate at September 30, 2021 of contracts within the senior loan facility. Interest rates on contracts are primarily redetermined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period.
(16)	This Senior Loan will settle after September 30, 2021, at which time the interest rate will be determined.
(17)	Build America Bond. Represents taxable municipal obligation issued pursuant to the American Recovery and Reinvestment Act of 2009 or other legislation providing for the issuance of taxable municipal debt on which the issuer receives federal support.
(18)	TBA (To Be Announced) securities are purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date are determined upon settlement.
(19)	Inflation-linked security whose principal is adjusted for inflation based on changes in the U.S. Consumer Price Index. Interest is calculated based on the inflation-adjusted principal.
(20)	Affiliated investment company, available to Calvert portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of September 30, 2021.
(21)	Represents investment of cash collateral received in connection with securities lending.

37
See Notes to Financial Statements.

Calvert
Bond Fund
September 30, 2021
Schedule of Investments — continued

Futures Contracts
Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Interest Rate Futures
U.S. 2-Year Treasury Note	392	Long	12/31/21	$ 86,261,438	$ (59,842)
U.S. 5-Year Treasury Note	214	Long	12/31/21	26,266,828	(5,243)
U.S. Ultra 10-Year Treasury Note	(1,756)	Short	12/21/21	(255,059,000)	3,643,778
					$3,578,693
Restricted Securities
Description	Acquisition Dates	Cost
Calvert Impact Capital, Inc., Community Investment Notes, 1.50%, 12/15/23	12/14/20	$5,000,000
ImpactAssets, Inc., Global Sustainable Agriculture Notes, 0.00%, 11/3/22	11/13/15	490,000
ImpactAssets, Inc., Microfinance Plus Notes, 0.00%, 11/3/22	11/13/15	631,000

Abbreviations:
LIBOR	– London Interbank Offered Rate
SOFR	– Secured Overnight Financing Rate
TBA	– To Be Announced

Currency Abbreviations:
USD	– United States Dollar
38
See Notes to Financial Statements.

Calvert
Equity Fund
September 30, 2021
Schedule of Investments

Common Stocks — 97.2%

Security	Shares	Value
Beverages — 1.0%
PepsiCo, Inc.	391,567	$ 58,895,592
		$ 58,895,592
Capital Markets — 5.5%
Charles Schwab Corp. (The)	947,981	$ 69,050,936
Intercontinental Exchange, Inc.	1,558,670	178,966,489
Moody's Corp.	93,222	33,104,064
S&P Global, Inc.	116,895	49,667,517
		$ 330,789,006
Chemicals — 6.7%
Air Products & Chemicals, Inc.	310,827	$ 79,605,903
Ecolab, Inc.	849,135	177,146,544
Linde PLC	502,007	147,278,813
		$ 404,031,260
Containers & Packaging — 1.3%
Ball Corp.	884,714	$ 79,597,719
		$ 79,597,719
Electronic Equipment, Instruments & Components — 3.5%
Amphenol Corp., Class A	2,084,120	$ 152,620,108
TE Connectivity, Ltd.	406,497	55,779,518
		$ 208,399,626
Entertainment — 1.2%
Electronic Arts, Inc.	491,721	$ 69,947,312
		$ 69,947,312
Equity Real Estate Investment Trusts (REITs) — 4.4%
American Tower Corp.	754,424	$ 200,231,674
Crown Castle International Corp.	389,464	67,501,900
		$ 267,733,574
Food & Staples Retailing — 1.1%
Costco Wholesale Corp.	142,322	$ 63,952,391
		$ 63,952,391
Food Products — 0.8%
Mondelez International, Inc., Class A	875,291	$ 50,924,430
		$ 50,924,430
Health Care Equipment & Supplies — 5.2%
Danaher Corp.	913,726	$ 278,174,743
Security	Shares	Value
Health Care Equipment & Supplies (continued)
Intuitive Surgical, Inc.(1)	34,799	$ 34,595,426
		$ 312,770,169
Health Care Providers & Services — 0.7%
Laboratory Corp. of America Holdings(1)	156,129	$ 43,940,946
		$ 43,940,946
Hotels, Restaurants & Leisure — 1.5%
Starbucks Corp.	833,751	$ 91,971,073
		$ 91,971,073
Insurance — 3.7%
Aon PLC, Class A	285,541	$ 81,599,052
Marsh & McLennan Cos., Inc.	929,575	140,765,542
		$ 222,364,594
Interactive Media & Services — 4.7%
Alphabet, Inc., Class C(1)	106,864	$ 284,825,688
		$ 284,825,688
IT Services — 15.1%
Accenture PLC, Class A	152,776	$ 48,876,098
Fidelity National Information Services, Inc.	702,638	85,496,992
Fiserv, Inc.(1)	1,341,360	145,537,560
Gartner, Inc.(1)	482,124	146,507,841
Mastercard, Inc., Class A	661,327	229,930,171
Visa, Inc., Class A	1,137,389	253,353,400
		$ 909,702,062
Life Sciences Tools & Services — 4.7%
Thermo Fisher Scientific, Inc.	500,342	$ 285,860,395
		$ 285,860,395
Machinery — 3.6%
IDEX Corp.	402,697	$ 83,338,144
Xylem, Inc.	1,089,845	134,792,030
		$ 218,130,174
Multiline Retail — 3.3%
Dollar General Corp.	939,547	$ 199,315,501
		$ 199,315,501
Personal Products — 1.8%
Estee Lauder Cos., Inc. (The), Class A	359,504	$ 107,826,035
		$ 107,826,035

39
See Notes to Financial Statements.

Calvert
Equity Fund
September 30, 2021
Schedule of Investments — continued

Security	Shares	Value
Pharmaceuticals — 3.5%
Zoetis, Inc.	1,081,984	$ 210,056,374
		$ 210,056,374
Professional Services — 6.1%
IHS Markit, Ltd.	1,164,575	$ 135,812,736
Verisk Analytics, Inc.	1,143,213	228,951,268
		$ 364,764,004
Semiconductors & Semiconductor Equipment — 1.0%
Texas Instruments, Inc.	320,521	$ 61,607,341
		$ 61,607,341
Software — 9.4%
Adobe, Inc.(1)	223,915	$ 128,912,344
Intuit, Inc.	290,097	156,510,232
Microsoft Corp.	995,765	280,726,069
		$ 566,148,645
Specialty Retail — 6.0%
Lowe's Cos., Inc.	365,597	$ 74,165,007
O'Reilly Automotive, Inc.(1)	154,252	94,257,227
TJX Cos., Inc. (The)	2,925,354	193,014,857
		$ 361,437,091
Textiles, Apparel & Luxury Goods — 1.4%
NIKE, Inc., Class B	570,544	$ 82,860,105
		$ 82,860,105
Venture Capital — 0.0%(2)
20/20 Gene Systems, Inc.(1)(3)(4)	73,397	$ 76,627
Digital Directions International, Inc.(1)(3)(4)	354,389	92,141
Ivy Capital (Proprietary) Ltd.(1)(3)(4)	950,000	214,493
		$ 383,261
Total Common Stocks (identified cost $2,891,279,529)		$5,858,234,368

High Social Impact Investments — 0.2%

Security	Principal Amount (000's omitted)	Value
Calvert Impact Capital, Inc., Community Investment Notes, 1.50%, 12/15/23(4)(5)	$7,970	$ 7,833,155
ImpactAssets, Inc., Global Sustainable Agriculture Notes, 0.00%, 11/3/22(4)(6)	1,445	1,374,195
ImpactAssets, Inc., Microfinance Plus Notes, 0.00%, 11/3/22(4)(6)	1,855	1,697,715
Total High Social Impact Investments (identified cost $11,270,000)		$ 10,905,065

Preferred Stocks — 0.0%(2)

Security	Shares	Value
Venture Capital — 0.0%(2)
Entouch:
Series C(1)(3)(4)	2,628,278	$ 320,387
Series C-1(1)(3)(4)	1,023,444	314,402
PresenceLearning, Inc.:
Series A(1)(3)(4)	600,000	210,000
Series A-2(1)(3)(4)	195,285	91,784
Series B(1)(3)(4)	399,719	239,831
Series D(1)(3)(4)	233,597	168,190
Sword Diagnostics(1)(3)(4)	1,264,108	0
Total Preferred Stocks (identified cost $1,689,347)		$ 1,344,594

Venture Capital Limited Partnership Interests — 0.3%

Security	Value
Accion Frontier Inclusion Fund L.P.(1)(3)(4)	$ 1,824,905
Adobe Capital Social Mezzanine I L.P.(1)(3)(4)	166,065
Africa Renewable Energy Fund L.P.(1)(3)(4)	1,165,379
Arborview Capital Partners L.P.(1)(3)(4)	453,628
Blackstone Clean Technology Partners L.P.(1)(3)(4)	0
Bridges Ventures US Sustainable Growth Fund L.P.(1)(3)(4)	896,120
China Environment Fund III L.P.(1)(3)(4)	1,721
Coastal Ventures III L.P.(1)(3)(4)	314,755
Core Innovations Capital I L.P.(1)(3)(4)	3,091,189
Cross Culture Ventures I L.P.(1)(3)(4)	908,053
DBL Equity Fund - BAEF Il L.P.(1)(3)(4)	1,265,801
DBL Partners III L.P.(1)(3)(4)	1,114,107
First Analysis Private Equity Fund V L.P.(1)(3)(4)	1,027,809
Ignia Fund I L.P.(1)(3)(4)	193,156
Impact Ventures II L.P.(1)(3)(4)	171,861
LeapFrog Financial Inclusion Fund(1)(3)(4)	66,265
New Markets Education Partners L.P.(1)(3)(4)	384,794

40
See Notes to Financial Statements.

Calvert
Equity Fund
September 30, 2021
Schedule of Investments — continued

Security	Value
New Markets Venture Partners II L.P.(1)(3)(4)	$ 121,983
Owl Ventures L.P.(1)(3)(4)	1,483,990
Renewable Energy Asia Fund L.P.(1)(3)(4)	386,418
SEAF India International Growth Fund L.P.(1)(3)(4)	2,513
SJF Ventures II L.P., Preferred(1)(3)(4)	400,208
SJF Ventures III L.P.(1)(3)(4)	921,323
Westly Capital Partners Fund II L.P.(1)(3)(4)	1,535,849
Total Venture Capital Limited Partnership Interests (identified cost $10,639,235)	$ 17,897,892

Short-Term Investments — 2.3%
Description	Units	Value
Calvert Cash Reserves Fund, LLC, 0.04%(7)	138,532,646	$ 138,546,499
Total Short-Term Investments (identified cost $138,534,761)		$ 138,546,499
Total Investments — 100.0% (identified cost $3,053,412,872)		$6,026,928,418
Other Assets, Less Liabilities — 0.0%(2)		$ 163,146
Net Assets — 100.0%		$6,027,091,564

The percentage shown for each investment category in the Schedule of Investments is based on net assets.
(1)	Non-income producing security.
(2)	Amount is less than 0.05%.
(3)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 1A).
(4)	Restricted security. Total market value of restricted securities amounts to $30,530,812, which represents 0.5% of the net assets of the Fund as of September 30, 2021.
(5)	May be deemed to be an affiliated company (see Note 8).
(6)	Notes carry an interest rate that varies by period and is contingent on the performance of the underlying portfolio of loans to borrowers. The coupon rate shown represents the rate in effect at September 30, 2021.
(7)	Affiliated investment company, available to Calvert portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of September 30, 2021.

Restricted Securities
Description	Acquisition Dates	Cost
20/20 Gene Systems, Inc.	8/1/08-8/27/13	$ 166,889
Accion Frontier Inclusion Fund L.P.	11/12/15-9/27/21	735,760
Adobe Capital Social Mezzanine I L.P.	2/8/13-7/22/20	297,250
Africa Renewable Energy Fund L.P.	4/17/14-5/22/19	986,582
Arborview Capital Partners L.P.	11/13/12-1/27/20	0
Blackstone Clean Technology Partners L.P.	7/29/10-6/25/15	356,855
Bridges Ventures US Sustainable Growth Fund L.P.	6/18/16-6/29/21	820,543
Calvert Impact Capital, Inc., Community Investment Notes, 1.50%, 12/15/23	12/14/20	7,970,000
China Environment Fund III L.P.	1/24/08-4/19/13	528,093
Coastal Ventures III L.P.	7/30/12-1/9/19	119,453
Core Innovations Capital I L.P.	1/6/11-6/30/17	176,741
Cross Culture Ventures I L.P.	2/24/16-7/7/21	417,920
DBL Equity Fund - BAEF Il L.P.	3/30/11-8/2/16	697,586
DBL Partners III L.P.	1/16/15-9/3/21	838,321
Digital Directions International, Inc.	7/2/08-7/15/09	683,778
Entouch, Series C, Preferred	2/3/16	350,000
Entouch, Series C-1, Preferred	10/11/17-11/5/19	136,289
First Analysis Private Equity Fund V L.P.	6/7/13-6/13/18	328,866
Ignia Fund I L.P.	1/28/10-12/9/16	989,801
Impact Ventures II L.P.	9/8/10-2/5/18	638,988
ImpactAssets, Inc., Global Sustainable Agriculture Notes, 0.00%, 11/3/22	11/13/15	1,445,000
41
See Notes to Financial Statements.

Calvert
Equity Fund
September 30, 2021
Schedule of Investments — continued

Restricted Securities — continued
Description	Acquisition Dates	Cost
ImpactAssets, Inc., Microfinance Plus Notes, 0.00%, 11/3/22	11/13/15	$1,855,000
Ivy Capital (Proprietary) Ltd.	9/12/12-5/14/14	557,372
LeapFrog Financial Inclusion Fund	1/20/10-1/23/19	0
New Markets Education Partners L.P.	9/27/11-6/1/21	12,700
New Markets Venture Partners II L.P.	7/21/08-5/3/16	0
Owl Ventures L.P.	7/10/14-3/20/20	0
PresenceLearning, Inc., Series A, Preferred	9/29/11	300,000
PresenceLearning, Inc., Series A-2, Preferred	5/2/12	134,942
PresenceLearning, Inc., Series B, Preferred	4/4/13	285,000
PresenceLearning, Inc., Series D, Preferred	6/22/20	50,644
Renewable Energy Asia Fund L.P.	9/29/10-1/5/17	1,753,943
SEAF India International Growth Fund L.P.	3/22/05-5/24/10	202,196
SJF Ventures II L.P., Preferred	2/14/06-11/20/12	0
SJF Ventures III L.P.	2/6/12-7/14/17	0
Sword Diagnostics, Preferred	12/26/06-11/9/10	432,472
Westly Capital Partners Fund II L.P.	12/27/11-4/16/21	737,637
42
See Notes to Financial Statements.

Calvert
Social Investment Fund
September 30, 2021
Statements of Assets and Liabilities

	September 30, 2021
	Balanced Fund	Bond Fund	Equity Fund
Assets
Investments in securities of unaffiliated issuers, at value (identified cost $988,633,386, $2,532,285,974 and $2,906,908,111, respectively) - including $15,479,137, $25,642,661 and $0, respectively, of securities on loan	$ 1,229,019,070	$ 2,581,440,729	$ 5,880,548,764
Investments in securities of affiliated issuers, at value (identified cost $24,416,645, $43,555,002 and $146,504,761, respectively)	24,347,972	43,446,208	146,379,654
Cash	379,686	2,210,122	—
Deposits at broker for futures contracts	845,000	3,900,100	—
Deposits for forward commitment securities	—	912,000	—
Receivable for investments sold	34,144,786	63,080,379	—
Receivable for capital shares sold	873,587	10,185,536	7,180,986
Dividends and interest receivable	2,508,407	11,906,254	2,983,837
Dividends and interest receivable - affiliated	33,650	72,423	100,941
Securities lending income receivable	8,763	9,154	—
Tax reclaims receivable	61,937	—	—
Trustees' deferred compensation plan	485,211	734,446	1,622,041
Total assets	$1,292,708,069	$2,717,897,351	$6,038,816,223
Liabilities
Payable for variation margin on open futures contracts	$ 41,889	$ 288,820	$ —
Payable for investments purchased	24,465,314	53,046,427	—
Payable for when-issued/delayed delivery/forward commitment securities	42,013,865	222,070,529	—
Payable for capital shares redeemed	654,744	2,836,794	5,302,748
Distributions payable	—	323,511	—
Deposits for securities loaned	5,770,676	16,484,225	—
Payable to affiliates:
Investment advisory fee	397,988	582,205	2,187,499
Administrative fee	123,068	237,512	621,096
Distribution and service fees	224,012	73,308	619,199
Sub-transfer agency fee	29,626	14,197	53,055
Trustees' deferred compensation plan	485,211	734,446	1,622,041
Other	—	15,897	—
Accrued expenses	388,866	653,261	1,319,021
Total liabilities	$ 74,595,259	$ 297,361,132	$ 11,724,659
Commitments and contingent liabilities (Note 10)
Net Assets	$1,218,112,810	$2,420,536,219	$6,027,091,564
Sources of Net Assets
Paid-in capital	$ 903,308,544	$ 2,342,462,856	$ 2,837,747,120
Distributable earnings	314,804,266	78,073,363	3,189,344,444
Total	$1,218,112,810	$2,420,536,219	$6,027,091,564
Class A Shares
Net Assets	$ 823,892,439	$ 375,792,232	$ 2,278,654,373
Shares Outstanding	19,447,777	22,226,462	29,525,020
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 42.36	$ 16.91	$ 77.18
Maximum Offering Price Per Share (100 ÷ 95.25, 96.25 and 95.25, respectively, of net asset value per share)	$ 44.47	$ 17.57	$ 81.03
43
See Notes to Financial Statements.

Calvert
Social Investment Fund
September 30, 2021
Statements of Assets and Liabilities — continued

	September 30, 2021
	Balanced Fund	Bond Fund	Equity Fund
Class C Shares
Net Assets	$ 67,292,299	$ 13,767,514	$ 149,032,893
Shares Outstanding	1,647,296	820,047	3,721,782
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$ 40.85	$ 16.79	$ 40.04
Class I Shares
Net Assets	$315,743,588	$1,709,504,098	$3,142,730,236
Shares Outstanding	7,294,882	100,915,592	34,601,630
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 43.28	$ 16.94	$ 90.83
Class R6 Shares
Net Assets	$ 11,184,484	$ 321,472,375	$ 456,674,062
Shares Outstanding	258,510	18,992,337	5,038,081
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 43.27	$ 16.93	$ 90.64

On sales of $50,000 or more, the offering price of Class A shares is reduced.
*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.
44
See Notes to Financial Statements.

Calvert
Social Investment Fund
September 30, 2021
Statements of Operations

	Year Ended September 30, 2021
	Balanced Fund	Bond Fund	Equity Fund
Investment Income
Dividend income (net of foreign taxes withheld of $121,042, $2,259 and $0, respectively)	$ 8,543,213	$ 1,069,118	$ 48,516,324
Dividend income - affiliated issuers	25,213	76,779	111,982
Interest and other income	9,797,777	55,369,738	9,348
Interest income - affiliated issuers	68,120	217,186	129,916
Securities lending income, net	10,819	84,254	1,692
Total investment income	$ 18,445,142	$ 56,817,075	$ 48,769,262
Expenses
Investment advisory fee	$ 4,433,372	$ 6,502,862	$ 24,479,486
Administrative fee	1,357,386	2,649,460	6,873,435
Distribution and service fees:
Class A	1,861,031	701,500	5,339,321
Class C	663,372	144,829	1,425,330
Trustees' fees and expenses	57,798	115,220	286,793
Custodian fees	20,861	49,523	81,702
Transfer agency fees and expenses	1,032,276	1,671,814	4,220,670
Accounting fees	340,451	426,214	825,895
Professional fees	71,965	76,469	164,376
Registration fees	102,251	152,339	271,676
Reports to shareholders	46,833	83,861	217,461
Miscellaneous	52,500	97,511	232,449
Total expenses	$ 10,040,096	$ 12,671,602	$ 44,418,594
Waiver and/or reimbursement of expenses by affiliate	$ —	$ (282,478)	$ —
Net expenses	$ 10,040,096	$ 12,389,124	$ 44,418,594
Net investment income	$ 8,405,046	$ 44,427,951	$ 4,350,668
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment securities	$ 86,274,080	$ 21,408,353	$ 256,062,030
Investment securities - affiliated issuers	3,158	105,278	(16,032)
Futures contracts	1,207,751	10,234,715	—
Foreign currency transactions	(14,396)	—	—
Forward foreign currency exchange contracts	(41)	—	—
Net realized gain	$ 87,470,552	$ 31,748,346	$ 256,045,998
Change in unrealized appreciation (depreciation):
Investment securities	$ 68,392,233	$ (22,113,226)	$ 1,034,878,757
Investment securities - affiliated issuers	3,576	(62,227)	(58,453)
Futures contracts	964,062	4,798,506	—
Foreign currency	(1,932)	—	—
Forward foreign currency exchange contracts	276	—	—
Net change in unrealized appreciation (depreciation)	$ 69,358,215	$(17,376,947)	$1,034,820,304
Net realized and unrealized gain	$156,828,767	$ 14,371,399	$1,290,866,302
Net increase in net assets from operations	$165,233,813	$ 58,799,350	$1,295,216,970
45
See Notes to Financial Statements.

Calvert
Social Investment Fund
September 30, 2021
Statements of Changes in Net Assets

	Year Ended September 30, 2021
	Balanced Fund	Bond Fund	Equity Fund
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 8,405,046	$ 44,427,951	$ 4,350,668
Net realized gain	87,470,552	31,748,346	256,045,998
Net change in unrealized appreciation (depreciation)	69,358,215	(17,376,947)	1,034,820,304
Net increase in net assets from operations	$ 165,233,813	$ 58,799,350	$1,295,216,970
Distributions to shareholders:
Class A	$ (16,610,145)	$ (10,862,835)	$ (54,180,648)
Class C	(1,024,717)	(341,745)	(6,181,589)
Class I	(6,391,454)	(51,012,607)	(78,465,706)
Class R6	(245,398)	(9,411,050)	(9,228,369)
Total distributions to shareholders	$ (24,271,714)	$ (71,628,237)	$ (148,056,312)
Capital share transactions:
Class A	$ 40,159,310	$ 50,639,467	$ (46,634,430)
Class C	(6,957,622)	(2,384,269)	(14,138,082)
Class I	69,485,568	339,259,762	(372,072,443)
Class R6	5,507,106	52,211,377	167,442,612
Net increase (decrease) in net assets from capital share transactions	$ 108,194,362	$ 439,726,337	$ (265,402,343)
Net increase in net assets	$ 249,156,461	$ 426,897,450	$ 881,758,315
Net Assets
At beginning of year	$ 968,956,349	$ 1,993,638,769	$ 5,145,333,249
At end of year	$1,218,112,810	$2,420,536,219	$6,027,091,564
46
See Notes to Financial Statements.

Calvert
Social Investment Fund
September 30, 2021
Statements of Changes in Net Assets — continued

	Year Ended September 30, 2020
	Balanced Fund	Bond Fund	Equity Fund
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 10,356,321	$ 43,069,162	$ 5,539,975
Net realized gain	12,397,898	29,107,677	138,523,929
Net change in unrealized appreciation (depreciation)	76,540,619	22,065,623	707,319,030
Net increase in net assets from operations	$ 99,294,838	$ 94,242,462	$ 851,382,934
Distributions to shareholders:
Class A	$ (21,526,350)	$ (9,599,449)	$ (47,595,453)
Class C	(1,599,516)	(383,919)	(5,455,264)
Class I	(5,814,211)	(40,715,268)	(47,850,884)
Class R6	(51,663)	(8,925,275)	(2,373,530)
Total distributions to shareholders	$ (28,991,740)	$ (59,623,911)	$ (103,275,131)
Capital share transactions:
Class A	$ 15,171,366	$ 30,239,962	$ 30,832,894
Class C	6,767,999	533,939	20,880,783
Class I	57,916,216	211,975,897	893,820,330
Class R6	3,800,979	13,004,676	154,651,868
Net increase in net assets from capital share transactions	$ 83,656,560	$ 255,754,474	$1,100,185,875
Net increase in net assets	$153,959,658	$ 290,373,025	$1,848,293,678
Net Assets
At beginning of year	$ 814,996,691	$ 1,703,265,744	$ 3,297,039,571
At end of year	$968,956,349	$1,993,638,769	$5,145,333,249
47
See Notes to Financial Statements.

Calvert
Social Investment Fund
September 30, 2021
Financial Highlights

	Balanced Fund — Class A
	Year Ended September 30,
	2021	2020	2019	2018	2017
Net asset value — Beginning of year	$ 37.18	$ 34.28	$ 33.14	$ 32.59	$ 30.82
Income (Loss) From Operations
Net investment income(1)	$ 0.30	$ 0.41	$ 0.44	$ 0.43	$ 0.47
Net realized and unrealized gain	5.77	3.67	2.24	2.68	2.11
Total income from operations	$ 6.07	$ 4.08	$ 2.68	$ 3.11	$ 2.58
Less Distributions
From net investment income	$ (0.30)	$ (0.42)	$ (0.44)	$ (0.44)	$ (0.46)
From net realized gain	(0.59)	(0.76)	(1.10)	(2.12)	(0.35)
Total distributions	$ (0.89)	$ (1.18)	$ (1.54)	$ (2.56)	$ (0.81)
Net asset value — End of year	$ 42.36	$ 37.18	$ 34.28	$ 33.14	$ 32.59
Total Return(2)	16.48%	12.22%	8.56%	10.01%	8.51%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$823,892	$686,408	$619,744	$571,452	$549,517
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.90%	0.93%	0.96%	0.96%	0.99%
Net expenses	0.90%	0.93%	0.93%	0.94%	0.99%
Net investment income	0.73%	1.17%	1.37%	1.33%	1.48%
Portfolio Turnover	95% (4)	98% (4)	69% (4)	76%	128%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes the effect of To-Be-Announced (TBA) transactions.
48
See Notes to Financial Statements.

Calvert
Social Investment Fund
September 30, 2021
Financial Highlights — continued

	Balanced Fund — Class C
	Year Ended September 30,
	2021	2020	2019	2018	2017
Net asset value — Beginning of year	$ 35.90	$ 33.14	$ 32.09	$ 31.63	$ 29.95
Income (Loss) From Operations
Net investment income (loss)(1)	$ (0.01)	$ 0.14	$ 0.20	$ 0.18	$ 0.20
Net realized and unrealized gain	5.56	3.55	2.15	2.61	2.06
Total income from operations	$ 5.55	$ 3.69	$ 2.35	$ 2.79	$ 2.26
Less Distributions
From net investment income	$ (0.01)	$ (0.17)	$ (0.20)	$ (0.21)	$ (0.23)
From net realized gain	(0.59)	(0.76)	(1.10)	(2.12)	(0.35)
Total distributions	$ (0.60)	$ (0.93)	$ (1.30)	$ (2.33)	$ (0.58)
Net asset value — End of year	$ 40.85	$ 35.90	$ 33.14	$ 32.09	$ 31.63
Total Return(2)	15.59%	11.39%	7.77%	9.14%	7.66%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$67,292	$65,760	$54,062	$60,674	$61,205
Ratios (as a percentage of average daily net assets):(3)
Total expenses	1.66%	1.69%	1.71%	1.71%	1.80%
Net expenses	1.66%	1.68%	1.68%	1.69%	1.80%
Net investment income (loss)	(0.03)%	0.42%	0.63%	0.58%	0.67%
Portfolio Turnover	95% (4)	98% (4)	69% (4)	76%	128%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes the effect of To-Be-Announced (TBA) transactions.
49
See Notes to Financial Statements.

Calvert
Social Investment Fund
September 30, 2021
Financial Highlights — continued

	Balanced Fund — Class I
	Year Ended September 30,
	2021	2020	2019	2018	2017
Net asset value — Beginning of year	$ 37.97	$ 34.97	$ 33.77	$ 33.14	$ 31.32
Income (Loss) From Operations
Net investment income(1)	$ 0.40	$ 0.50	$ 0.54	$ 0.55	$ 0.58
Net realized and unrealized gain	5.90	3.76	2.28	2.72	2.18
Total income from operations	$ 6.30	$ 4.26	$ 2.82	$ 3.27	$ 2.76
Less Distributions
From net investment income	$ (0.40)	$ (0.50)	$ (0.52)	$ (0.52)	$ (0.59)
From net realized gain	(0.59)	(0.76)	(1.10)	(2.12)	(0.35)
Total distributions	$ (0.99)	$ (1.26)	$ (1.62)	$ (2.64)	$ (0.94)
Net asset value — End of year	$ 43.28	$ 37.97	$ 34.97	$ 33.77	$ 33.14
Total Return(2)	16.75%	12.55%	8.87%	10.33%	8.94%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$315,744	$212,490	$140,961	$99,878	$48,780
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.66%	0.69%	0.71%	0.72%	0.67%
Net expenses	0.66%	0.68%	0.66%	0.62%	0.62%
Net investment income	0.96%	1.41%	1.64%	1.66%	1.80%
Portfolio Turnover	95% (4)	98% (4)	69% (4)	76%	128%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes the effect of To-Be-Announced (TBA) transactions.
50
See Notes to Financial Statements.

Calvert
Social Investment Fund
September 30, 2021
Financial Highlights — continued

	Balanced Fund — Class R6
	Year Ended September 30,		Period Ended September 30,
	2021	2020	2019 (1)
Net asset value — Beginning of period	$ 37.95	$ 34.98	$ 31.46
Income (Loss) From Operations
Net investment income(2)	$ 0.42	$ 0.51	$ 0.36
Net realized and unrealized gain	5.91	3.75	3.55
Total income from operations	$ 6.33	$ 4.26	$ 3.91
Less Distributions
From net investment income	$ (0.42)	$ (0.53)	$ (0.39)
From net realized gain	(0.59)	(0.76)	—
Total distributions	$ (1.01)	$ (1.29)	$ (0.39)
Net asset value — End of period	$ 43.27	$37.95	$34.98
Total Return(3)	16.82%	12.57%	12.44% (4)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$11,184	$ 4,298	$ 230
Ratios (as a percentage of average daily net assets):(5)
Total expenses	0.61%	0.65%	0.66% (6)
Net expenses	0.61%	0.64%	0.64% (6)
Net investment income	1.01%	1.43%	1.58% (6)
Portfolio Turnover	95% (7)	98% (7)	69% (7)(8)

(1)	From February 1, 2019 inception.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4)	Not annualized.
(5)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(6)	Annualized.
(7)	Includes the effect of To-Be-Announced (TBA) transactions.
(8)	For the year ended September 30, 2019.
51
See Notes to Financial Statements.

Calvert
Social Investment Fund
September 30, 2021
Financial Highlights — continued

	Bond Fund — Class A
	Year Ended September 30,
	2021	2020	2019	2018	2017
Net asset value — Beginning of year	$ 17.01	$ 16.67	$ 15.69	$ 16.14	$ 16.36
Income (Loss) From Operations
Net investment income(1)	$ 0.31	$ 0.37	$ 0.42	$ 0.37	$ 0.37
Net realized and unrealized gain (loss)	0.12	0.50	0.99	(0.45)	(0.18)
Total income (loss) from operations	$ 0.43	$ 0.87	$ 1.41	$ (0.08)	$ 0.19
Less Distributions
From net investment income	$ (0.32)	$ (0.38)	$ (0.43)	$ (0.37)	$ (0.36)
From net realized gain	(0.21)	(0.15)	—	—	(0.05)
Total distributions	$ (0.53)	$ (0.53)	$ (0.43)	$ (0.37)	$ (0.41)
Net asset value — End of year	$ 16.91	$ 17.01	$ 16.67	$ 15.69	$ 16.14
Total Return(2)	2.61%	5.32%	9.10%	(0.48)%	1.21%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$375,792	$327,252	$290,893	$251,714	$281,490
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.74%	0.76%	0.78%	0.83%	0.89%
Net expenses	0.73%	0.73%	0.75%	0.83%	0.89%
Net investment income	1.84%	2.21%	2.59%	2.32%	2.29%
Portfolio Turnover	163% (4)	153% (4)	75% (4)	83%	99%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes the effect of To-Be-Announced (TBA) transactions.
52
See Notes to Financial Statements.

Calvert
Social Investment Fund
September 30, 2021
Financial Highlights — continued

	Bond Fund — Class C
	Year Ended September 30,
	2021	2020	2019	2018	2017
Net asset value — Beginning of year	$ 16.89	$ 16.55	$ 15.58	$ 16.03	$ 16.26
Income (Loss) From Operations
Net investment income(1)	$ 0.18	$ 0.23	$ 0.28	$ 0.24	$ 0.22
Net realized and unrealized gain (loss)	0.12	0.50	0.98	(0.44)	(0.18)
Total income (loss) from operations	$ 0.30	$ 0.73	$ 1.26	$ (0.20)	$ 0.04
Less Distributions
From net investment income	$ (0.19)	$ (0.24)	$ (0.29)	$ (0.25)	$ (0.22)
From net realized gain	(0.21)	(0.15)	—	—	(0.05)
Total distributions	$ (0.40)	$ (0.39)	$ (0.29)	$ (0.25)	$ (0.27)
Net asset value — End of year	$ 16.79	$ 16.89	$ 16.55	$ 15.58	$ 16.03
Total Return(2)	1.80%	4.50%	8.19%	(1.25)%	0.27%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$13,768	$16,215	$15,343	$21,939	$26,631
Ratios (as a percentage of average daily net assets):(3)
Total expenses	1.54%	1.56%	1.59%	1.63%	1.78%
Net expenses	1.53%	1.53%	1.56%	1.63%	1.78%
Net investment income	1.05%	1.41%	1.79%	1.52%	1.40%
Portfolio Turnover	163% (4)	153% (4)	75% (4)	83%	99%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes the effect of To-Be-Announced (TBA) transactions.
53
See Notes to Financial Statements.

Calvert
Social Investment Fund
September 30, 2021
Financial Highlights — continued

	Bond Fund — Class I
	Year Ended September 30,
	2021	2020	2019	2018	2017
Net asset value — Beginning of year	$ 17.04	$ 16.70	$ 15.72	$ 16.15	$ 16.38
Income (Loss) From Operations
Net investment income(1)	$ 0.35	$ 0.40	$ 0.45	$ 0.42	$ 0.42
Net realized and unrealized gain (loss)	0.12	0.50	0.99	(0.45)	(0.17)
Total income (loss) from operations	$ 0.47	$ 0.90	$ 1.44	$ (0.03)	$ 0.25
Less Distributions
From net investment income	$ (0.36)	$ (0.41)	$ (0.46)	$ (0.40)	$ (0.43)
From net realized gain	(0.21)	(0.15)	—	—	(0.05)
Total distributions	$ (0.57)	$ (0.56)	$ (0.46)	$ (0.40)	$ (0.48)
Net asset value — End of year	$ 16.94	$ 17.04	$ 16.70	$ 15.72	$ 16.15
Total Return(2)	2.81%	5.52%	9.30%	(0.15)%	1.54%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$1,709,504	$1,379,529	$1,144,805	$629,822	$500,510
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.54%	0.56%	0.58%	0.63%	0.54%
Net expenses	0.53%	0.53%	0.53%	0.53%	0.52%
Net investment income	2.04%	2.40%	2.81%	2.64%	2.64%
Portfolio Turnover	163% (4)	153% (4)	75% (4)	83%	99%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes the effect of To-Be-Announced (TBA) transactions.
54
See Notes to Financial Statements.

Calvert
Social Investment Fund
September 30, 2021
Financial Highlights — continued

	Bond Fund — Class R6
	Year Ended September 30,			Period Ended September 30,
	2021	2020	2019	2018 (1)
Net asset value — Beginning of period	$ 17.03	$ 16.69	$ 15.71	$ 16.17
Income (Loss) From Operations
Net investment income(2)	$ 0.36	$ 0.41	$ 0.46	$ 0.42
Net realized and unrealized gain (loss)	0.12	0.50	0.99	(0.46)
Total income (loss) from operations	$ 0.48	$ 0.91	$ 1.45	$ (0.04)
Less Distributions
From net investment income	$ (0.37)	$ (0.42)	$ (0.47)	$ (0.42)
From net realized gain	(0.21)	(0.15)	—	—
Total distributions	$ (0.58)	$ (0.57)	$ (0.47)	$ (0.42)
Net asset value — End of period	$ 16.93	$ 17.03	$ 16.69	$ 15.71
Total Return(3)	2.89%	5.66%	9.31%	(0.27)% (4)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$321,472	$270,643	$252,225	$133,417
Ratios (as a percentage of average daily net assets):(5)
Total expenses	0.47%	0.49%	0.51%	0.56% (6)
Net expenses	0.46%	0.46%	0.48%	0.53% (6)
Net investment income	2.11%	2.48%	2.84%	2.64% (6)
Portfolio Turnover	163% (7)	153% (7)	75% (7)	83% (8)

(1)	From October 3, 2017 inception.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4)	Not annualized.
(5)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(6)	Annualized.
(7)	Includes the effect of To-Be-Announced (TBA) transactions.
(8)	For the year ended September 30, 2018.
55
See Notes to Financial Statements.

Calvert
Social Investment Fund
September 30, 2021
Financial Highlights — continued

	Equity Fund — Class A
	Year Ended September 30,
	2021	2020	2019	2018	2017
Net asset value — Beginning of year	$ 63.00	$ 53.94	$ 49.18	$ 43.31	$ 41.38
Income (Loss) From Operations
Net investment income (loss)(1)	$ (0.04)	$ 0.01	$ 0.05	$ 0.04	$ 0.06
Net realized and unrealized gain	16.02	10.64	8.36	9.31	6.03
Total income from operations	$ 15.98	$ 10.65	$ 8.41	$ 9.35	$ 6.09
Less Distributions
From net investment income	$ —	$ (0.02)	$ (0.01)	$ (0.05)	$ (0.06)
From net realized gain	(1.80)	(1.57)	(3.64)	(3.43)	(4.10)
Total distributions	$ (1.80)	$ (1.59)	$ (3.65)	$ (3.48)	$ (4.16)
Net asset value — End of year	$ 77.18	$ 63.00	$ 53.94	$ 49.18	$ 43.31
Total Return(2)	25.87%	20.27%	18.72%	22.66%	16.39%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$2,278,654	$1,896,037	$1,598,391	$1,291,870	$1,220,685
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.91%	0.94%	1.00%	1.01%	1.06%
Net expenses	0.91%	0.94%	0.99%	1.01%	1.06%
Net investment income (loss)	(0.06)%	0.01%	0.11%	0.08%	0.16%
Portfolio Turnover	13%	16%	13%	18%	29%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
56
See Notes to Financial Statements.

Calvert
Social Investment Fund
September 30, 2021
Financial Highlights — continued

	Equity Fund — Class C
	Year Ended September 30,
	2021	2020	2019	2018	2017
Net asset value — Beginning of year	$ 33.61	$ 29.67	$ 28.80	$ 26.84	$ 27.35
Income (Loss) From Operations
Net investment loss(1)	$ (0.30)	$ (0.22)	$ (0.17)	$ (0.18)	$ (0.15)
Net realized and unrealized gain	8.39	5.70	4.57	5.57	3.74
Total income from operations	$ 8.09	$ 5.48	$ 4.40	$ 5.39	$ 3.59
Less Distributions
From net realized gain	$ (1.66)	$ (1.54)	$ (3.53)	$ (3.43)	$ (4.10)
Total distributions	$ (1.66)	$ (1.54)	$ (3.53)	$ (3.43)	$ (4.10)
Net asset value — End of year	$ 40.04	$ 33.61	$ 29.67	$ 28.80	$ 26.84
Total Return(2)	24.92%	19.38%	17.82%	21.75%	15.48%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$149,033	$138,072	$100,276	$155,419	$152,561
Ratios (as a percentage of average daily net assets):(3)
Total expenses	1.66%	1.69%	1.75%	1.76%	1.83%
Net expenses	1.66%	1.69%	1.75%	1.76%	1.83%
Net investment loss	(0.81)%	(0.74)%	(0.64)%	(0.67)%	(0.60)%
Portfolio Turnover	13%	16%	13%	18%	29%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
57
See Notes to Financial Statements.

Calvert
Social Investment Fund
September 30, 2021
Financial Highlights — continued

	Equity Fund — Class I
	Year Ended September 30,
	2021	2020	2019	2018	2017
Net asset value — Beginning of year	$ 73.80	$ 62.89	$ 56.68	$ 49.44	$ 46.68
Income (Loss) From Operations
Net investment income(1)	$ 0.16	$ 0.17	$ 0.21	$ 0.20	$ 0.25
Net realized and unrealized gain	18.81	12.46	9.76	10.69	6.88
Total income from operations	$ 18.97	$ 12.63	$ 9.97	$ 10.89	$ 7.13
Less Distributions
From net investment income	$ (0.13)	$ (0.15)	$ (0.12)	$ (0.22)	$ (0.27)
From net realized gain	(1.81)	(1.57)	(3.64)	(3.43)	(4.10)
Total distributions	$ (1.94)	$ (1.72)	$ (3.76)	$ (3.65)	$ (4.37)
Net asset value — End of year	$ 90.83	$ 73.80	$ 62.89	$ 56.68	$ 49.44
Total Return(2)	26.19%	20.57%	19.05%	23.06%	16.85%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$3,142,730	$2,863,128	$1,540,337	$963,446	$550,055
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.66%	0.69%	0.75%	0.76%	0.69%
Net expenses	0.66%	0.69%	0.72%	0.70%	0.67%
Net investment income	0.19%	0.26%	0.37%	0.38%	0.54%
Portfolio Turnover	13%	16%	13%	18%	29%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
58
See Notes to Financial Statements.

Calvert
Social Investment Fund
September 30, 2021
Financial Highlights — continued

	Equity Fund — Class R6
	Year Ended September 30,			Period Ended September 30,
	2021	2020	2019	2018 (1)
Net asset value — Beginning of period	$ 73.67	$ 62.80	$ 56.65	$ 49.74
Income (Loss) From Operations
Net investment income(2)	$ 0.23	$ 0.21	$ 0.23	$ 0.17
Net realized and unrealized gain	18.74	12.44	9.74	10.42
Total income from operations	$ 18.97	$ 12.65	$ 9.97	$10.59
Less Distributions
From net investment income	$ (0.19)	$ (0.21)	$ (0.18)	$ (0.25)
From net realized gain	(1.81)	(1.57)	(3.64)	(3.43)
Total distributions	$ (2.00)	$ (1.78)	$ (3.82)	$ (3.68)
Net asset value — End of period	$ 90.64	$ 73.67	$ 62.80	$56.65
Total Return(3)	26.28%	20.65%	19.12%	22.30% (4)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$456,674	$248,096	$58,035	$ 843
Ratios (as a percentage of average daily net assets):(5)
Total expenses	0.60%	0.63%	0.68%	0.68% (6)
Net expenses	0.60%	0.63%	0.67%	0.68% (6)
Net investment income	0.27%	0.32%	0.37%	0.31% (6)
Portfolio Turnover	13%	16%	13%	18% (7)

(1)	From October 3, 2017 inception.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4)	Not annualized.
(5)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(6)	Annualized.
(7)	For the year ended September 30, 2018.
59
See Notes to Financial Statements.

Calvert
Social Investment Fund
September 30, 2021
Notes to Financial Statements

1  Significant Accounting Policies
Calvert Balanced Fund (Balanced), Calvert Bond Fund (Bond) and Calvert Equity Fund (Equity) (each a Fund and collectively, the Funds) are diversified series of Calvert Social Investment Fund (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of Balanced is to seek to achieve a competitive total return through an actively managed portfolio of stocks, bonds, and money market instruments which offer income and capital growth opportunity. The investment objective of Bond is to seek to provide as high a level of current income as is consistent with preservation of capital through investment in bonds and other debt securities. The investment objective of Equity is to seek growth of capital through investment in stocks believed to offer opportunities for potential capital appreciation.
Each Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. A contingent deferred sales charge of 0.80% may apply to certain redemptions of Class A shares for accounts for which no sales charge was paid, if redeemed within 12 months of purchase. Class C shares are sold without a front-end sales charge, and with certain exceptions, are charged a contingent deferred sales charge of 1% on shares redeemed within 12 months of purchase. Class C shares are only available for purchase through a financial intermediary. Effective January 25, 2019, Class C shares generally automatically convert to Class A shares ten years after their purchase and, effective November 5, 2020, automatically convert to Class A shares eight years after their purchase as described in the Funds’ prospectus. Class I and Class R6 shares are sold at net asset value, are not subject to a sales charge and are sold only to certain eligible investors. Each class represents a pro rata interest in each Fund, but votes separately on class-specific matters and is subject to different expenses.
Each Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A  Investment Valuation— Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Funds use independent pricing services approved by the Board of Trustees (the Board) to value their investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including each Fund's own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Valuation techniques used to value each Fund's investments by major category are as follows:
Equity Securities. Equity securities (including warrants and rights) listed on a U.S. securities exchange generally are valued at the last sale or closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price and are categorized as Level 1 in the hierarchy. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices and are categorized as Level 2 in the hierarchy.
Debt Securities. Debt securities are generally valued based on valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. Accordingly, debt securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities with a remaining maturity at time of purchase of more than sixty days are valued based on valuations provided by a third party pricing service. Such securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities of sufficient credit quality purchased with remaining maturities of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
Senior Floating-Rate Loans. Interests in senior floating-rate loans for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service, and are categorized as Level 2 in the hierarchy.
Venture Capital Securities. Venture capital securities for which market quotations are not readily available are generally categorized as Level 3 in the hierarchy. Venture capital equity securities are generally valued using the most appropriate and applicable method to measure fair value in light of each company’s situation. Methods may include market, income, options-pricing or cost approaches with discounts as appropriate based on assumptions of liquidation or exit risk. Examples of the market approach are subsequent rounds of financing, comparable transactions, and revenue times an industry
60

Calvert
Social Investment Fund
September 30, 2021
Notes to Financial Statements — continued

multiple. An example of the income approach is the discounted cash flow model. Examples of the cost approach are replacement cost, salvage value, or net asset value. The options-pricing method treats common stock and preferred stock as call options on the enterprise value with strike price based on the preferred stock liquidation preference. Venture capital limited partnership interests are valued at the fair value reported by the general partner of the partnership, adjusted as necessary to reflect subsequent capital calls and distributions and any other available information. In some cases, adjustments may be made to account for daily pricing of material public holdings within the partnership.
Affiliated Fund. The Funds may invest in Calvert Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Calvert Research and Management (CRM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day and are categorized as Level 2 in the hierarchy. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.
Other Securities. Investments in registered investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value per share on the valuation day and are categorized as Level 1 in the hierarchy.
Derivatives. Futures contracts are valued at unrealized appreciation (depreciation) based on the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
Fair Valuation. If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Funds’ adviser, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by or at the direction of the Board in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Funds might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.
The following tables summarize the market value of each of the Funds' holdings as of September 30, 2021, based on the inputs used to value them:
Balanced
Asset Description	Level 1	Level 2	Level 3(1)	Total
Asset-Backed Securities	$ —	$ 65,359,524	$ —	$ 65,359,524
Collateralized Mortgage Obligations	—	14,258,329	—	14,258,329
Commercial Mortgage-Backed Securities	—	44,721,434	—	44,721,434
Common Stocks	744,501,135 (2)	—	—	744,501,135
Common Stocks - Venture Capital	—	—	2,687,995	2,687,995
Convertible Bonds	—	196,334	—	196,334
Convertible Preferred Stocks	89,067	—	—	89,067
Corporate Bonds	—	193,633,568	—	193,633,568
High Social Impact Investments	—	3,293,914	—	3,293,914
Preferred Stocks	3,990,906	—	—	3,990,906
Preferred Stocks - Venture Capital	—	—	432,836	432,836
Senior Floating-Rate Loans	—	10,121,390	—	10,121,390
Sovereign Government Bonds	—	3,968,751	—	3,968,751
Taxable Municipal Obligations	—	15,973,989	—	15,973,989
U.S. Government Agencies and Instrumentalities	—	4,772,940	—	4,772,940
U.S. Government Agency Mortgage-Backed Securities	—	48,836,839	—	48,836,839
U.S. Treasury Obligations	—	72,641,496	—	72,641,496
Venture Capital Debt Obligations	—	—	40,742	40,742
61

Calvert
Social Investment Fund
September 30, 2021
Notes to Financial Statements — continued

Balanced — continued
Asset Description	Level 1	Level 2	Level 3(1)	Total
Venture Capital Limited Partnership Interests	$ —	$ —	$ 372,850	$ 372,850
Short-Term Investments:
Affiliated Fund	—	17,702,327	—	17,702,327
Securities Lending Collateral	5,770,676	—	—	5,770,676
Total Investments	$754,351,784	$495,480,835	$3,534,423	$1,253,367,042
Futures Contracts	$ 863,353	$ —	$ —	$ 863,353
Total	$755,215,137	$495,480,835	$3,534,423	$1,254,230,395
Liability Description
Futures Contracts	$ (153,757)	$ —	$ —	$ (153,757)
Total	$ (153,757)	$ —	$ —	$ (153,757)

(1)	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund.
(2)	The level classification by major category of investments is the same as the category presentation in the Schedule of Investments.
Bond
Asset Description	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$ —	$ 380,533,791	$ —	$ 380,533,791
Collateralized Mortgage Obligations	—	78,386,610	—	78,386,610
Commercial Mortgage-Backed Securities	—	231,381,508	—	231,381,508
Corporate Bonds	—	1,105,926,774	—	1,105,926,774
High Social Impact Investments	—	5,957,638	—	5,957,638
Preferred Stocks	19,408,450	—	—	19,408,450
Senior Floating-Rate Loans	—	99,591,522	—	99,591,522
Sovereign Government Bonds	—	30,475,894	—	30,475,894
Taxable Municipal Obligations	—	85,073,379	—	85,073,379
U.S. Government Agencies and Instrumentalities	—	30,736,558	—	30,736,558
U.S. Government Agency Mortgage-Backed Securities	—	265,941,310	—	265,941,310
U.S. Treasury Obligations	—	261,626,669	—	261,626,669
Short-Term Investments:
Affiliated Fund	—	13,362,609	—	13,362,609
Securities Lending Collateral	16,484,225	—	—	16,484,225
Total Investments	$35,892,675	$2,588,994,262	$ —	$2,624,886,937
Futures Contracts	$ 3,643,778	$ —	$ —	$ 3,643,778
Total	$39,536,453	$2,588,994,262	$ —	$2,628,530,715
Liability Description
Futures Contracts	$ (65,085)	$ —	$ —	$ (65,085)
Total	$ (65,085)	$ —	$ —	$ (65,085)
62

Calvert
Social Investment Fund
September 30, 2021
Notes to Financial Statements — continued

Equity
Asset Description	Level 1	Level 2	Level 3(1)	Total
Common Stocks	$ 5,857,851,107(2)	$ —	$ —	$ 5,857,851,107
Common Stocks - Venture Capital	—	—	383,261	383,261
High Social Impact Investments	—	10,905,065	—	10,905,065
Preferred Stocks - Venture Capital	—	—	1,344,594	1,344,594
Venture Capital Limited Partnership Interests	—	—	17,897,892	17,897,892
Short-Term Investments	—	138,546,499	—	138,546,499
Total Investments	$5,857,851,107	$149,451,564	$19,625,747	$6,026,928,418

(1)	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund.
(2)	The level classification by major category of investments is the same as the category presentation in the Schedule of Investments.
For Balanced and Equity, Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended September 30, 2021 is not presented.
B  Investment Transactions and Income— Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Non-cash dividends are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Funds' understanding of the applicable country’s tax rules and rates. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. The Funds may earn certain fees in connection with their investments in senior floating-rate loans. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees, which are recorded to income as earned. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income. Deflation adjustments to the principal amount of an inflation-adjusted bond or note are reflected as reductions to interest income to the extent of interest income previously recorded on such bond or note.
C  Share Class Accounting— Realized and unrealized gains and losses and net investment income and losses (except for Bond), other than class-specific expenses, are allocated daily to each class of shares based upon the relative net assets of each class to the total net assets of each Fund. For Bond, net investment income and losses, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Expenses arising in connection with a specific class are charged directly to that class. Subaccounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer agency fees and expenses on the Statements of Operations, are not allocated to Class R6 shares.
D  Foreign Currency Transactions— The Funds’ accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
E  Senior Floating-Rate Loans— The Funds may invest in direct debt instruments, which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Funds’ investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Funds may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Funds purchase assignments from lenders, they acquire direct rights against the borrower of the loan. When investing in a loan participation, the Funds have the right to receive payments of principal, interest and any fees to which they are entitled only from the lender selling the loan agreement and only upon receipt of such payments by the lender from the borrower. The Funds generally have no right to enforce compliance by the borrower with the terms of the loan agreement. As a result, the Funds may be subject to the credit risk of both the borrower and the lender that is issuing the participation interest.
F  Futures Contracts— The Funds may enter into futures contracts to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Funds. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary
63

Calvert
Social Investment Fund
September 30, 2021
Notes to Financial Statements — continued

market which would limit the Funds' ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade, which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Funds.
G  Forward Foreign Currency Exchange Contracts— The Funds may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.
H  Options Contracts— Upon the purchase of a call or put option, the premium paid by the Funds is included in the Statements of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Funds' policies on investment valuations discussed above. Premiums paid for purchasing options that expire are treated as realized losses. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. As the purchaser of an index option, the Funds have the right to receive a cash payment equal to any depreciation in the value of the index below the exercise price of the option (in the case of a put) or equal to any appreciation in the value of the index over the exercise price of the option (in the case of a call) as of the valuation date of the option. The risk associated with purchasing options is limited to the premium originally paid. Purchased options traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.
I  Restricted Securities— The Funds may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities (excluding Rule 144A securities) is included at the end of each Fund's Schedule of Investments.
J  Distributions to Shareholders— Distributions to shareholders are recorded by the Funds on ex-dividend date. Distributions from net investment income are declared daily and paid monthly by Bond, quarterly by Balanced and annually by Equity. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are declared separately for each class of shares. Distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Funds’ capital accounts to reflect income and gains available for distribution under income tax regulations.
K  Estimates— The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
L   Indemnifications— Under the Trust’s organizational document, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Funds. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and provides that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders or former shareholders. Additionally, in the normal course of business, each Fund enters into agreements with service providers that may contain indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Fund that have not yet occurred.
M  Federal Income Taxes— No provision for federal income or excise tax is required since each Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Funds' tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Funds' financial statements. Each Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
N  When-Issued Securities and Delayed Delivery Transactions— The Funds may purchase securities on a delayed delivery, when-issued or forward commitment basis, including TBA (To Be Announced) securities. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Funds maintain cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery, when-issued or forward commitment basis are marked-to-market daily and begin earning interest on settlement date. Such security purchases are subject to the risk that when delivered they will be worth less than the agreed upon payment price. Losses may also arise if the counterparty does not perform under the contract. A forward purchase commitment may also be closed by entering into an offsetting commitment. If an offsetting commitment is entered into, the Funds will realize a gain or loss on investments based on the price established when the Funds entered into the commitment.
64

Calvert
Social Investment Fund
September 30, 2021
Notes to Financial Statements — continued

2  Related Party Transactions
The investment advisory fee is earned by CRM as compensation for investment advisory services rendered to each Fund. On March 1, 2021, Morgan Stanley acquired Eaton Vance Corp. (the “Transaction”) and CRM became an indirect, wholly-owned subsidiary of Morgan Stanley. In connection with the Transaction, each Fund entered into a new investment advisory agreement (each, a “New Agreement”) with CRM, which took effect on March 1, 2021. Pursuant to each New Agreement (and each Fund’s investment advisory agreement with CRM in effect prior to March 1, 2021), the fee is computed at the following annual rates of each respective Fund’s average daily net assets and is payable monthly:
Balanced
Average Daily Net Assets	Annual Fee Rate
Up to and including $500 million	0.410%
Over $500 million up to and including $1 billion	0.385%
Over $1 billion	0.350%
Bond
Average Daily Net Assets	Annual Fee Rate
Up to and including $1 billion	0.300%
Over $1 billion	0.290%
Equity
Average Daily Net Assets	Annual Fee Rate
Up to and including $2 billion	0.500%
Over $2 billion up to and including $3 billion	0.425%
Over $3 billion	0.375%
For the year ended September 30, 2021, the investment advisory fee for Balanced, Bond and Equity amounted to $4,433,372, $6,502,862 and $24,479,486, respectively, or 0.39%, 0.29% and 0.43%, respectively, of each Fund's average daily net assets. The Funds may invest their cash in Cash Reserves Fund. CRM does not currently receive a fee for advisory services provided to Cash Reserves Fund.
Pursuant to an investment sub-advisory agreement, CRM has delegated the investment management of Equity to Atlanta Capital Management Company, LLC (Atlanta Capital), an affiliate of CRM and, effective March 1, 2021, an indirect, wholly-owned subsidiary of Morgan Stanley. In connection with the Transaction, CRM entered into a new investment sub-advisory agreement with Atlanta Capital, which took effect on March 1, 2021. CRM pays Atlanta Capital a portion of its investment advisory fee for sub-advisory services provided to the Fund.
CRM has agreed to reimburse the Funds' operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceed, as a percentage of such class’ average daily net assets, the following amounts:
	Class A	Class C	Class I	Class R6
Balanced	0.93%	1.68%	0.68%	0.64%
Bond	0.73%	1.53%	0.53%	0.46%
Equity	0.99%	1.74%	0.74%	0.67%
The expense reimbursement agreements with CRM may be changed or terminated after January 31, 2022. For the year ended September 30, 2021, CRM waived or reimbursed expenses of $282,478 for Bond and no expenses for Balanced and Equity.
65

Calvert
Social Investment Fund
September 30, 2021
Notes to Financial Statements — continued

The administrative fee is earned by CRM as compensation for administrative services rendered to the Funds. The fee is computed at an annual rate of 0.12% of each Fund’s average daily net assets attributable to Class A, Class C, Class I and Class R6 and is payable monthly. For the year ended September 30, 2021, CRM was paid administrative fees of $1,357,386, $2,649,460 and $6,873,435 for Balanced, Bond and Equity, respectively.
Each Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, each Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Funds' principal underwriter, a distribution and service fee at a rate per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Funds by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fee rates for Class A shares are as follows:
	Balanced	Bond	Equity
Class A Plan	0% up to $30 million, 0.25% over $30 million	0.20%	0.25%
Each Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, each Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Funds. In addition, pursuant to the Class C Plan, each Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. Distribution and service fees for Balanced, Bond and Equity paid or accrued for the year ended September 30, 2021 amounted to $1,861,031, $701,500 and $5,339,321, respectively, for Class A shares and $663,372, $144,829 and $1,425,330, respectively, for Class C shares.
The Funds were informed that EVD received $213,904, $67,977 and $259,798 for Balanced, Bond and Equity, respectively, as their portion of the sales charge on sales of Class A shares for the year ended September 30, 2021. The Funds were also informed that EVD received $9,566, $2,827 and $20,321 for Balanced, Bond and Equity, respectively, of contingent deferred sales charges paid by each Fund's shareholders for the same period. The Funds were informed that Morgan Stanley affiliated broker-dealers, which may be deemed to be affiliates of CRM and EVD, also received a portion of the sales charge on sales of Class A shares from March 1, 2021 through September 30, 2021 in the amount of $6,535, $3,290 and $15,180 for Balanced, Bond and Equity, respectively.
Eaton Vance Management (EVM), an affiliate of CRM, provides sub-transfer agency and related services to the Funds pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended September 30, 2021, sub-transfer agency fees and expenses incurred to EVM amounted to $181,615, $89,482 and $337,124 for Balanced, Bond and Equity, respectively, and are included in transfer agency fees and expenses on the Statements of Operations.
Each Trustee of the Funds who is not an employee of CRM or its affiliates receives an annual fee of $154,000, plus an annual Committee fee ranging from $8,500 to $16,500 depending on the Committee. The Board chair receives an additional $30,000 ($20,000 prior to January 1, 2021) annual fee and Committee chairs receive an additional $6,000 annual fee. Eligible Trustees may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Funds or other Calvert funds selected by the Trustees. The Funds purchase shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Funds’ assets. Trustees’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Trustees of the Funds who are employees of CRM or its affiliates are paid by CRM. Prior to December 31, 2020, an Advisory Council aided the Board and CRM in advancing the cause of responsible investing through original scholarship and thought leadership. The Advisory Council consisted of CRM’s Chief Executive Officer and three additional members. For the year ended December 31, 2020, each member (other than CRM’s Chief Executive Officer) was compensated $20,000 for their service on the Advisory Council. Such compensation, and any other compensation and/or expenses incurred by the Advisory Council as may be approved by the Board, was borne by the Calvert funds. For the year ended September 30, 2021, each Fund's allocated portion of the Advisory Council compensation and fees was $906, $1,924 and $5,625 for Balanced, Bond and Equity, respectively, which are included in miscellaneous expense on the Statements of Operations.
66

Calvert
Social Investment Fund
September 30, 2021
Notes to Financial Statements — continued

3  Investment Activity
During the year ended September 30, 2021, the cost of purchases and proceeds from sales of investments, other than short-term securities and including maturities, paydowns, principal repayments on senior floating-rate loans and TBA transactions, were as follows:
	Balanced	Bond	Equity
Purchases
U.S. Government and Agency Securities	$ 536,211,001	$ 3,311,851,212	$ —
Non-U.S. Government and Agency Securities	638,125,859	1,004,935,682	715,489,843
Total Purchases	$1,174,336,860	$4,316,786,894	$ 715,489,843
Sales
U.S. Government and Agency Securities	$ 492,205,866	$ 3,227,408,817	$ —
Non-U.S. Government and Agency Securities	575,119,148	564,803,458	1,105,421,816
Total Sales	$1,067,325,014	$3,792,212,275	$1,105,421,816
4  Distributions to Shareholders and Income Tax Information
The tax character of distributions declared for the years ended September 30, 2021 and September 30, 2020 was as follows:
	Balanced		Bond		Equity
	Year Ended September 30,		Year Ended September 30,		Year Ended September 30,
	2021	2020	2021	2020	2021	2020
Ordinary income	$11,625,221	$13,045,064	$59,743,073	$50,580,726	$ 20,130,725	$ 9,307,268
Long-term capital gains	$12,646,493	$15,946,676	$11,885,164	$ 9,043,185	$127,925,587	$93,967,863
During the year ended September 30, 2021, the following amounts were reclassified due to the Funds' use of equalization accounting. Tax equalization accounting allows a Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains.
	Balanced	Bond	Equity
Change in:
Paid-in capital	$ 3,888,984	$ 2,992,986	$ 20,681,420
Distributable earnings	$(3,888,984)	$(2,992,986)	$(20,681,420)
These reclassifications had no effect on the net assets or net asset value per share of the Funds.
As of September 30, 2021, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
67

Calvert
Social Investment Fund
September 30, 2021
Notes to Financial Statements — continued

	Balanced	Bond	Equity
Undistributed ordinary income	$ 12,475,104	$ 3,237,280	$ 15,136,467
Undistributed long-term capital gains	67,847,228	26,045,148	202,028,483
Late year ordinary losses	—	(22,012)	—
Net unrealized appreciation	234,481,934	49,136,458	2,972,179,494
Distributions payable	—	(323,511)	—
Distributable earnings	$314,804,266	$78,073,363	$3,189,344,444
At September 30, 2021, Bond had a late year ordinary loss of $22,012 which it has elected to defer to the following taxable year pursuant to income tax regulations. Late year ordinary losses represent certain specified losses realized in that portion of a taxable year after October 31 that are treated as ordinary for tax purposes plus ordinary losses attributable to that portion of a taxable year after December 31.
The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Funds at September 30, 2021, as determined on a federal income tax basis, were as follows:
	Balanced	Bond	Equity
Aggregate cost	$1,018,882,854	$2,575,750,479	$3,054,748,924
Gross unrealized appreciation	$ 243,544,666	$ 62,799,260	$ 2,979,178,806
Gross unrealized depreciation	(9,060,478)	(13,662,802)	(6,999,312)
Net unrealized appreciation	$ 234,484,188	$ 49,136,458	$2,972,179,494
5  Financial Instruments
The Funds may trade in financial instruments with off-balance sheet risk in the normal course of their investing activities. These financial instruments may include forward foreign currency exchange contracts and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment a Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at September 30, 2021 is included in each Fund’s Schedule of Investments. At September 30, 2021, Balanced and Bond had sufficient cash and/or securities to cover commitments under these contracts. At September 30, 2021, there were no obligations outstanding under these financial instruments for Equity.
In the normal course of pursuing their investment objectives, Balanced and Bond are subject to the following risks:
Foreign Exchange Risk: During the year ended September 30, 2021, Balanced entered into forward foreign currency exchange contracts to enhance return, to seek to hedge against fluctuations in currency exchange rates and/or as a substitute for the purchase or sale of securities or currencies.
Interest Rate Risk: Balanced and Bond enter into futures contracts and options thereon to hedge against fluctuations in interest rates and to manage overall duration.
At September 30, 2021, the fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is interest rate risk was as follows:
Balanced
Derivative	Statements of Assets and Liabilities Caption	Assets	Liabilities
Futures contracts	Distributable earnings	$863,353 (1)	$(153,757) (1)

(1)	Only the current day's variation margin is reported within the Statements of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts, as applicable.
68

Calvert
Social Investment Fund
September 30, 2021
Notes to Financial Statements — continued

Bond
Derivative	Statements of Assets and Liabilities Caption	Assets	Liabilities
Futures contracts	Distributable earnings	$3,643,778 (1)	$(65,085) (1)

(1)	Only the current day's variation margin is reported within the Statements of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts, as applicable.
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statements of Operations by risk exposure for the year ended September 30, 2021 was as follows:
Balanced
Statements of Operations Caption	Foreign exchange	Interest rate	Total
Net realized gain (loss):
Investment securities(1)	$ —	$ (13,965)	$ (13,965)
Forward foreign currency exchange contracts	(41)	—	(41)
Futures contracts	—	1,207,751	1,207,751
Total	$ (41)	$1,193,786	$1,193,745
Change in unrealized appreciation (depreciation):
Forward foreign currency exchange contracts	$ 276	$ —	$ 276
Futures contracts	—	964,062	964,062
Total	$ 276	$ 964,062	$ 964,338

(1)	Relates to purchased options.
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statements of Operations and whose primary underlying risk exposure is interest rate risk for the year ended September 30, 2021 was as follows:
Bond
Statements of Operations Caption
Net realized gain (loss):
Investment securities(1)	$ (176,627)
Futures contracts	10,234,715
Total	$10,058,088
Change in unrealized appreciation (depreciation):
Futures contracts	$ 4,798,506
Total	$ 4,798,506

(1)	Relates to purchased options.
The average notional cost of futures contracts and average notional amounts of other derivative contracts outstanding during the year ended September 30, 2021, which are indicative of the volume of these derivative types, were approximately as follows:
69

Calvert
Social Investment Fund
September 30, 2021
Notes to Financial Statements — continued

	Balanced	Bond
Futures contracts — long	$26,480,000	$142,045,000
Futures contracts — short	$60,320,000	$316,646,000
Forward foreign currency exchange contracts*	$ 53,000	$ —

*	The average notional amount for forward foreign currency exchange contracts is based on the absolute value of notional amounts of currency purchased and currency sold.
The average number of purchased options contracts outstanding during the year ended September 30, 2021, which is indicative of the volume of this derivative type, was approximately 17 contracts and 60 contracts for Balanced and Bond, respectively.
6  Securities Lending
To generate additional income, the Funds may lend their securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSBT), the securities lending agent. Security loans are subject to termination by the Funds at any time and, therefore, are not considered illiquid investments. The Funds require that the loan be continuously collateralized by either cash or securities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Funds on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSBT. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Funds. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Funds and the securities lending agent based on agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of a Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Funds in the case of default of any securities borrower.
At September 30, 2021, the total value of securities on loan, including accrued interest, and the total value of collateral received were as follows:
	Balanced	Bond
Securities on Loan	$ 15,495,022	$ 25,798,880
Collateral Received:
Cash	5,770,676	16,484,225
U.S. government and/or agencies securities	10,076,828	9,882,529
Total Collateral Received	$15,847,504	$26,366,754
Equity did not have any securities on loan at September 30, 2021.
The following tables provide a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of September 30, 2021.
Balanced	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Convertible Preferred Stocks	$ 44,606	$ —	$ —	$ —	$ 44,606
Corporate Bonds	5,726,070	—	—	—	5,726,070
Total	$5,770,676	$ —	$ —	$ —	$5,770,676

70

Calvert
Social Investment Fund
September 30, 2021
Notes to Financial Statements — continued

Bond	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Corporate Bonds	$16,484,225	$ —	$ —	$ —	$16,484,225
The carrying amounts of the liabilities for deposits for securities loaned at September 30, 2021 approximated their fair value. If measured at fair value, such liabilities would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at September 30, 2021.
7  Line of Credit
The Funds participate with other portfolios and funds managed by EVM and its affiliates, including CRM, in an $800 million unsecured line of credit with a group of banks, which is in effect through October 26, 2021. Borrowings are made by the Funds solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to each Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2020, an upfront fee and arrangement fee totaling $950,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Funds, a Fund may be unable to borrow some or all of its requested amounts at any particular time.
The Funds had no borrowings pursuant to their line of credit during the year ended September 30, 2021. Effective October 26, 2021, the Funds renewed their line of credit agreement, which expires October 25, 2022, at substantially the same terms.
8  Affiliated Companies/Issuers and Funds
Each Fund has invested a portion of its assets in notes (the Notes) issued by Calvert Impact Capital, Inc. (CIC), pursuant to exemptive relief granted by the U.S. Securities and Exchange Commission (the SEC). There are certain potential points of affiliation between the Funds and CIC. CRM has licensed use of the Calvert name to CIC and provides other types of support. CRM’s President and Chief Executive Officer (and the only director/trustee on the Fund Board that is an “interested person” of the Funds) serves on the CIC Board. In addition, another director/trustee on the Fund Board serves as a director emeritus on the CIC Board.
In addition to the Notes, Balanced and Bond invested in issuers that may be deemed to be affiliated with Morgan Stanley. Also, a Fund may invest in companies that are considered affiliated companies because the Fund has a direct or indirect ownership of, control of, or voting power of 5 percent or more of the outstanding voting shares of the company, or the company is under common ownership or control with the Fund. At September 30, 2021, the value of each Fund’s investment in the Notes and affiliated companies/issuers and funds was $24,347,972, $43,446,208 and $146,379,654 for Balanced, Bond and Equity, respectively, which represents 2.0%, 1.8% and 2.4% of net assets for Balanced, Bond and Equity, respectively. Transactions in the Notes and affiliated companies/issuers and funds by the Funds for the year ended September 30, 2021 were as follows:
Balanced
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Interest/ Dividend income	Principal amount/Units, end of period
Commercial Mortgage-Backed Securities
Morgan Stanley Capital I Trust:
Series 2017-CLS, Class A, 0.784%, (1 mo. USD LIBOR + 0.70%), 11/15/34(1)	$ —	$ 769,601	$ —	$ —	$ (1,524)	$ 1,909,605	$ 7,846	$ 1,909,000
Series 2017-CLS, Class F, 2.684%, (1 mo. USD LIBOR + 2.60%), 11/15/34(1)	—	412,773	—	—	(240)	412,531	336	412,000
Series 2019-BPR, Class A, 1.484%, (1 mo. USD LIBOR + 1.40%), 5/15/36(1)	—	—	—	—	25,076	1,304,268	11,751	1,315,000
Series 2019-BPR, Class B, 2.184%, (1 mo. USD LIBOR + 2.10%), 5/15/36(1)	—	—	—	—	9,417	366,588	5,237	386,000
71

Calvert
Social Investment Fund
September 30, 2021
Notes to Financial Statements — continued

Balanced — continued
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Interest/ Dividend income	Principal amount/Units, end of period
Series 2019-BPR, Class C, 3.134%, (1 mo. USD LIBOR + 3.05%), 5/15/36(1)	$ —	$ —	$ —	$ —	$ 9,178	$ 184,857	$ 3,846	$ 205,000
Corporate Bonds
Morgan Stanley, 0.71%, (SOFR + 0.70%), 1/20/23(1)	—	—	(2,327,619)	6,619	(11,001)	—	1,138	—
High Social Impact Investments
Calvert Impact Capital, Inc.:
Community Investment Notes, 1.50%, 12/15/20(2)	2,602,270	—	(2,615,531)	—	13,261	—	8,174	—
Community Investment Notes, 1.50%, 12/15/23(2)	—	2,500,000	—	—	(42,925)	2,457,075	29,792	2,500,000
Venture Capital Limited Partnership Interests
GEEMF Partners, L.P.(2)(3)(4)	11,713	—	—	—	(992)	10,721	—	—
Short-Term Investments
Calvert Cash Reserves Fund, LLC	33,089,296	345,465,626	(360,852,460)	(3,461)	3,326	17,702,327	25,213	17,700,557
Totals				$ 3,158	$ 3,576	$ 24,347,972	$ 93,333

(1)	May be deemed to be an affiliated issuer as of March 1, 2021 (see Note 2).
(2)	Restricted security.
(3)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 1A).
(4)	Non-income producing security.
Bond
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Interest/ Dividend income	Principal amount/Units, end of period
Commercial Mortgage-Backed Securities
Morgan Stanley Capital I Trust:
Series 2017-CLS, Class A, 0.784%, (1 mo. USD LIBOR +0.70%), 11/15/34(1)	$ —	$ 11,872,268	$ —	$ —	$ (11,453)	$ 17,033,394	$ 57,010	$ 17,028,000
Series 2019-BPR, Class A, 1.484%, (1 mo. USD LIBOR+1.40%), 5/15/36(1)	—	—	—	—	156,352	8,136,055	73,373	8,203,000
Corporate Bonds
Morgan Stanley:
0.71%, (SOFR + 0.70%), 1/20/23(1)	—	—	(13,478,007)	39,007	(63,699)	—	6,346	—
4.875%, 11/1/22(1)	—	—	(2,213,631)	78,819	(88,350)	—	4,337	—
High Social Impact Investments
Calvert Impact Capital, Inc.:
Community Investment Notes, 1.50%, 12/15/20(2)	5,265,161	—	(5,291,992)	—	26,831	—	16,537	—
Community Investment Notes, 1.50%, 12/15/23(2)	—	5,000,000	—	—	(85,850)	4,914,150	59,583	5,000,000
72

Calvert
Social Investment Fund
September 30, 2021
Notes to Financial Statements — continued

Bond — continued
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Interest/ Dividend income	Principal amount/Units, end of period
Short-Term Investments
Calvert Cash Reserves Fund, LLC	$122,314,034	$827,885,067	$(936,827,886)	$ (12,548)	$ 3,942	$ 13,362,609	$ 76,779	13,361,273
Totals				$105,278	$ (62,227)	$ 43,446,208	$293,965

(1)	May be deemed to be an affiliated issuer as of March 1, 2021 (see Note 2).
(2)	Restricted security.
Equity
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Interest/ Dividend income	Principal amount/Units, end of period
High Social Impact Investments
Calvert Impact Capital, Inc.:
Community Investment Notes, 1.50%, 12/15/20(1)	$ 11,124,051	$ —	$ (11,180,737)	$ —	$ 56,686	$ —	$ 34,940	$ —
Community Investment Notes, 1.50%, 12/15/23(1)	—	7,970,000	—	—	(136,845)	7,833,155	94,976	7,970,000
Short-Term Investments
Calvert Cash Reserves Fund, LLC	150,522,759	961,436,442	(973,418,376)	(16,032)	21,706	138,546,499	111,982	138,532,646
Totals				$(16,032)	$ (58,453)	$146,379,654	$241,898

(1)	Restricted security.
9  Capital Shares
Each Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Funds) and classes.
Transactions in capital shares for the years ended September 30, 2021 and September 30, 2020 were as follows:
Balanced
	Year Ended September 30, 2021		Year Ended September 30, 2020
	Shares	Amount	Shares	Amount
Class A
Shares sold	2,279,235	$ 92,983,161	2,223,201	$ 77,762,086
Reinvestment of distributions	397,057	15,794,829	599,745	20,504,804
Shares redeemed	(1,856,547)	(75,279,097)	(2,494,439)	(84,932,713)
Converted from Class C	168,547	6,660,417	52,959	1,837,189
Net increase	988,292	$ 40,159,310	381,466	$ 15,171,366
73

Calvert
Social Investment Fund
September 30, 2021
Notes to Financial Statements — continued

Balanced — continued
	Year Ended September 30, 2021		Year Ended September 30, 2020
	Shares	Amount	Shares	Amount
Class C
Shares sold	439,525	$ 17,229,418	582,115	$ 19,551,751
Reinvestment of distributions	23,490	889,165	43,370	1,431,914
Shares redeemed	(472,702)	(18,415,788)	(370,131)	(12,378,477)
Converted to Class A	(174,827)	(6,660,417)	(54,899)	(1,837,189)
Net increase (decrease)	(184,514)	$ (6,957,622)	200,455	$ 6,767,999
Class I
Shares sold	2,917,721	$120,161,052	3,498,598	$123,151,257
Reinvestment of distributions	148,967	6,081,820	155,310	5,404,776
Shares redeemed	(1,368,210)	(56,757,304)	(2,087,839)	(70,639,817)
Net increase	1,698,478	$ 69,485,568	1,566,069	$ 57,916,216
Class R6
Shares sold	315,799	$ 12,873,669	134,011	$ 4,735,143
Reinvestment of distributions	6,002	245,398	1,481	51,663
Shares redeemed	(176,543)	(7,611,961)	(28,829)	(985,827)
Net increase	145,258	$ 5,507,106	106,663	$ 3,800,979
Bond
	Year Ended September 30, 2021		Year Ended September 30, 2020
	Shares	Amount	Shares	Amount
Class A
Shares sold	5,847,705	$ 99,119,549	5,130,978	$ 85,461,047
Reinvestment of distributions	600,546	10,194,310	541,849	9,015,319
Shares redeemed	(3,644,123)	(61,773,051)	(3,951,052)	(65,350,129)
Converted from Class C	180,930	3,098,659	67,247	1,113,725
Net increase	2,985,058	$ 50,639,467	1,789,022	$ 30,239,962
Class C
Shares sold	189,227	$ 3,185,889	310,341	$ 5,118,957
Reinvestment of distributions	19,736	332,869	21,047	347,329
Shares redeemed	(166,729)	(2,804,368)	(230,521)	(3,818,622)
Converted to Class A	(182,205)	(3,098,659)	(67,722)	(1,113,725)
Net increase (decrease)	(139,971)	$ (2,384,269)	33,145	$ 533,939
Class I
Shares sold	42,951,446	$ 728,966,874	34,216,535	$ 572,181,879
Reinvestment of distributions	2,918,783	49,632,871	2,363,018	39,409,202
Shares redeemed	(25,910,924)	(439,339,983)	(24,176,037)	(399,615,184)
Net increase	19,959,305	$ 339,259,762	12,403,516	$ 211,975,897
74

Calvert
Social Investment Fund
September 30, 2021
Notes to Financial Statements — continued

Bond — continued
	Year Ended September 30, 2021		Year Ended September 30, 2020
	Shares	Amount	Shares	Amount
Class R6
Shares sold	6,054,120	$ 102,472,452	8,894,923	$ 148,398,845
Reinvestment of distributions	342,419	5,818,329	279,847	4,665,770
Shares redeemed	(3,298,925)	(56,079,404)	(8,396,642)	(140,059,939)
Net increase	3,097,614	$ 52,211,377	778,128	$ 13,004,676
Equity
	Year Ended September 30, 2021		Year Ended September 30, 2020
	Shares	Amount	Shares	Amount
Class A
Shares sold	2,596,260	$ 180,832,787	6,339,248	$ 355,137,653
Reinvestment of distributions	780,979	51,036,992	839,598	44,893,534
Shares redeemed	(4,237,985)	(298,193,577)	(6,883,645)	(378,434,797)
Converted from Class C	292,252	19,689,368	166,674	9,236,504
Net increase (decrease)	(568,494)	$ (46,634,430)	461,875	$ 30,832,894
Class C
Shares sold	800,638	$ 28,981,689	1,705,944	$ 50,511,933
Reinvestment of distributions	158,739	5,416,186	163,702	4,698,243
Shares redeemed	(793,663)	(28,846,589)	(830,541)	(25,092,889)
Converted to Class A	(552,405)	(19,689,368)	(310,277)	(9,236,504)
Net increase (decrease)	(386,691)	$ (14,138,082)	728,828	$ 20,880,783
Class I
Shares sold	12,055,562	$ 976,388,106	29,250,927	$ 1,867,963,569
Reinvestment of distributions	873,143	67,013,757	649,405	40,581,339
Shares redeemed	(17,124,119)	(1,415,474,306)	(15,596,234)	(1,014,724,578)
Net increase (decrease)	(4,195,414)	$ (372,072,443)	14,304,098	$ 893,820,330
Class R6
Shares sold	4,379,332	$ 380,560,595	3,301,004	$ 212,995,905
Reinvestment of distributions	63,494	4,860,497	17,576	1,095,871
Shares redeemed	(2,772,361)	(217,978,480)	(875,103)	(59,439,908)
Net increase	1,670,465	$ 167,442,612	2,443,477	$ 154,651,868
75

Calvert
Social Investment Fund
September 30, 2021
Notes to Financial Statements — continued

10  Capital Commitments
In connection with certain venture capital and/or limited partnership investments, Balanced and Equity are committed to future capital calls, which will increase each Fund's investment in these securities. The aggregate amount of the future capital commitments totaled $109,160 and $629,595 for Balanced and Equity, respectively, at September 30, 2021. Balanced and Equity had sufficient cash and/or securities to cover these commitments.
Unfunded capital commitments by investment at September 30, 2021 were as follows:
Balanced
Name of Investment	Unfunded Commitment
First Analysis Private Equity Fund IV, L.P.	$ 60,000
Learn Capital Venture Partners III, L.P.	49,160
Total	$109,160
Equity
Name of Investment	Unfunded Commitment
Accion Frontier Inclusion Fund L.P.	$ 50,860
Adobe Capital Social Mezzanine I L.P.	10,238
Africa Renewable Energy Fund L.P.	10,449
Arborview Capital Partners L.P.	18,539
Blackstone Clean Technology Partners L.P.	3,170
Bridges Ventures US Sustainable Growth Fund L.P.	106,223
China Environment Fund III L.P.	1,205
Core Innovations Capital I L.P.	51,766
Cross Culture Ventures I L.P.	47,491
DBL Partners III L.P.	32,575
First Analysis Private Equity Fund V L.P.	18,302
Impact Ventures II L.P.	9,632
Leapfrog Financial Inclusion Fund	78,436
New Markets Education Partners L.P.	51,800
New Markets Venture Partners II L.P.	25,000
Owl Ventures L.P.	20,000
Westly Capital Partners Fund II L.P.	93,909
Total	$629,595
11  Risks and Uncertainties
Pandemic Risk
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Funds' performance, or the performance of the securities in which the Funds invest.
76

Calvert
Social Investment Fund
September 30, 2021
Notes to Financial Statements — continued

12  Change in Independent Registered Public Accounting Firm
On July 30, 2021, KPMG LLP (“KPMG”) informed the Audit Committee and Board of the Trust that it was resigning as the independent registered public accounting firm to the Trust, as upon Morgan Stanley’s acquisition of Eaton Vance Corp., the parent company of CRM (the investment adviser to each series of the Trust), KPMG would no longer be independent of the Trust. The Audit Committee of the Board and the Board approved the selection of Deloitte & Touche LLP (“Deloitte”) as the independent registered public accounting firm for the funds that are series of the Trust (the “Funds”) for the fiscal year ending September 30, 2021 to be effective upon KPMG’s resignation and Deloitte’s acceptance of the engagement which became effective July 30, 2021.
KPMG’s reports on the financial statements for the Funds for the fiscal periods ended September 30, 2019 and September 30, 2020 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal periods ended September 30, 2019 and September 30, 2020, and during the subsequent interim period through July 30, 2021: (i) there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreements in connection with its reports on the Funds’ financial statements for such periods; and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.
During the fiscal periods ended September 30, 2019 and September 30, 2020, and during the subsequent interim period through July 30, 2021: neither the Funds, nor anyone on their behalf, consulted with Deloitte on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Funds’ financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of Item 304).
77

Calvert
Social Investment Fund
September 30, 2021
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Calvert Social Investment Fund and Shareholders of Calvert Balanced Fund, Calvert Bond Fund and Calvert Equity Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities of Calvert Balanced Fund, Calvert Bond Fund and Calvert Equity Fund (the "Funds") (three of the funds constituting Calvert Social Investment Fund), including the schedules of investments, as of September 30, 2021, the related statements of operations, changes in net assets and the financial highlights for the year then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2021, and the results of their operations and changes in their net assets for the year then ended, and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America. The statements of changes in net assets for the year ended September 30, 2020, and the financial highlights for the years or periods ended September 30, 2020, 2019, 2018, and 2017 were audited by other auditors whose report, dated November 20, 2020, expressed an unqualified opinion on those financial statements and those financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2021, by correspondence with the custodian, brokers and selling or agent banks; when replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
November 22, 2021
We have served as the auditor of one or more Calvert investment companies since 2021.
78

Calvert
Social Investment Fund
September 30, 2021
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2022 will show the tax status of all distributions paid to your account in calendar year 2021. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Funds. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified business income, qualified dividend income for individuals, the dividends received deduction for corporations, 163(j) interest dividends and capital gains dividends.
Qualified Business Income. For the fiscal year ended September 30, 2021, Balanced designates approximately $136,173, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified business income.
Qualified Dividend Income. For the fiscal year ended September 30, 2021, the Funds designate approximately the following amounts, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%:
Balanced Fund	$ 8,059,374
Bond Fund	$ 415,947
Equity Fund	$ 42,354,981
Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of each Fund's dividend distribution that qualifies under tax law. For each Fund's fiscal 2021 ordinary income dividends, the following qualifies for the corporate dividends received deduction:
Balanced Fund	38.28%
Equity Fund	100.00%
163(j) Interest Dividends. For the fiscal year ended September 30, 2021, the Funds designate the following distributions from net investment income as a 163(j) interest dividend:
Balanced Fund	39.92%
Bond Fund	75.50%
Capital Gains Dividends. The Funds hereby designate as a capital gain dividend with respect to the taxable year ended September 30, 2021, the following amounts or, if subsequently determined to be different, the net capital gain of such year:
Balanced Fund	$ 75,563,320
Bond Fund	$ 31,310,075
Equity Fund	$241,123,840
79

Calvert
Social Investment Fund
September 30, 2021
Liquidity Risk Management Program

Each Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. Each Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of each Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews each Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of each Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.
At a meeting of each Fund’s Board of Trustees/Directors on June 16, 2021, the Committee provided a written report to the Fund’s Board of Trustees/ Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period January 1, 2020 through December 31, 2020 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, each Fund met redemption requests on a timely basis.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to each Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
80

Calvert
Social Investment Fund
September 30, 2021
Management and Organization

Fund Management. The Trustees of Calvert Social Investment Fund (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Each Board member holds office until his or her successor is elected and qualified, or until his or her earlier death, resignation, retirement, removal or disqualification. Under the terms of the Funds' current Board member retirement policy, an Independent Board member must retire at the end of the calendar year in which he or she turns 75. However, if such retirement would cause the Funds to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement and resignation will not become effective until such time as action has been taken for the Funds to be in compliance upon a Board member's retirement. The “Independent Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer, with the exception of Ms. Walsh and Mr. Kirchner, is 1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009. As used below, “CRM” refers to Calvert Research and Management. Each Trustee oversees 39 funds in the Calvert fund complex. Each officer serves as an officer of certain other Calvert funds.
Name and Year of Birth	Trust Position(s)	Position Start Date	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Trustee
John H. Streur(1) 1960	Trustee and President	2015	President and Chief Executive Officer of Calvert Research and
Management (since December 31, 2016). President and Chief Executive
Officer of Calvert Investments, Inc. (January 2015 - December 2016);
Chief Executive Officer of Calvert Investment Distributors, Inc. (August
2015 - December 2016); Chief Compliance Officer of Calvert Investment
Management, Inc. (August 2015 - April 2016); President and Director,
Portfolio 21 Investments, Inc. (through October 2014); President,
Chief Executive Officer and Director, Managers Investment Group LLC
(through January 2012); President and Director, The Managers Funds
and Managers AMG Funds (through January 2012).
Other Directorships in the Last Five Years. Portfolio 21 Investments,
Inc. (asset management) (through October 2014); Managers Investment
Group LLC (asset management) (through January 2012); The Managers
Funds (asset management) (through January 2012); Managers AMG Funds
			(asset management) (through January 2012); Calvert Impact Capital, Inc.
Independent Trustees
Richard L. Baird, Jr. 1948	Trustee	1982	Regional Disaster Recovery Lead, American Red Cross of Greater
Pennsylvania (since 2017). Volunteer, American Red Cross (since 2015).
Former President and CEO of Adagio Health Inc. (retired in 2014) in
Pittsburgh, PA.
			Other Directorships in the Last Five Years. None.
Alice Gresham Bullock 1950	Chair and Trustee	2016	Professor Emerita at Howard University School of Law. Dean Emerita of
Howard University School of Law and Deputy Director of the Association
of American Law Schools (1992-1994).
			Other Directorships in the Last Five Years. None.
Cari M. Dominguez 1949	Trustee	2016	Former Chair of the U.S. Equal Employment Opportunity Commission.
Other Directorships in the Last Five Years. Manpower, Inc. (employment agency); Triple S Management Corporation (managed care); National
			Association of Corporate Directors.
John G. Guffey, Jr. 1948	Trustee	1982	President of Aurora Press Inc., a privately held publisher of trade paperbacks (since January 1997).
Other Directorships in the Last Five Years. Calvert Impact Capital, Inc.
			(through December 31, 2018); Calvert Ventures, LLC.
Miles D. Harper, III 1962	Trustee	2005	Partner, Carr Riggs & Ingram (public accounting firm) since October 2014.
Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr
Riggs & Ingram) (November 1999 - September 2014).
Other Directorships in the Last Five Years. Bridgeway Funds (9) (asset
			management).
Joy V. Jones 1950	Trustee	1990	Attorney. Other Directorships in the Last Five Years. Conduit Street Restaurants SUD 2 Limited; Palm Management Restaurant Corporation.
81

Calvert
Social Investment Fund
September 30, 2021
Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Position Start Date	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Independent Trustees (continued)
Anthony A. Williams 1951	Trustee	2016	CEO and Executive Director of the Federal City Council (July 2012 to
present); Senior Adviser and Independent Consultant for King and
Spalding LLP (September 2015 to present); Executive Director of Global
Government Practice at the Corporate Executive Board (January 2010 to
January 2012).
Other Directorships in the Last Five Years. Freddie Mac; Evoq
Properties/Meruelo Maddux Properties, Inc. (real estate management);
Weston Solutions, Inc. (environmental services); Bipartisan Policy Center’s
Debt Reduction Task Force; Chesapeake Bay Foundation; Catholic
University of America; Urban Institute (research organization); The Howard Hughes Corporation (real estate development).

Name and Year of Birth	Trust Position(s)	Position Start Date	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees
Hope L. Brown 1973	Chief Compliance Officer	2014	Chief Compliance Officer of 39 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014).
Deidre E. Walsh(2) 1971	Secretary, Vice President and Chief Legal Officer	2021	Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2021). Also Vice President of Eaton Vance and certain of its affiliates and officer of 138 registered investment companies
			advised or administered by Eaton Vance.
James F. Kirchner(2) 1967	Treasurer	2016	Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 138 registered investment companies
			advised or administered by Eaton Vance.
(1) Mr. Streur is an interested person of the Funds because of his positions with the Funds' adviser and certain affiliates.
(2) The business address for Ms. Walsh and Mr. Kirchner is Two International Place, Boston, MA 02110.
The SAI for the Funds includes additional information about the Trustees and officers of the Funds and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.
82

Calvert Funds
Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■
investment experience and risk tolerance
■
checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com

83

Calvert Funds
Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■
buy securities from us or make a wire transfer
■
give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■
affiliates from using your information to market to you
■
sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance doesn’t jointly market.
Other important information
Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.
84

Calvert Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial intermediary, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial intermediary. Separate statements will be generated for each separate account and will be householded as described above.
Portfolio Holdings. Each Calvert fund files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Calvert website at www.calvert.com, by calling Calvert at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
85

This Page Intentionally Left Blank

This Page Intentionally Left Blank

This Page Intentionally Left Blank

Investment Adviser and Administrator
Calvert Research and Management
1825 Connecticut Avenue NW, Suite 400
Washington, DC 20009
Calvert Equity Fund - Investment Sub-Adviser
Atlanta Capital Management Company, LLC
1075 Peachtree Street, Suite 2100
Atlanta, GA 30309
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
State Street Financial Center, One Lincoln Street
Boston, MA 02111
Transfer Agent
DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, MA 02169
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022
Fund Offices
1825 Connecticut Avenue NW, Suite 400
Washington, DC 20009
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Printed on recycled paper.
24203     9.30.21

Calvert
Asset Allocation Funds
Annual Report
September 30, 2021

Conservative Allocation    •    Moderate Allocation    •    Growth Allocation

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of each Fund and the other funds it manages. Accordingly, neither the Funds nor the adviser is subject to CFTC regulation.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-368-2745.
Choose Planet-friendly E-delivery!
Sign up now for on-line statements, prospectuses, and fund reports. In less than five minutes you can help reduce paper mail and lower fund costs.
Just go to www.calvert.com. If you already have an online account with the Calvert funds, click on Login to access your Account and select the documents you would like to receive via e-mail.
If you’re new to online account access, click on Login, then Register to create your user name and password. Once you’re in, click on the E-delivery sign-up on the Account Portfolio page and follow the quick, easy steps.
Note: If your shares are not held directly with the Calvert funds but through a brokerage firm, you must contact your broker for electronic delivery options available through their firm.

Annual Report September 30, 2021
Calvert
Asset Allocation Funds

Calvert
Asset Allocation Funds
September 30, 2021
Management's Discussion of Fund Performance†

Economic and Market Conditions
The 12-month period that began October 1, 2020 was notable for an equity rally that began in November 2020, paused in January 2021, and then continued through the following summer. In the final month of the period, however, negative economic news overwhelmed investor optimism that had driven markets for much of the period.
For the period as a whole, broad U.S. indexes generally posted strong double-digit returns as investors cheered the reopening of businesses that had been hobbled by COVID-19, along with the rollout of several highly effective vaccines.
The path of the virus gripped the U.S. economy and worker shortages led to global supply chain delays during the period. The product shortages that resulted, combined with pent-up consumer demand, led to higher year-over-year inflation than the U.S. economy had seen in years.
In September, the U.S. Federal Reserve indicated it might start to taper its bond purchases and possibly raise interest rates to curb inflation in 2022, a year sooner than previously projected. This led investors to abandon the “glass is half full” attitude that had driven stock prices upward during much of the period. Even so, the S&P 500® Index returned 30.00%, and the Nasdaq Composite Index rose 30.26% during the period.
U.S. fixed-income performance ebbed and flowed as the virus advanced and retreated during the period. Fixed-income investors appeared to focus on the reopening of the economy. The asset classes that fared best during the period were those that stood to benefit from a U.S. and global economic revival. So-called “safe-haven” assets, in contrast, fared poorly.
For the period as a whole, U.S. Treasurys were among the worst-performing fixed-income asset classes with the Bloomberg U.S. Treasury Index returning (3.30)%. The Bloomberg U.S. Aggregate Bond Index returned (0.90)% during the period. The Bloomberg U.S. Corporate Bond Index, meanwhile, returned 1.74%. The Bloomberg U.S. Corporate High Yield Index returned 11.28% during the period.
Fund Performance - Calvert Conservative Allocation Fund
For the 12-month period ended September 30, 2021, Calvert Conservative Allocation Fund (the Fund) returned 11.37% for Class A shares at net asset value (NAV), outperforming its primary benchmark, the Bloomberg U.S. Aggregate Bond Index (the Index), which returned (0.90)%. The Fund also outperformed its secondary benchmark, the Conservative Allocation Blended Benchmark (the Blended Index), which returned 9.24% for the period.
The Blended Index is an internally constructed benchmark comprising a blend of 25% Russell 3000® Index, 10% MSCI ACWI ex US Investable Market Index, and 65% Bloomberg U.S. Aggregate Bond Index.
The Fund is a “fund of funds” and typically invests 50%-80% of its net assets in underlying Calvert funds that invest primarily in income securities, and 20%-50% of its net assets in underlying Calvert funds that invest primarily in equity securities. The Fund may also invest up to 10% of its net assets in cash and short-term money market instruments.
The Fund’s allocation to fixed-income securities contributed to performance relative to the Blended Index during the period. Its shorter-than-Blended Index duration, an overweight exposure to non-investment-grade sectors of the market, and an underweight exposure to investment-grade sectors were particularly beneficial. Yields rose during the period and the more credit-sensitive sectors of the fixed-income market outperformed the more interest rate sensitive ones.
In particular, the Fund’s allocation to Calvert Bond Fund — a sizeable allocation within the fixed-income portion of the Fund — outperformed the Index due in part to its shorter duration profile as well as overweight exposures to corporate and securitized sectors.
The Fund’s out-of-Blended Index allocation to U.S. Treasury Inflation-Protected Securities (TIPS) aided the Fund’s relative performance during the period, as TIPS outperformed the Blended Index’s fixed-income allocations overall.
The Fund’s equity allocations overall did not have a meaningful impact on performance relative to the Blended Index. During the period, when the stock market performed strongly, the Fund generally held close to the Blended Index’s overall weight in equities.
Within these equity allocations, the Fund's overweight exposure to value stocks relative to growth stocks among U.S. allocations contributed to performance relative to the Blended Index during the period. An overweight exposure to small- and mid-cap stocks within both U.S. and non-U.S. developed-market allocations also contributed to relative performance during the period. However, an underweight exposure to U.S. stocks relative to both non-U.S. developed market and emerging market stocks was a hindrance to relative performance during the period.
While the Fund’s overall allocation to equities did not have a meaningful impact on returns relative to the Blended Index, many of the underlying Calvert equity funds underperformed their own benchmarks during the period, producing an overall drag on performance.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
2

Calvert
Asset Allocation Funds
September 30, 2021
Management's Discussion of Fund Performance† — continued

Fund Performance - Calvert Moderate Allocation Fund
For the 12-month period ended September 30, 2021, Calvert Moderate Allocation Fund (the Fund) returned 18.53% for Class A shares at net asset value (NAV), underperforming its primary benchmark, the Russell 3000® Index (the Index), which returned 31.88%. The Fund outperformed its secondary benchmark, the Moderate Allocation Blended Benchmark (the Blended Index), which returned 18.40% for the period.
The Blended Index is an internally constructed benchmark comprising a blend of 45% Russell 3000® Index, 20% MSCI ACWI ex USA Investable Market Index, and 35% Bloomberg U.S. Aggregate Bond Index.
The Fund is a “fund of funds” and typically invests 20%-50% of its net assets in underlying Calvert funds that invest primarily in income securities, and 50%-80% of its net assets in underlying Calvert funds that invest primarily in equity securities. The Fund may also invest up to 10% of its net assets in cash and short-term money market instruments.
The Fund’s allocation to fixed-income securities contributed to performance relative to the Blended Index during the period. Its shorter-than-Blended Index duration, underweight exposure to investment-grade securities, and overweight exposure to non-investment grade sectors of the market were particularly beneficial. Yields rose during the period and the more credit-sensitive sectors of the fixed-income market outperformed the more interest-rate sensitive ones.
In particular, the Fund’s allocation to Calvert Bond Fund — a sizeable allocation within the fixed-income portion of the Fund — significantly outperformed the Index due in part to its shorter duration profile as well as overweight exposures to corporate and securitized sectors.
The Fund’s out-of-Blended Index allocation to U.S. Treasury Inflation-Protected Securities (TIPS) aided the Fund’s relative performance during the period, as TIPS outperformed the Blended Index’s fixed-income allocations overall.
The Fund's equity allocations overall had a negative impact on performance relative to the Blended Index. Even when the stock market performed strongly during the period, the Fund had an underweight exposure to equities versus the Blended Index, thereby weakening relative returns.
Within these equity allocations, the Fund's overweight exposure to value stocks relative to growth stocks among U.S. allocations contributed to performance relative to the Blended Index during the period. An overweight exposure to small- and mid-cap stocks within both U.S. and non-U.S. developed-market allocations also contributed to relative performance during the period. However, an underweight exposure to U.S. stocks relative to both non-U.S. developed market and emerging market stocks was a hindrance to relative performance during the period.
While the Fund’s overall allocation to equities did not have a meaningful impact on returns relative to the Blended Index, many of the underlying Calvert equity funds underperformed their own benchmarks during the period, producing an overall drag on performance.
Fund Performance - Calvert Growth Allocation Fund
For the 12-month period ended September 30, 2021, Calvert Growth Allocation Fund (the Fund) returned 26.32% for Class A shares at net asset value (NAV), underperforming its primary benchmark, the Russell 3000® Index (the Index), which returned 31.88%. The Fund performed in line with its secondary benchmark, the Growth Allocation Blended Benchmark (the Blended Index), which returned 26.34% for the period.
The Blended Index is an internally constructed benchmark comprising a blend of 60% Russell 3000® Index, 30% MSCI ACWI ex USA Investable Market Index, and 10% Bloomberg U.S. Aggregate Bond Index.
The Fund is a “fund of funds” and typically invests 0%-20% of its net assets in underlying Calvert funds that invest primarily in income securities, and 80%-100% of its net assets in underlying Calvert funds that invest primarily in equity securities. The Fund may also invest up to 10% of its net assets in cash and short-term money market instruments.
The Fund’s allocation to fixed-income securities contributed to performance relative to the Blended Index during the period. Its shorter-than-Blended Index duration, underweight exposure to investment-grade securities, and overweight exposure to non-investment-grade sectors of the market were particularly beneficial. Yields rose during the period and the more credit-sensitive sectors of the fixed-income market outperformed the more interest rate sensitive ones.
An out-of-Blended Index allocation to U.S. Treasury Inflation-Protected Securities (TIPS) aided the Fund’s performance during the period, as TIPS outperformed fixed-income allocations within the Blended Index.
The Fund's equity allocations overall had a positive impact on performance relative to the Blended Index. When the stock market performed strongly during the period, the Fund had an overweight exposure to equities versus the Blended Index, giving a small boost to relative returns.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
3

Calvert
Asset Allocation Funds
September 30, 2021
Management's Discussion of Fund Performance† — continued

Within these equity allocations, the Fund's overweight exposure to value stocks relative to growth stocks among U.S. allocations contributed to performance relative to the Blended Index during the period. An overweight exposure to small- and mid-cap stocks within both U.S. and non-U.S. developed-market allocations also contributed to relative performance during the period. However, an underweight exposure to U.S. stocks relative to both non-U.S. developed market and emerging market stocks was a hindrance to relative performance during the period.
While the overall allocation to equities did not have a meaningful impact on relative returns, many of the underlying Calvert equity funds underperformed their own benchmarks, weighing on relative performance.
The use of derivatives had a slightly positive impact on performance relative to the Index during the period.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
4

Calvert
Conservative Allocation Fund
September 30, 2021
Performance

Portfolio Managers Dan R. Strelow, CFA, CIPM and Justin H. Bourgette, CFA, each of Calvert Research and Management
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	04/29/2005	04/29/2005	11.37%	7.67%	7.20%
Class A with 4.75% Maximum Sales Charge	—	—	6.11	6.63	6.68
Class C at NAV	04/29/2005	04/29/2005	10.62	6.88	6.29
Class C with 1% Maximum Sales Charge	—	—	9.62	6.88	6.29
Class I at NAV	05/20/2016	04/29/2005	11.70	8.00	7.38

Bloomberg U.S. Aggregate Bond Index	—	—	(0.90)%	2.94%	3.01%
Conservative Allocation Blended Benchmark	—	—	9.24	7.20	6.99

% Total Annual Operating Expense Ratios[3]	Class A	Class C	Class I
	0.95%	1.69%	0.70%
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment[2]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	09/30/2011	$18,417	N.A.
Class I	$250,000	09/30/2011	$509,799	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
5

Calvert
Conservative Allocation Fund
September 30, 2021
Fund Profile

Asset Allocation (% of total investments)

* Amount is less than 0.05%.
Top 10 Holdings (% of net assets)*
Calvert Bond Fund, Class R6	25.8%
Calvert Ultra-Short Duration Income Fund, Class R6	10.5
Calvert US Large-Cap Value Responsible Index Fund, Class I	10.0
Calvert Floating-Rate Advantage Fund, Class R6	6.8
Calvert Flexible Bond Fund, Class R6	5.5
Calvert Short Duration Income Fund, Class R6	4.0
Calvert International Equity Fund, Class R6	3.2
Calvert Equity Fund, Class R6	2.9
Calvert International Opportunities Fund, Class R6	2.7
Calvert US Large-Cap Growth Responsible Index Fund, Class I	2.7
Total	74.1%

*	Excludes cash and cash equivalents.

See Endnotes and Additional Disclosures in this report.
6

Calvert
Moderate Allocation Fund
September 30, 2021
Performance

Portfolio Managers Dan R. Strelow, CFA, CIPM and Justin H. Bourgette, CFA, each of Calvert Research and Management
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	04/29/2005	04/29/2005	18.53%	10.67%	10.01%
Class A with 4.75% Maximum Sales Charge	—	—	12.90	9.60	9.47
Class C at NAV	04/29/2005	04/29/2005	17.60	9.84	9.18
Class C with 1% Maximum Sales Charge	—	—	16.60	9.84	9.18
Class I at NAV	05/20/2016	04/29/2005	18.80	10.99	10.18

Russell 3000® Index	—	—	31.88%	16.84%	16.59%
Moderate Allocation Blended Benchmark	—	—	18.40	10.61	10.19

% Total Annual Operating Expense Ratios[3]	Class A	Class C	Class I
	0.93%	1.68%	0.68%
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment[2]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	09/30/2011	$24,092	N.A.
Class I	$250,000	09/30/2011	$659,811	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
7

Calvert
Moderate Allocation Fund
September 30, 2021
Fund Profile

Asset Allocation (% of total investments)

* Amount is less than 0.05%.
Top 10 Holdings (% of net assets)*
Calvert US Large-Cap Value Responsible Index Fund, Class I	13.1%
Calvert US Large-Cap Core Responsible Index Fund, Class R6	9.3
Calvert Ultra-Short Duration Income Fund, Class R6	8.8
Calvert Bond Fund, Class R6	7.8
Calvert International Equity Fund, Class R6	6.6
Calvert International Opportunities Fund, Class R6	6.2
Calvert Floating-Rate Advantage Fund, Class R6	4.9
Calvert US Large-Cap Growth Responsible Index Fund, Class I	4.4
Calvert International Responsible Index Fund, Class R6	4.2
Calvert Emerging Markets Advancement Fund, Class I	3.9
Total	69.2%

*	Excludes cash and cash equivalents.

See Endnotes and Additional Disclosures in this report.
8

Calvert
Growth Allocation Fund
September 30, 2021
Performance

Portfolio Managers Dan R. Strelow, CFA, CIPM and Justin H. Bourgette, CFA, each of Calvert Research and Management
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	06/30/2005	06/30/2005	26.32%	13.56%	12.61%
Class A with 4.75% Maximum Sales Charge	—	—	20.35	12.46	12.07
Class C at NAV	06/30/2005	06/30/2005	25.38	12.71	11.57
Class C with 1% Maximum Sales Charge	—	—	24.38	12.71	11.57
Class I at NAV	05/20/2016	06/30/2005	26.63	13.89	12.79

Russell 3000® Index	—	—	31.88%	16.84%	16.59%
Growth Allocation Blended Benchmark	—	—	26.34	13.22	12.62

% Total Annual Operating Expense Ratios[3]	Class A	Class C	Class I
Gross	0.99%	1.74%	0.74%
Net	0.95	1.70	0.70
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment[2]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	09/30/2011	$29,922	N.A.
Class I	$250,000	09/30/2011	$833,733	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
9

Calvert
Growth Allocation Fund
September 30, 2021
Fund Profile

Asset Allocation (% of total investments)

* Amount is less than 0.05%.
Top 10 Holdings (% of net assets)*
Calvert US Large-Cap Value Responsible Index Fund, Class I	17.7%
Calvert US Large-Cap Core Responsible Index Fund, Class R6	14.6
Calvert International Equity Fund, Class R6	10.2
Calvert International Opportunities Fund, Class R6	8.6
Calvert International Responsible Index Fund, Class R6	7.0
Calvert Emerging Markets Advancement Fund, Class I	5.8
Calvert US Large-Cap Growth Responsible Index Fund, Class I	5.8
Calvert Emerging Markets Equity Fund, Class R6	5.3
Calvert US Mid-Cap Core Responsible Index Fund, Class I	4.9
Calvert Equity Fund, Class R6	4.4
Total	84.3%

*	Excludes cash and cash equivalents.

See Endnotes and Additional Disclosures in this report.
10

Calvert
Asset Allocation Funds
September 30, 2021
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	Bloomberg U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. Russell 3000® Index is an unmanaged index of the 3,000 largest U.S. stocks. MSCI ACWI ex USA Investable Market Index is an unmanaged free-float-adjusted market-capitalization-weighted index designed to measure the equity market performance of developed and emerging markets, excluding the United States, with comprehensive coverage of securities in those markets. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. The Conservative Allocation Blended Benchmark is an internally constructed benchmark which is comprised of a blend of 25% Russell 3000® Index, 10% MSCI ACWI ex USA Investable Market Index and 65% Bloomberg U.S. Aggregate Bond Index, and is rebalanced monthly. The Moderate Allocation Blended Benchmark is an internally constructed benchmark which is comprised of a blend of 45% Russell 3000® Index, 20% MSCI ACWI ex USA Investable Market Index and 35% Bloomberg U.S. Aggregate Bond Index, and is rebalanced monthly. The Growth Allocation Blended Benchmark is an internally constructed benchmark which is comprised of a blend of 60% Russell 3000® Index, 30% MSCI ACWI ex USA Investable Market Index and 10% Bloomberg U.S. Aggregate Bond Index, and is rebalanced monthly. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.
Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class I is linked to Class A. Performance presented in the Financial Highlights included in the financial statements is not linked.
Calvert Research and Management became the investment adviser to each Fund on December 31, 2016. Performance reflected prior to such date is that of each Fund’s former investment adviser.
[3]	Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement for Calvert Growth Allocation Fund that continues through 1/31/22. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.
Fund profiles subject to change due to active management.
Additional Information
S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Nasdaq Composite Index is a market capitalization-weighted index of all domestic and international securities listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund. The Bloomberg U.S. Treasury Index measures the performance of U.S. Treasuries with a maturity of one year or more. Bloomberg U.S. Corporate Bond Index measures the performance of investment-grade U.S. corporate securities with a maturity of one year or more. Bloomberg U.S. Corporate High Yield Index measures USD-denominated, non-investment grade corporate securities.

11

Calvert
Asset Allocation Funds
September 30, 2021
Endnotes and Additional Disclosures — continued

Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.
Important Notice to Shareholders
Effective August 24, 2021, the Bloomberg Barclays fixed income indices were rebranded as Bloomberg indices.
Effective November 12, 2021, Schuyler Hooper was added as a portfolio manager to each Fund.
12

Calvert
Asset Allocation Funds
September 30, 2021
Fund Expenses

Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2021 to September 30, 2021).
Actual Expenses
The first section of the tables below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the tables below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.
Calvert Conservative Allocation Fund

	Beginning Account Value (4/1/21)	Ending Account Value (9/30/21)	Expenses Paid During Period* (4/1/21 – 9/30/21)	Annualized Expense Ratio
Actual
Class A	$1,000.00	$1,031.70	$2.04	0.40%
Class C	$1,000.00	$1,028.30	$5.85	1.15%
Class I	$1,000.00	$1,033.50	$0.76	0.15%
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,023.06	$2.03	0.40%
Class C	$1,000.00	$1,019.30	$5.82	1.15%
Class I	$1,000.00	$1,024.32	$0.76	0.15%

*	Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2021. Expenses do not include fees and expenses incurred indirectly from investment in underlying affiliated and/or unaffiliated funds.
13

Calvert
Asset Allocation Funds
September 30, 2021
Fund Expenses — continued

Calvert Moderate Allocation Fund

	Beginning Account Value (4/1/21)	Ending Account Value (9/30/21)	Expenses Paid During Period* (4/1/21 – 9/30/21)	Annualized Expense Ratio
Actual
Class A	$1,000.00	$1,041.70	$2.00	0.39%
Class C	$1,000.00	$1,038.00	$5.77	1.13%
Class I	$1,000.00	$1,042.90	$0.72	0.14%
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,023.11	$1.98	0.39%
Class C	$1,000.00	$1,019.40	$5.72	1.13%
Class I	$1,000.00	$1,024.37	$0.71	0.14%

*	Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2021. Expenses do not include fees and expenses incurred indirectly from investment in underlying affiliated and/or unaffiliated funds.
Calvert Growth Allocation Fund

	Beginning Account Value (4/1/21)	Ending Account Value (9/30/21)	Expenses Paid During Period* (4/1/21 – 9/30/21)	Annualized Expense Ratio
Actual
Class A	$1,000.00	$1,050.50	$2.21 **	0.43%
Class C	$1,000.00	$1,046.80	$6.05 **	1.18%
Class I	$1,000.00	$1,051.80	$0.93 **	0.18%
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,022.91	$2.18 **	0.43%
Class C	$1,000.00	$1,019.15	$5.97 **	1.18%
Class I	$1,000.00	$1,024.17	$0.91 **	0.18%

*	Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2021. Expenses do not include fees and expenses incurred indirectly from investment in underlying affiliated and/or unaffiliated funds.
**	Absent a waiver and/or reimbursement of expenses by an affiliate, expenses would be higher.
14

Calvert
Conservative Allocation Fund
September 30, 2021
Schedule of Investments

Mutual Funds — 86.4%(1)

Security	Shares	Value
Equity Funds — 32.8%
Calvert Impact Fund, Inc.:
Calvert Small-Cap Fund, Class R6	102,917	$ 3,710,141
Calvert Responsible Index Series, Inc.:
Calvert International Responsible Index Fund, Class R6	240,575	7,255,748
Calvert US Large-Cap Core Responsible Index Fund, Class R6	148,318	5,837,809
Calvert US Large-Cap Growth Responsible Index Fund, Class I	159,933	8,020,619
Calvert US Large-Cap Value Responsible Index Fund, Class I	975,984	30,177,417
Calvert US Mid-Cap Core Responsible Index Fund, Class I	112,081	4,415,971
Calvert Social Investment Fund:
Calvert Equity Fund, Class R6	96,963	8,789,733
Calvert World Values Fund, Inc.:
Calvert Emerging Markets Advancement Fund, Class I	470,082	5,847,825
Calvert Emerging Markets Equity Fund, Class R6	237,700	5,034,476
Calvert International Equity Fund, Class R6	355,377	9,524,109
Calvert International Opportunities Fund, Class R6	365,526	8,067,159
Calvert Mid-Cap Fund, Class I	43,372	2,180,760
		$ 98,861,767
Income Funds — 53.6%
Calvert Management Series:
Calvert Flexible Bond Fund, Class R6	1,062,710	$ 16,578,282
Calvert Floating-Rate Advantage Fund, Class R6	2,159,130	20,511,732
Calvert Social Investment Fund:
Calvert Bond Fund, Class R6	4,587,082	77,659,304
The Calvert Fund:
Calvert High Yield Bond Fund, Class R6	112,006	3,033,107
Calvert Short Duration Income Fund, Class R6	725,070	12,021,656
Calvert Ultra-Short Duration Income Fund, Class R6	3,175,270	31,530,433
		$161,334,514
Total Mutual Funds (identified cost $226,767,714)		$260,196,281

U.S. Treasury Obligations — 1.4%

Security	Principal Amount (000's omitted)	Value
U.S. Treasury Inflation-Protected Bond, 0.750%, 2/15/45(2)(3)	$3,380	$ 4,163,780
Total U.S. Treasury Obligations (identified cost $3,351,754)		$ 4,163,780

Short-Term Investments — 12.2%

Description	Units	Value
Calvert Cash Reserves Fund, LLC, 0.04%(4)	36,738,056	$ 36,741,730
Total Short-Term Investments (identified cost $36,739,805)		$ 36,741,730

Total Purchased Call Options — 0.0%(5) (identified cost $41,981)	$ 5,005
Total Investments — 100.0% (identified cost $266,901,254)	$301,106,796

Total Written Put Options — (0.0)%(5) (premiums received $41,564)	$ (60,775)

Other Assets, Less Liabilities — (0.0)%(5)	$ (13,102)
Net Assets — 100.0%	$ 301,032,919

The percentage shown for each investment category in the Schedule of Investments is based on net assets.
(1)	Affiliated fund.
(2)	Inflation-linked security whose principal is adjusted for inflation based on changes in the U.S. Consumer Price Index. Interest is calculated based on the inflation-adjusted principal.
(3)	Security (or a portion thereof) has been pledged to cover margin requirements on open futures contracts.
(4)	Affiliated investment company, available to Calvert portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of September 30, 2021.
(5)	Amount is less than 0.05% or (0.05)%, as applicable.

15
See Notes to Financial Statements.

Calvert
Conservative Allocation Fund
September 30, 2021
Schedule of Investments — continued

Purchased Call Options — 0.0%(1)
Exchange-Traded Options — 0.0%(1)
Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
S&P 500 Index	11	$4,738,294	$4,750	12/17/21	$ 5,005
Total					$5,005
Written Put Options — (0.0)%(1)
Exchange-Traded Options — (0.0)%(1)
Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
S&P 500 Index	(11)	$(4,738,294)	$3,850	12/17/21	$ (60,775)
Total					$(60,775)

(1)	Amount is less than 0.05% or (0.05)%, as applicable.
Futures Contracts
Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Interest Rate Futures
U.S. 2-Year Treasury Note	42	Long	12/31/21	$9,242,297	$ (12,188)
U.S. 5-Year Treasury Note	73	Long	12/31/21	8,960,180	(72,515)
U.S. Long Treasury Bond	35	Long	12/21/21	5,572,656	(150,437)
U.S. Ultra 10-Year Treasury Note	21	Long	12/21/21	3,050,250	(64,011)
U.S. Ultra-Long Treasury Bond	17	Long	12/21/21	3,248,062	(123,390)
					$(422,541)
16
See Notes to Financial Statements.

Calvert
Moderate Allocation Fund
September 30, 2021
Schedule of Investments

Mutual Funds — 89.9%(1)

Security	Shares	Value
Equity Funds — 60.1%
Calvert Impact Fund, Inc.:
Calvert Small-Cap Fund, Class R6	212,198	$ 7,649,737
Calvert Responsible Index Series, Inc.:
Calvert International Responsible Index Fund, Class R6	606,130	18,280,878
Calvert US Large-Cap Core Responsible Index Fund, Class R6	1,043,086	41,055,860
Calvert US Large-Cap Growth Responsible Index Fund, Class I	386,548	19,385,399
Calvert US Large-Cap Value Responsible Index Fund, Class I	1,864,381	57,646,663
Calvert US Mid-Cap Core Responsible Index Fund, Class I	302,732	11,927,622
Calvert Social Investment Fund:
Calvert Equity Fund, Class R6	167,190	15,155,815
Calvert World Values Fund, Inc.:
Calvert Emerging Markets Advancement Fund, Class I	1,389,726	17,288,189
Calvert Emerging Markets Equity Fund, Class R6	701,075	14,848,764
Calvert International Equity Fund, Class R6	1,087,968	29,157,548
Calvert International Opportunities Fund, Class R6	1,226,750	27,074,370
Calvert Mid-Cap Fund, Class I	85,496	4,298,748
		$263,769,593
Income Funds — 29.8%
Calvert Management Series:
Calvert Flexible Bond Fund, Class R6	1,071,115	$ 16,709,396
Calvert Floating-Rate Advantage Fund, Class R6	2,247,049	21,346,966
Calvert Social Investment Fund:
Calvert Bond Fund, Class R6	2,019,866	34,196,342
The Calvert Fund:
Calvert High Yield Bond Fund, Class R6	288,569	7,814,448
Calvert Short Duration Income Fund, Class R6	736,723	12,214,865
Calvert Ultra-Short Duration Income Fund, Class R6	3,908,204	38,808,462
		$131,090,479
Total Mutual Funds (identified cost $310,016,104)		$394,860,072

U.S. Treasury Obligations — 1.5%

Security	Principal Amount (000's omitted)	Value
U.S. Treasury Inflation-Protected Bond, 0.750%, 2/15/45(2)(3)	$5,326	$ 6,561,237
Total U.S. Treasury Obligations (identified cost $5,281,655)		$ 6,561,237

Short-Term Investments — 8.7%

Description	Units	Value
Calvert Cash Reserves Fund, LLC, 0.04%(4)	38,138,888	$ 38,142,702
Total Short-Term Investments (identified cost $38,140,627)		$ 38,142,702

Total Purchased Call Options — 0.0%(5) (identified cost $80,145)	$ 9,555
Total Investments — 100.1% (identified cost $353,518,531)	$439,573,566

Total Written Put Options — (0.0)%(5) (premiums received $79,350)	$ (116,025)

Other Assets, Less Liabilities — (0.1)%	$ (129,809)
Net Assets — 100.0%	$ 439,327,732

The percentage shown for each investment category in the Schedule of Investments is based on net assets.
(1)	Affiliated fund.
(2)	Inflation-linked security whose principal is adjusted for inflation based on changes in the U.S. Consumer Price Index. Interest is calculated based on the inflation-adjusted principal.
(3)	Security (or a portion thereof) has been pledged to cover margin requirements on open futures contracts.
(4)	Affiliated investment company, available to Calvert portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of September 30, 2021.
(5)	Amount is less than 0.05% or (0.05)%, as applicable.

17
See Notes to Financial Statements.

Calvert
Moderate Allocation Fund
September 30, 2021
Schedule of Investments — continued

Purchased Call Options — 0.0%(1)
Exchange-Traded Options — 0.0%(1)
Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
S&P 500 Index	21	$9,045,834	$4,750	12/17/21	$ 9,555
Total					$9,555
Written Put Options — (0.0)%(1)
Exchange-Traded Options — (0.0)%(1)
Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
S&P 500 Index	(21)	$(9,045,834)	$3,850	12/17/21	$ (116,025)
Total					$(116,025)

(1)	Amount is less than 0.05% or (0.05)%, as applicable.
Futures Contracts
Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Interest Rate Futures
U.S. 2-Year Treasury Note	44	Long	12/31/21	$9,682,406	$ (12,768)
U.S. Long Treasury Bond	51	Long	12/21/21	8,120,156	(219,208)
U.S. Ultra 10-Year Treasury Note	7	Long	12/21/21	1,016,750	(21,337)
U.S. Ultra-Long Treasury Bond	(1)	Short	12/21/21	(191,062)	7,566
					$(245,747)
18
See Notes to Financial Statements.

Calvert
Growth Allocation Fund
September 30, 2021
Schedule of Investments

Mutual Funds — 91.7%(1)

Security	Shares	Value
Equity Funds — 89.7%
Calvert Impact Fund, Inc.:
Calvert Small-Cap Fund, Class R6	284,594	$ 10,259,604
Calvert Responsible Index Series, Inc.:
Calvert International Responsible Index Fund, Class R6	694,392	20,942,871
Calvert US Large-Cap Core Responsible Index Fund, Class R6	1,104,868	43,487,601
Calvert US Large-Cap Growth Responsible Index Fund, Class I	345,887	17,346,206
Calvert US Large-Cap Value Responsible Index Fund, Class I	1,699,307	52,542,564
Calvert US Mid-Cap Core Responsible Index Fund, Class I	369,538	14,559,808
Calvert Social Investment Fund:
Calvert Equity Fund, Class R6	144,170	13,068,966
Calvert World Values Fund, Inc.:
Calvert Emerging Markets Advancement Fund, Class I	1,397,626	17,386,469
Calvert Emerging Markets Equity Fund, Class R6	740,107	15,675,473
Calvert International Equity Fund, Class R6	1,135,193	30,423,182
Calvert International Opportunities Fund, Class R6	1,153,208	25,451,309
Calvert Mid-Cap Fund, Class I	114,837	5,774,009
		$266,918,062
Income Funds — 2.0%
Calvert Management Series:
Calvert Floating-Rate Advantage Fund, Class R6	633,234	$ 6,015,719
		$ 6,015,719
Total Mutual Funds (identified cost $199,610,224)		$272,933,781

U.S. Treasury Obligations — 1.2%

Security	Principal Amount (000's omitted)	Value
U.S. Treasury Inflation-Protected Bond, 0.250%, 2/15/50(2)(3)	$3,291	$ 3,715,591
Total U.S. Treasury Obligations (identified cost $3,289,889)		$ 3,715,591

Short-Term Investments — 7.1%

Description	Units	Value
Calvert Cash Reserves Fund, LLC, 0.04%(4)	21,122,565	$ 21,124,678
Total Short-Term Investments (identified cost $21,122,586)		$ 21,124,678

Total Purchased Call Options — 0.0%(5) (identified cost $87,778)	$ 10,465
Total Investments — 100.0% (identified cost $224,110,477)	$297,784,515

Total Written Put Options — (0.0)%(5) (premiums received $86,908)	$ (127,075)

Other Assets, Less Liabilities — 0.0%(5)	$ 1,565
Net Assets — 100.0%	$297,659,005

The percentage shown for each investment category in the Schedule of Investments is based on net assets.
(1)	Affiliated fund.
(2)	Inflation-linked security whose principal is adjusted for inflation based on changes in the U.S. Consumer Price Index. Interest is calculated based on the inflation-adjusted principal.
(3)	Security (or a portion thereof) has been pledged to cover margin requirements on open futures contracts.
(4)	Affiliated investment company, available to Calvert portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of September 30, 2021.
(5)	Amount is less than 0.05% or (0.05)%, as applicable.

19
See Notes to Financial Statements.

Calvert
Growth Allocation Fund
September 30, 2021
Schedule of Investments — continued

Purchased Call Options — 0.0%(1)
Exchange-Traded Options — 0.0%(1)
Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
S&P 500 Index	23	$9,907,342	$4,750	12/17/21	$ 10,465
Total					$10,465
Written Put Options — (0.0)%(1)
Exchange-Traded Options — (0.0)%(1)
Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
S&P 500 Index	(23)	$(9,907,342)	$3,850	12/17/21	$ (127,075)
Total					$(127,075)

(1)	Amount is less than 0.05% or (0.05)%, as applicable.
Futures Contracts
Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Interest Rate Futures
U.S. Long Treasury Bond	19	Long	12/21/21	$ 3,025,156	$ (81,666)
U.S. 5-Year Treasury Note	(83)	Short	12/31/21	(10,187,602)	81,067
U.S. Ultra-Long Treasury Bond	(26)	Short	12/21/21	(4,967,625)	196,717
					$196,118
20
See Notes to Financial Statements.

Calvert
Asset Allocation Funds
September 30, 2021
Statements of Assets and Liabilities

	September 30, 2021
	Conservative Allocation Fund	Moderate Allocation Fund	Growth Allocation Fund
Assets
Investments in securities of unaffiliated issuers, at value (identified cost $3,393,735, $5,361,800 and $3,377,667, respectively)	$ 4,168,785	$ 6,570,792	$ 3,726,056
Investments in securities of affiliated issuers, at value (identified cost $263,507,519, $348,156,731 and $220,732,810, respectively)	296,938,011	433,002,774	294,058,459
Receivable for variation margin on open futures contracts	13,288	9,466	—
Receivable for capital shares sold	439,997	199,155	322,101
Interest receivable	3,238	5,102	1,050
Dividends receivable - affiliated	264,190	215,138	19,522
Trustees' deferred compensation plan	135,796	199,729	105,736
Total assets	$301,963,305	$440,202,156	$298,232,924
Liabilities
Payable for variation margin on open futures contracts	$ —	$ —	$ 655
Written options outstanding, at value (premiums received $41,564, $79,350 and $86,908, respectively)	60,775	116,025	127,075
Due to custodian	193	—	71,546
Payable for investments purchased	273,574	222,559	19,305
Payable for capital shares redeemed	302,919	120,638	85,494
Payable to affiliates:
Distribution and service fees	66,561	96,482	63,082
Sub-transfer agency fee	6,182	11,440	11,260
Trustees' deferred compensation plan	135,796	199,729	105,736
Other	—	—	628
Accrued expenses	84,386	107,551	89,138
Total liabilities	$ 930,386	$ 874,424	$ 573,919
Net Assets	$301,032,919	$439,327,732	$297,659,005
Sources of Net Assets
Paid-in capital	$ 259,813,483	$ 340,185,662	$ 219,006,719
Distributable earnings	41,219,436	99,142,070	78,652,286
Total	$301,032,919	$439,327,732	$297,659,005
Class A Shares
Net Assets	$ 211,702,040	$ 312,286,778	$ 224,233,162
Shares Outstanding	10,783,480	13,291,114	8,281,953
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 19.63	$ 23.50	$ 27.07
Maximum Offering Price Per Share (100 ÷ 95.25 of net asset value per share)	$ 20.61	$ 24.67	$ 28.42
Class C Shares
Net Assets	$ 27,061,961	$ 36,398,358	$ 18,611,531
Shares Outstanding	1,395,917	1,644,063	823,005
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$ 19.39	$ 22.14	$ 22.61
21
See Notes to Financial Statements.

Calvert
Asset Allocation Funds
September 30, 2021
Statements of Assets and Liabilities — continued

	September 30, 2021
	Conservative Allocation Fund	Moderate Allocation Fund	Growth Allocation Fund
Class I Shares
Net Assets	$62,268,918	$90,642,596	$54,814,312
Shares Outstanding	3,169,423	3,853,680	2,012,934
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 19.65	$ 23.52	$ 27.23

On sales of $50,000 or more, the offering price of Class A shares is reduced.
*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.
22
See Notes to Financial Statements.

Calvert
Asset Allocation Funds
September 30, 2021
Statements of Operations

	Year Ended September 30, 2021
	Conservative Allocation Fund	Moderate Allocation Fund	Growth Allocation Fund
Investment Income
Dividend income - affiliated issuers	$ 4,228,577	$ 4,989,276	$ 1,998,066
Interest income	464,319	604,230	166,566
Total investment income	$ 4,692,896	$ 5,593,506	$ 2,164,632
Expenses
Distribution and service fees:
Class A	$ 496,956	$ 736,595	$ 502,918
Class C	275,965	358,548	181,885
Trustees' fees and expenses	14,398	21,033	12,420
Custodian fees	1,280	873	1,279
Transfer agency fees and expenses	252,130	376,534	319,950
Accounting fees	28,892	39,032	25,928
Professional fees	31,205	31,273	29,529
Registration fees	65,246	61,169	64,334
Reports to shareholders	12,708	15,916	14,208
Miscellaneous	19,268	21,771	18,755
Total expenses	$ 1,198,048	$ 1,662,744	$ 1,171,206
Waiver and/or reimbursement of expenses by affiliate	$ —	$ —	$ (26,518)
Net expenses	$ 1,198,048	$ 1,662,744	$ 1,144,688
Net investment income	$ 3,494,848	$ 3,930,762	$ 1,019,944
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment securities	$ 1,215,461	$ 1,445,088	$ 203,492
Investment securities - affiliated issuers	7,612,139	13,780,133	5,048,687
Futures contracts	(135,496)	375,686	1,010,515
Written options	38,517	73,533	80,536
Capital gains distributions received from affiliated issuers	1,310,396	1,278,504	675,242
Net realized gain	$10,041,017	$16,952,944	$ 7,018,472
Change in unrealized appreciation (depreciation):
Investment securities	$ (1,024,376)	$ (1,221,702)	$ (213,728)
Investment securities - affiliated issuers	16,658,943	46,112,183	45,128,681
Futures contracts	(500,729)	(214,759)	329,255
Written options	(19,211)	(36,675)	(40,167)
Foreign currency	(4,718)	(11,505)	(13,701)
Net change in unrealized appreciation (depreciation)	$15,109,909	$44,627,542	$45,190,340
Net realized and unrealized gain	$25,150,926	$61,580,486	$52,208,812
Net increase in net assets from operations	$28,645,774	$65,511,248	$53,228,756
23
See Notes to Financial Statements.

Calvert
Asset Allocation Funds
September 30, 2021
Statements of Changes in Net Assets

	Year Ended September 30, 2021
	Conservative Allocation Fund	Moderate Allocation Fund	Growth Allocation Fund
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 3,494,848	$ 3,930,762	$ 1,019,944
Net realized gain	10,041,017	16,952,944	7,018,472
Net change in unrealized appreciation (depreciation)	15,109,909	44,627,542	45,190,340
Net increase in net assets from operations	$ 28,645,774	$ 65,511,248	$ 53,228,756
Distributions to shareholders:
Class A	$ (7,555,578)	$ (11,455,609)	$ (5,971,036)
Class C	(885,825)	(1,303,488)	(555,944)
Class I	(2,113,609)	(3,258,054)	(959,883)
Total distributions to shareholders	$ (10,555,012)	$ (16,017,151)	$ (7,486,863)
Capital share transactions:
Class A	$ 21,690,288	$ 16,528,914	$ 29,969,401
Class C	(3,896,996)	(2,684,281)	(1,206,936)
Class I	19,302,335	23,376,837	31,370,919
Net increase in net assets from capital share transactions	$ 37,095,627	$ 37,221,470	$ 60,133,384
Net increase in net assets	$ 55,186,389	$ 86,715,567	$105,875,277
Net Assets
At beginning of year	$ 245,846,530	$ 352,612,165	$ 191,783,728
At end of year	$301,032,919	$439,327,732	$297,659,005
24
See Notes to Financial Statements.

Calvert
Asset Allocation Funds
September 30, 2021
Statements of Changes in Net Assets — continued

	Year Ended September 30, 2020
	Conservative Allocation Fund	Moderate Allocation Fund	Growth Allocation Fund
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 3,715,660	$ 4,252,001	$ 1,408,285
Net realized gain	5,893,068	10,601,014	5,824,471
Net change in unrealized appreciation (depreciation)	8,747,682	18,242,970	13,647,191
Net increase in net assets from operations	$ 18,356,410	$ 33,095,985	$ 20,879,947
Distributions to shareholders:
Class A	$ (6,556,361)	$ (10,528,835)	$ (5,097,556)
Class C	(956,423)	(1,410,487)	(552,431)
Class I	(1,289,121)	(2,073,551)	(476,281)
Total distributions to shareholders	$ (8,801,905)	$ (14,012,873)	$ (6,126,268)
Capital share transactions:
Class A	$ 10,784,925	$ (1,567,008)	$ 8,957,627
Class C	(1,938,019)	(3,689,316)	18,065
Class I	10,141,440	12,290,506	4,527,141
Net increase in net assets from capital share transactions	$ 18,988,346	$ 7,034,182	$ 13,502,833
Net increase in net assets	$ 28,542,851	$ 26,117,294	$ 28,256,512
Net Assets
At beginning of year	$ 217,303,679	$ 326,494,871	$ 163,527,216
At end of year	$245,846,530	$352,612,165	$191,783,728
25
See Notes to Financial Statements.

Calvert
Asset Allocation Funds
September 30, 2021
Financial Highlights

	Conservative Allocation Fund — Class A
	Year Ended September 30,
	2021	2020	2019	2018	2017
Net asset value — Beginning of year	$ 18.34	$ 17.57	$ 17.25	$ 17.25	$ 16.48
Income (Loss) From Operations
Net investment income(1)	$ 0.25	$ 0.30	$ 0.37	$ 0.33	$ 0.30
Net realized and unrealized gain	1.80	1.17	0.70	0.36	0.96
Total income from operations	$ 2.05	$ 1.47	$ 1.07	$ 0.69	$ 1.26
Less Distributions
From net investment income	$ (0.29)	$ (0.32)	$ (0.41)	$ (0.42)	$ (0.33)
From net realized gain	(0.47)	(0.38)	(0.34)	(0.27)	(0.16)
Total distributions	$ (0.76)	$ (0.70)	$ (0.75)	$ (0.69)	$ (0.49)
Net asset value — End of year	$ 19.63	$ 18.34	$ 17.57	$ 17.25	$ 17.25
Total Return(2)	11.37%	8.66%	6.57%	4.08%	7.84%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$211,702	$177,060	$159,188	$150,237	$138,512
Ratios (as a percentage of average daily net assets):(3)
Total expenses(4)	0.40%	0.41%	0.44%	0.44%	0.51%
Net expenses(4)	0.40%	0.41%	0.44%	0.44%	0.44%
Net investment income	1.28%	1.70%	2.18%	1.93%	1.77%
Portfolio Turnover	23%	36%	85%	94%	46%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Amounts do not include the expenses of the Underlying Funds and/or unaffiliated funds.
26
See Notes to Financial Statements.

Calvert
Asset Allocation Funds
September 30, 2021
Financial Highlights — continued

	Conservative Allocation Fund — Class C
	Year Ended September 30,
	2021	2020	2019	2018	2017
Net asset value — Beginning of year	$ 18.11	$ 17.36	$ 17.05	$ 17.06	$ 16.28
Income (Loss) From Operations
Net investment income(1)	$ 0.10	$ 0.17	$ 0.25	$ 0.20	$ 0.17
Net realized and unrealized gain	1.80	1.15	0.68	0.36	0.96
Total income from operations	$ 1.90	$ 1.32	$ 0.93	$ 0.56	$ 1.13
Less Distributions
From net investment income	$ (0.15)	$ (0.19)	$ (0.28)	$ (0.30)	$ (0.19)
From net realized gain	(0.47)	(0.38)	(0.34)	(0.27)	(0.16)
Total distributions	$ (0.62)	$ (0.57)	$ (0.62)	$ (0.57)	$ (0.35)
Net asset value — End of year	$ 19.39	$ 18.11	$ 17.36	$ 17.05	$ 17.06
Total Return(2)	10.62%	7.81%	5.77%	3.30%	7.04%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$27,062	$29,017	$29,828	$33,843	$33,661
Ratios (as a percentage of average daily net assets):(3)
Total expenses(4)	1.15%	1.15%	1.19%	1.19%	1.30%
Net expenses(4)	1.15%	1.15%	1.19%	1.19%	1.19%
Net investment income	0.54%	0.97%	1.47%	1.17%	1.03%
Portfolio Turnover	23%	36%	85%	94%	46%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Amounts do not include the expenses of the Underlying Funds and/or unaffiliated funds.
27
See Notes to Financial Statements.

Calvert
Asset Allocation Funds
September 30, 2021
Financial Highlights — continued

	Conservative Allocation Fund — Class I
	Year Ended September 30,
	2021	2020	2019	2018	2017
Net asset value — Beginning of year	$ 18.35	$ 17.58	$ 17.25	$ 17.23	$ 16.48
Income (Loss) From Operations
Net investment income(1)	$ 0.29	$ 0.34	$ 0.42	$ 0.41	$ 0.40
Net realized and unrealized gain	1.82	1.18	0.70	0.34	0.91
Total income from operations	$ 2.11	$ 1.52	$ 1.12	$ 0.75	$ 1.31
Less Distributions
From net investment income	$ (0.34)	$ (0.37)	$ (0.45)	$ (0.46)	$ (0.40)
From net realized gain	(0.47)	(0.38)	(0.34)	(0.27)	(0.16)
Total distributions	$ (0.81)	$ (0.75)	$ (0.79)	$ (0.73)	$ (0.56)
Net asset value — End of year	$ 19.65	$ 18.35	$ 17.58	$ 17.25	$17.23
Total Return(2)	11.70%	8.93%	6.89%	4.40%	8.22%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$62,269	$39,770	$28,288	$19,605	$ 3,052
Ratios (as a percentage of average daily net assets):(3)
Total expenses(4)	0.15%	0.16%	0.19%	0.19%	1.43%
Net expenses(4)	0.15%	0.16%	0.16%	0.09%	0.09%
Net investment income	1.51%	1.93%	2.44%	2.36%	2.37%
Portfolio Turnover	23%	36%	85%	94%	46%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Amounts do not include the expenses of the Underlying Funds and/or unaffiliated funds.
28
See Notes to Financial Statements.

Calvert
Asset Allocation Funds
September 30, 2021
Financial Highlights — continued

	Moderate Allocation Fund — Class A
	Year Ended September 30,
	2021	2020	2019	2018	2017
Net asset value — Beginning of year	$ 20.66	$ 19.49	$ 19.77	$ 19.32	$ 17.86
Income (Loss) From Operations
Net investment income(1)	$ 0.22	$ 0.26	$ 0.31	$ 0.29	$ 0.28
Net realized and unrealized gain	3.54	1.73	0.43	1.15	1.93
Total income from operations	$ 3.76	$ 1.99	$ 0.74	$ 1.44	$ 2.21
Less Distributions
From net investment income	$ (0.25)	$ (0.26)	$ (0.40)	$ (0.47)	$ (0.28)
From net realized gain	(0.67)	(0.56)	(0.62)	(0.52)	(0.47)
Total distributions	$ (0.92)	$ (0.82)	$ (1.02)	$ (0.99)	$ (0.75)
Net asset value — End of year	$ 23.50	$ 20.66	$ 19.49	$ 19.77	$ 19.32
Total Return(2)	18.53%	10.44%	4.44%	7.62%	12.86%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$312,287	$259,726	$247,372	$231,146	$213,343
Ratios (as a percentage of average daily net assets):(3)
Total expenses(4)	0.39%	0.41%	0.42%	0.43%	0.50%
Net expenses(4)	0.39%	0.41%	0.42%	0.43%	0.44%
Net investment income	0.98%	1.32%	1.65%	1.47%	1.52%
Portfolio Turnover	26%	35%	89%	73%	45%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Amounts do not include the expenses of the Underlying Funds and/or unaffiliated funds.
29
See Notes to Financial Statements.

Calvert
Asset Allocation Funds
September 30, 2021
Financial Highlights — continued

	Moderate Allocation Fund — Class C
	Year Ended September 30,
	2021	2020	2019	2018	2017
Net asset value — Beginning of year	$ 19.56	$ 18.52	$ 18.84	$ 18.37	$ 17.11
Income (Loss) From Operations
Net investment income(1)	$ 0.05	$ 0.11	$ 0.19	$ 0.13	$ 0.14
Net realized and unrealized gain	3.33	1.64	0.38	1.10	1.84
Total income from operations	$ 3.38	$ 1.75	$ 0.57	$ 1.23	$ 1.98
Less Distributions
From net investment income	$ (0.13)	$ (0.15)	$ (0.27)	$ (0.24)	$ (0.25)
From net realized gain	(0.67)	(0.56)	(0.62)	(0.52)	(0.47)
Total distributions	$ (0.80)	$ (0.71)	$ (0.89)	$ (0.76)	$ (0.72)
Net asset value — End of year	$ 22.14	$ 19.56	$ 18.52	$ 18.84	$ 18.37
Total Return(2)	17.60%	9.62%	3.68%	6.83%	12.02%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$36,398	$34,674	$36,679	$45,880	$42,529
Ratios (as a percentage of average daily net assets):(3)
Total expenses(4)	1.14%	1.16%	1.17%	1.18%	1.29%
Net expenses(4)	1.14%	1.16%	1.17%	1.18%	1.19%
Net investment income	0.24%	0.59%	1.04%	0.72%	0.77%
Portfolio Turnover	26%	35%	89%	73%	45%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Amounts do not include the expenses of the Underlying Funds and/or unaffiliated funds.
30
See Notes to Financial Statements.

Calvert
Asset Allocation Funds
September 30, 2021
Financial Highlights — continued

	Moderate Allocation Fund — Class I
	Year Ended September 30,
	2021	2020	2019	2018	2017
Net asset value — Beginning of year	$ 20.68	$ 19.51	$ 19.79	$ 19.36	$ 17.85
Income (Loss) From Operations
Net investment income(1)	$ 0.28	$ 0.30	$ 0.35	$ 0.33	$ 0.26
Net realized and unrealized gain	3.54	1.74	0.44	1.19	2.02
Total income from operations	$ 3.82	$ 2.04	$ 0.79	$ 1.52	$ 2.28
Less Distributions
From net investment income	$ (0.31)	$ (0.31)	$ (0.45)	$ (0.57)	$ (0.30)
From net realized gain	(0.67)	(0.56)	(0.62)	(0.52)	(0.47)
Total distributions	$ (0.98)	$ (0.87)	$ (1.07)	$ (1.09)	$ (0.77)
Net asset value — End of year	$ 23.52	$ 20.68	$ 19.51	$ 19.79	$19.36
Total Return(2)	18.80%	10.71%	4.69%	8.04%	13.26%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$90,643	$58,212	$42,444	$29,145	$ 9,124
Ratios (as a percentage of average daily net assets):(3)
Total expenses(4)	0.14%	0.16%	0.17%	0.17%	0.55%
Net expenses(4)	0.14%	0.16%	0.14%	0.09%	0.09%
Net investment income	1.22%	1.51%	1.83%	1.70%	1.43%
Portfolio Turnover	26%	35%	89%	73%	45%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Amounts do not include the expenses of the Underlying Funds and/or unaffiliated funds.
31
See Notes to Financial Statements.

Calvert
Asset Allocation Funds
September 30, 2021
Financial Highlights — continued

	Growth Allocation Fund — Class A
	Year Ended September 30,
	2021	2020	2019	2018	2017
Net asset value — Beginning of year	$ 22.15	$ 20.38	$ 21.16	$ 20.27	$ 18.12
Income (Loss) From Operations
Net investment income(1)	$ 0.11	$ 0.18	$ 0.20	$ 0.22	$ 0.23
Net realized and unrealized gain	5.63	2.35	0.15	1.79	2.82
Total income from operations	$ 5.74	$ 2.53	$ 0.35	$ 2.01	$ 3.05
Less Distributions
From net investment income	$ (0.12)	$ (0.20)	$ (0.36)	$ (0.44)	$ (0.23)
From net realized gain	(0.70)	(0.56)	(0.77)	(0.68)	(0.67)
Total distributions	$ (0.82)	$ (0.76)	$ (1.13)	$ (1.12)	$ (0.90)
Net asset value — End of year	$ 27.07	$ 22.15	$ 20.38	$ 21.16	$ 20.27
Total Return(2)	26.32%	12.52%	2.56%	10.19%	17.59%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$224,233	$157,659	$136,474	$129,981	$116,680
Ratios (as a percentage of average daily net assets):(3)
Total expenses(4)	0.44%	0.47%	0.52%	0.52%	0.60%
Net expenses(4)	0.43%	0.43%	0.43%	0.43%	0.43%
Net investment income	0.43%	0.87%	1.04%	1.07%	1.24%
Portfolio Turnover	17%	43%	92%	64%	55%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Amounts do not include the expenses of the Underlying Funds and/or unaffiliated funds.
32
See Notes to Financial Statements.

Calvert
Asset Allocation Funds
September 30, 2021
Financial Highlights — continued

	Growth Allocation Fund — Class C
	Year Ended September 30,
	2021	2020	2019	2018	2017
Net asset value — Beginning of year	$ 18.63	$ 17.26	$ 18.10	$ 17.50	$ 15.85
Income (Loss) From Operations
Net investment income (loss)(1)	$ (0.06)	$ 0.02	$ 0.08	$ 0.06	$ 0.08
Net realized and unrealized gain	4.72	1.98	0.08	1.53	2.45
Total income from operations	$ 4.66	$ 2.00	$ 0.16	$ 1.59	$ 2.53
Less Distributions
From net investment income	$ —	$ (0.07)	$ (0.23)	$ (0.31)	$ (0.21)
From net realized gain	(0.68)	(0.56)	(0.77)	(0.68)	(0.67)
Total distributions	$ (0.68)	$ (0.63)	$ (1.00)	$ (0.99)	$ (0.88)
Net asset value — End of year	$ 22.61	$ 18.63	$ 17.26	$ 18.10	$ 17.50
Total Return(2)	25.38%	11.67%	1.80%	9.39%	16.72%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$18,612	$16,419	$15,189	$19,372	$18,045
Ratios (as a percentage of average daily net assets):(3)
Total expenses(4)	1.19%	1.22%	1.27%	1.27%	1.42%
Net expenses(4)	1.18%	1.18%	1.18%	1.18%	1.18%
Net investment income (loss)	(0.28)%	0.13%	0.48%	0.33%	0.52%
Portfolio Turnover	17%	43%	92%	64%	55%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Amounts do not include the expenses of the Underlying Funds and/or unaffiliated funds.
33
See Notes to Financial Statements.

Calvert
Asset Allocation Funds
September 30, 2021
Financial Highlights — continued

	Growth Allocation Fund — Class I
	Year Ended September 30,
	2021	2020	2019	2018	2017
Net asset value — Beginning of year	$ 22.27	$ 20.48	$ 21.26	$ 20.35	$ 18.14
Income (Loss) From Operations
Net investment income(1)	$ 0.14	$ 0.21	$ 0.24	$ 0.25	$ 0.36
Net realized and unrealized gain	5.69	2.39	0.16	1.84	2.77
Total income from operations	$ 5.83	$ 2.60	$ 0.40	$ 2.09	$ 3.13
Less Distributions
From net investment income	$ (0.17)	$ (0.25)	$ (0.41)	$ (0.50)	$ (0.25)
From net realized gain	(0.70)	(0.56)	(0.77)	(0.68)	(0.67)
Total distributions	$ (0.87)	$ (0.81)	$ (1.18)	$ (1.18)	$ (0.92)
Net asset value — End of year	$ 27.23	$ 22.27	$ 20.48	$ 21.26	$20.35
Total Return(2)	26.63%	12.81%	2.84%	10.57%	18.02%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$54,814	$17,706	$11,864	$11,938	$ 1,790
Ratios (as a percentage of average daily net assets):(3)
Total expenses(4)	0.19%	0.22%	0.27%	0.26%	1.76%
Net expenses(4)	0.18%	0.18%	0.15%	0.08%	0.08%
Net investment income	0.52%	1.03%	1.23%	1.20%	1.91%
Portfolio Turnover	17%	43%	92%	64%	55%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Amounts do not include the expenses of the Underlying Funds and/or unaffiliated funds.
34
See Notes to Financial Statements.

Calvert
Asset Allocation Funds
September 30, 2021
Notes to Financial Statements

1  Significant Accounting Policies
Calvert Conservative Allocation Fund (Conservative), Calvert Moderate Allocation Fund (Moderate) and Calvert Growth Allocation Fund (Growth), (each a Fund and collectively, the Funds) are diversified series of Calvert Social Investment Fund (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of Conservative is to seek current income and capital appreciation, consistent with the preservation of capital. The investment objective of Moderate is to seek long-term capital appreciation and growth of income, with current income a secondary objective. The investment objective of Growth is to seek long-term capital appreciation. Each Fund is a "fund-of-funds" that invests primarily in a combination of other Calvert equity and income funds (the Underlying Funds). The financial statements of the Underlying Funds are included in their shareholder reports, which are available free of charge at www.calvert.com.
Each Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. A contingent deferred sales charge of 0.80% may apply to certain redemptions of Class A shares for accounts for which no sales charge was paid, if redeemed within 12 months of purchase. Class C shares are sold without a front-end sales charge, and with certain exceptions, are charged a contingent deferred sales charge of 1% on shares redeemed within 12 months of purchase. Class C shares are only available for purchase through a financial intermediary. Effective January 25, 2019, Class C shares generally automatically convert to Class A shares ten years after their purchase and, effective November 5, 2020, automatically convert to Class A shares eight years after their purchase as described in the Funds’ prospectus. Class I shares are sold at net asset value, are not subject to a sales charge and are sold only to certain eligible investors. Each class represents a pro rata interest in each Fund, but votes separately on class-specific matters and is subject to different expenses.
Each Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A  Investment Valuation— Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Funds use independent pricing services approved by the Board of Trustees (the Board) to value their investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including each Fund's own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Valuation techniques used to value each Fund’s investments by major category are as follows:
Debt Securities. Debt securities are generally valued based on valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. Accordingly, debt securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities with a remaining maturity at time of purchase of more than sixty days are valued based on valuations provided by a third party pricing service. Such securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities of sufficient credit quality purchased with remaining maturities of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
Affiliated Fund. The Funds may invest in Calvert Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Calvert Research and Management (CRM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day and are categorized as Level 2 in the hierarchy. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.
Other Securities. Investments in the Underlying Funds are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Valuation methodologies and polices of the Underlying Funds are included in their financial statements, which are available upon request.
Derivatives. Futures contracts are valued at unrealized appreciation (depreciation) based on the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. U.S. exchange-traded options are valued at the mean between the bid and ask prices at valuation time as reported by the Options Price Reporting Authority and are categorized as Level 1 in the hierarchy.
35

Calvert
Asset Allocation Funds
September 30, 2021
Notes to Financial Statements — continued

Fair Valuation. If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Funds’ adviser, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by or at the direction of the Board in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Funds might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.
The following tables summarize the market value of each of the Funds' holdings as of September 30, 2021, based on the inputs used to value them:
Conservative
Asset Description	Level 1	Level 2	Level 3	Total
Mutual Funds	$ 260,196,281	$ —	$ —	$ 260,196,281
U.S. Treasury Obligations	—	4,163,780	—	4,163,780
Short-Term Investments	—	36,741,730	—	36,741,730
Purchased Call Options	5,005	—	—	5,005
Total Investments	$260,201,286	$40,905,510	$ —	$301,106,796
Liability Description
Futures Contracts	$ (422,541)	$ —	$ —	$ (422,541)
Written Put Options	(60,775)	—	—	(60,775)
Total	$ (483,316)	$ —	$ —	$ (483,316)
Moderate
Asset Description	Level 1	Level 2	Level 3	Total
Mutual Funds	$ 394,860,072	$ —	$ —	$ 394,860,072
U.S. Treasury Obligations	—	6,561,237	—	6,561,237
Short-Term Investments	—	38,142,702	—	38,142,702
Purchased Call Options	9,555	—	—	9,555
Total Investments	$394,869,627	$44,703,939	$ —	$439,573,566
Futures Contracts	$ 7,566	$ —	$ —	$ 7,566
Total	$394,877,193	$44,703,939	$ —	$439,581,132
Liability Description
Futures Contracts	$ (253,313)	$ —	$ —	$ (253,313)
Written Put Options	(116,025)	—	—	(116,025)
Total	$ (369,338)	$ —	$ —	$ (369,338)
36

Calvert
Asset Allocation Funds
September 30, 2021
Notes to Financial Statements — continued

Growth
Asset Description	Level 1	Level 2	Level 3	Total
Mutual Funds	$ 272,933,781	$ —	$ —	$ 272,933,781
U.S. Treasury Obligations	—	3,715,591	—	3,715,591
Short-Term Investments	—	21,124,678	—	21,124,678
Purchased Call Options	10,465	—	—	10,465
Total Investments	$272,944,246	$24,840,269	$ —	$297,784,515
Futures Contracts	$ 277,784	$ —	$ —	$ 277,784
Total	$273,222,030	$24,840,269	$ —	$298,062,299
Liability Description
Futures Contracts	$ (81,666)	$ —	$ —	$ (81,666)
Written Put Options	(127,075)	—	—	(127,075)
Total	$ (208,741)	$ —	$ —	$ (208,741)
B  Investment Transactions and Income— Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Distributions from the Underlying Funds are recorded on the ex-dividend date. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income. Deflation adjustments to the principal amount of an inflation-adjusted bond or note are reflected as reductions to interest income to the extent of interest income previously recorded on such bond or note. Expenses included in the accompanying financial statements reflect the expenses of each Fund and do not include any expenses associated with the Underlying Funds.
C  Share Class Accounting— Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based upon the relative net assets of each class to the total net assets of each Fund. Expenses arising in connection with a specific class are charged directly to that class.
D  Foreign Currency Transactions— The Funds’ accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
E  Futures Contracts— The Funds may enter into futures contracts to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Funds. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Funds' ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade, which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Funds.
F  Options Contracts— Upon the purchase of a call or put option, the premium paid by the Funds is included in the Statements of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Funds' policies on investment valuations discussed above. Premiums paid for purchasing options that expire are treated as realized losses. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. As the purchaser of an index option, the Funds have the right to receive a cash payment equal to any depreciation in the value of the index below the exercise price of the option (in the case of a put) or equal to any appreciation in the value of
37

Calvert
Asset Allocation Funds
September 30, 2021
Notes to Financial Statements — continued

the index over the exercise price of the option (in the case of a call) as of the valuation date of the option. The risk associated with purchasing options is limited to the premium originally paid. Purchased options traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.
Upon the writing of a call or a put option, the premium received by the Funds is included in the Statements of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Funds' policies on investment valuations discussed above. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, each Fund is required to deliver an amount of cash determined by the excess of the exercise price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the exercise price of the option (in the case of a call) at contract termination. The Funds, as writers of an option, may have no control over whether the underlying instrument may be sold (call) or purchased (put) and, as a result, bear the market risk of an unfavorable change in the price of the instrument underlying the written option. The Funds may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.
G  Distributions to Shareholders— Distributions to shareholders are recorded by the Funds on ex-dividend date. Distributions from net investment income are declared and paid quarterly for Conservative and Moderate and annually for Growth. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are declared separately for each class of shares. Distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Funds’ capital accounts to reflect income and gains available for distribution under income tax regulations.
H  Estimates— The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
I   Indemnifications— Under the Trust’s organizational document, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Funds. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and provides that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders or former shareholders. Additionally, in the normal course of business, each Fund enters into agreements with service providers that may contain indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Fund that have not yet occurred.
J  Federal Income Taxes— No provision for federal income or excise tax is required since each Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Funds' tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Funds' financial statements. Each Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
2  Related Party Transactions
CRM provides investment advisory services to the Funds. On March 1, 2021, Morgan Stanley acquired Eaton Vance Corp. (the “Transaction”) and CRM became an indirect, wholly-owned subsidiary of Morgan Stanley. In connection with the Transaction, each Fund entered into a new investment advisory agreement (each, a “New Agreement”) with CRM, which took effect on March 1, 2021. Pursuant to each New Agreement (and each Fund’s investment advisory agreement with CRM in effect prior to March 1, 2021), CRM does not receive compensation from the Funds for performing investment advisory services. CRM does, however, receive a fee for investment advisory services provided to the Underlying Funds. The Funds may invest their cash in Cash Reserves Fund. CRM does not currently receive a fee for advisory services provided to Cash Reserves Fund.
CRM has agreed to reimburse the Funds’ operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses, borrowing costs, taxes or litigation expenses) for Conservative, Moderate and Growth exceed 0.44%, 0.44% and 0.43%, respectively, for Class A; 1.19%, 1.19% and 1.18%, respectively, for Class C; and 0.19%, 0.19% and 0.18%, respectively, for Class I of such class' average daily net assets. The expense reimbursement agreements with CRM may be changed or terminated after January 31, 2022. For the year ended September 30, 2021, CRM waived or reimbursed expenses of $26,518 for Growth and no expenses were waived or reimbursed for Conservative and Moderate. CRM serves as the administrator of the Funds, but receives no compensation.
Each Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, each Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Funds' principal underwriter, a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Funds by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Each Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, each Fund pays EVD amounts equal to 0.75% per annum of its average daily
38

Calvert
Asset Allocation Funds
September 30, 2021
Notes to Financial Statements — continued

net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Funds. In addition, pursuant to the Class C Plan, each Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. Distribution and service fees for Conservative, Moderate and Growth paid or accrued for the year ended September 30, 2021 amounted to $496,956, $736,595 and $502,918, respectively, for Class A shares and $275,965, $358,548 and $181,885, respectively, for Class C shares.
The Funds were informed that EVD received $53,021, $83,140 and $139,112 for Conservative, Moderate and Growth, respectively, as their portion of the sales charge on sales of Class A shares for the year ended September 30, 2021. The Funds were also informed that EVD received $3,393, $2,315 and $4,061 for Conservative, Moderate and Growth, respectively, of contingent deferred sales charges paid by each Fund's shareholders for the same period.
Eaton Vance Management (EVM), an affiliate of CRM, provides sub-transfer agency and related services to the Funds pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended September 30, 2021, sub-transfer agency fees and expenses incurred to EVM amounted to $38,704, $69,919 and $72,755 for Conservative, Moderate and Growth, respectively, and are included in transfer agency fees and expenses on the Statements of Operations.
Each Trustee of the Funds who is not an employee of CRM or its affiliates receives an annual fee of $154,000, plus an annual Committee fee ranging from $8,500 to $16,500 depending on the Committee. The Board chair receives an additional $30,000 ($20,000 prior to January 1, 2021) annual fee and Committee chairs receive an additional $6,000 annual fee. Eligible Trustees may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Funds or other Calvert funds selected by the Trustees. The Funds purchase shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Funds' assets. Trustees’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Trustees of the Funds who are employees of CRM or its affiliates are paid by CRM. Prior to December 31, 2020, an Advisory Council aided the Board and CRM in advancing the cause of responsible investing through original scholarship and thought leadership. The Advisory Council consisted of CRM’s Chief Executive Officer and three additional members. For the year ended December 31, 2020, each member (other than CRM’s Chief Executive Officer) was compensated $20,000 for their service on the Advisory Council. Such compensation, and any other compensation and/or expenses incurred by the Advisory Council as may be approved by the Board, was borne by the Calvert funds. For the year ended September 30, 2021, each Fund’s allocated portion of the Advisory Council compensation and fees was $226, $291 and $183 for Conservative, Moderate and Growth, respectively, which are included in miscellaneous expense on the Statements of Operations.
3  Investment Activity
During the year ended September 30, 2021, the cost of purchases and proceeds from sales of investments, other than short-term securities, were as follows:
	Conservative	Moderate	Growth
Purchases
Non-U.S. Government and Agency Securities	$ 71,307,071	$107,024,499	$ 77,815,278
Sales
U.S. Government and Agency Securities	$ 9,760,224	$ 11,383,009	$ —
Non-U.S. Government and Agency Securities	46,880,711	88,454,401	41,195,352
Total Sales	$56,640,935	$ 99,837,410	$41,195,352
39

Calvert
Asset Allocation Funds
September 30, 2021
Notes to Financial Statements — continued

4  Distributions to Shareholders and Income Tax Information
The tax character of distributions declared for the years ended September 30, 2021 and September 30, 2020 was as follows:
	Conservative		Moderate		Growth
	Year Ended September 30,		Year Ended September 30,		Year Ended September 30,
	2021	2020	2021	2020	2021	2020
Ordinary income	$5,487,084	$5,114,797	$ 5,742,341	$6,627,251	$1,618,863	$1,553,734
Long-term capital gains	$5,067,928	$3,687,108	$10,274,810	$7,385,622	$5,868,000	$4,572,534
During the year ended September 30, 2021, the following amounts were reclassified due to the Funds' use of equalization accounting. Tax equalization accounting allows a Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains.
	Conservative	Moderate	Growth
Change in:
Paid-in capital	$ 627,946	$ 788,765	$ 404,043
Distributable earnings	$(627,946)	$(788,765)	$(404,043)
These reclassifications had no effect on the net assets or net asset value per share of the Funds.
As of September 30, 2021, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
	Conservative	Moderate	Growth
Undistributed ordinary income	$ 498,714	$ 799,174	$ 1,181,622
Undistributed long-term capital gains	7,025,397	13,122,183	3,943,313
Net unrealized appreciation	33,695,325	85,220,713	73,527,351
Distributable earnings	$41,219,436	$99,142,070	$78,652,286
The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Funds at September 30, 2021, as determined on a federal income tax basis, were as follows:
	Conservative	Moderate	Growth
Aggregate cost	$267,406,466	$354,343,298	$224,246,699
Gross unrealized appreciation	$ 33,914,705	$ 85,257,388	$ 73,644,831
Gross unrealized depreciation	(219,380)	(36,675)	(117,480)
Net unrealized appreciation	$ 33,695,325	$ 85,220,713	$ 73,527,351
5  Financial Instruments
A summary of futures contracts and options contracts outstanding at September 30, 2021 is included in each Fund's Schedule of Investments. During the year ended September 30, 2021, each Fund used futures contracts and purchased and written options contracts to facilitate the periodic rebalancing of its portfolio to maintain its target asset allocation and to make tactical asset allocations.
40

Calvert
Asset Allocation Funds
September 30, 2021
Notes to Financial Statements — continued

At September 30, 2021, the fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure was as follows:
Conservative
Risk	Derivative	Statements of Assets and Liabilities Caption	Assets	Liabilities
Equity price	Purchased options	Investments in securities of unaffiliated issuers, at value	$ 5,005	$ —
Equity price	Written options	Written options outstanding, at value	—	(60,775)
Interest rate	Futures contracts	Distributable earnings	—	(422,541) (1)
Total			$5,005	$(483,316)

(1)	Only the current day's variation margin is reported within the Statements of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts, as applicable.
Moderate
Risk	Derivative	Statements of Assets and Liabilities Caption	Assets	Liabilities
Equity price	Purchased options	Investments in securities of unaffiliated issuers, at value	$ 9,555	$ —
Equity price	Written options	Written options outstanding, at value	—	(116,025)
Interest rate	Futures contracts	Distributable earnings	7,566 (1)	(253,313) (1)
Total			$17,121	$(369,338)

(1)	Only the current day's variation margin is reported within the Statements of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts, as applicable.
Growth
Risk	Derivative	Statements of Assets and Liabilities Caption	Assets	Liabilities
Equity price	Purchased options	Investments in securities of unaffiliated issuers, at value	$ 10,465	$ —
Equity price	Written options	Written options outstanding, at value	—	(127,075)
Interest rate	Futures contracts	Distributable earnings	277,784 (1)	(81,666) (1)
Total			$288,249	$(208,741)

(1)	Only the current day's variation margin is reported within the Statements of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts, as applicable.
41

Calvert
Asset Allocation Funds
September 30, 2021
Notes to Financial Statements — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statements of Operations by risk exposure for the year ended September 30, 2021 was as follows:
Conservative
Statements of Operations Caption	Equity price	Interest rate	Total
Net realized gain (loss):
Investment securities(1)	$ 97,286	$ —	$ 97,286
Futures contracts	20,865	(156,361)	(135,496)
Written options	38,517	—	38,517
Total	$156,668	$(156,361)	$ 307
Change in unrealized appreciation (depreciation):
Investment securities(1)	$ (36,976)	$ —	$ (36,976)
Futures contracts	—	(500,729)	(500,729)
Written options	(19,211)	—	(19,211)
Total	$ (56,187)	$(500,729)	$(556,916)

(1)	Relates to purchased options.
Moderate
Statements of Operations Caption	Equity price	Interest rate	Total
Net realized gain (loss):
Investment securities(1)	$ 185,727	$ —	$ 185,727
Futures contracts	32,309	343,377	375,686
Written options	73,533	—	73,533
Total	$ 291,569	$ 343,377	$ 634,946
Change in unrealized appreciation (depreciation):
Investment securities(1)	$ (70,590)	$ —	$ (70,590)
Futures contracts	—	(214,759)	(214,759)
Written options	(36,675)	—	(36,675)
Total	$(107,265)	$(214,759)	$(322,024)

(1)	Relates to purchased options.
42

Calvert
Asset Allocation Funds
September 30, 2021
Notes to Financial Statements — continued

Growth
Statements of Operations Caption	Equity price	Interest rate	Total
Net realized gain (loss):
Investment securities(1)	$ 203,416	$ —	$ 203,416
Futures contracts	491,901	518,614	1,010,515
Written options	80,536	—	80,536
Total	$775,853	$518,614	$1,294,467
Change in unrealized appreciation (depreciation):
Investment securities(1)	$ (77,313)	$ —	$ (77,313)
Futures contracts	23,735	305,520	329,255
Written options	(40,167)	—	(40,167)
Total	$ (93,745)	$305,520	$ 211,775

(1)	Relates to purchased options.
The average notional cost of futures contracts and the average number of purchased and written options contracts outstanding during the year ended September 30, 2021, which are indicative of the volume of these derivative types, were approximately as follows:
	Conservative	Moderate	Growth
Futures contracts — long	$34,858,000	$25,069,000	$ 7,863,000
Futures contracts — short	$ 150,000	$ 918,000	$12,771,000
Purchased options	3	6	7
Written options	(3)	(6)	(7)
6  Overdraft Advances
Pursuant to the custodian agreement, State Street Bank and Trust Company (SSBT) may, in its discretion, advance funds to the Funds to make properly authorized payments. When such payments result in an overdraft, each Fund is obligated to repay SSBT at the current rate of interest charged by SSBT for secured loans (currently, the Federal Funds rate plus 2%). This obligation is payable on demand to SSBT. SSBT has a lien on each Fund's assets to the extent of any overdraft. At September 30, 2021, Conservative and Growth had a payment due to SSBT pursuant to the foregoing arrangement of $193 and $71,546, respectively. Based on the short-term nature of these payments and the variable interest rate, the carrying value of the overdraft advances approximated its fair value at September 30, 2021. If measured at fair value, overdraft advances would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at September 30, 2021. The Funds' average overdraft advances during the year ended September 30, 2021 were not significant.
7  Line of Credit
The Funds participate with other portfolios and funds managed by EVM and its affiliates, including CRM, in an $800 million unsecured line of credit with a group of banks, which is in effect through October 26, 2021. Borrowings are made by the Funds solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to each Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2020, an upfront fee and arrangement fee totaling $950,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Funds, a Fund may be unable to borrow some or all of its requested amounts at any particular time.
The Funds had no borrowings pursuant to their line of credit during the year ended September 30, 2021. Effective October 26, 2021, the Funds renewed their line of credit agreement, which expires October 25, 2022, at substantially the same terms.
43

Calvert
Asset Allocation Funds
September 30, 2021
Notes to Financial Statements — continued

8  Affiliated Funds
At September 30, 2021, the value of each Fund’s investment in affiliated funds was $296,938,011, $433,002,774 and $294,058,459 for Conservative, Moderate and Growth, respectively, which represents 98.6%, 98.6% and 98.8% of net assets for Conservative, Moderate and Growth, respectively. Transactions in affiliated funds by the Funds for the year ended September 30, 2021 were as follows:
Conservative
Name of Calvert Fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Capital gain distributions received	Shares/Units, end of period
Bond Fund, Class R6	$68,095,519	$12,752,915	$ (2,860,722)	$ 45,316	$ (373,724)	$ 77,659,304	$ 1,591,012	$ 840,179	4,587,082
Cash Reserves Fund, LLC	21,270,852	54,080,349	(38,609,511)	(1,350)	1,390	36,741,730	26,306	—	36,738,056
Emerging Markets Advancement Fund, Class I	5,054,479	1,511,125	(1,548,000)	233,044	597,177	5,847,825	7,306	—	470,082
Emerging Markets Equity Fund, Class R6	4,524,233	3,099,080	(3,748,000)	736,610	422,553	5,034,476	39,409	—	237,700
Equity Fund, Class R6	6,438,756	1,527,206	(742,475)	50,512	1,515,734	8,789,733	16,521	154,685	96,963
Flexible Bond Fund, Class R6	15,215,561	1,265,393	(811,000)	(6,038)	914,366	16,578,282	419,506	—	1,062,710
Floating-Rate Advantage Fund, Class R6	16,545,069	3,433,969	—	—	532,694	20,511,732	749,802	—	2,159,130
High Yield Bond Fund, Class I	7,184,910	26,895	(7,225,527)	744,695	(730,973)	—	26,894	—	—
High Yield Bond Fund, Class R6	—	7,986,753	(5,139,886)	92,898	93,342	3,033,107	204,888	—	112,006
International Equity Fund, Class R6	10,502,265	1,717,972	(4,468,975)	340,366	1,432,481	9,524,109	44,094	—	355,377
International Opportunities Fund, Class R6	7,481,737	1,467,647	(2,590,820)	143,171	1,565,424	8,067,159	67,630	—	365,526
International Responsible Index Fund, Class R6	5,548,918	2,223,873	(1,853,636)	113,111	1,223,482	7,255,748	84,302	—	240,575
Mid-Cap Fund, Class I	1,902,301	104,498	(249,968)	26,683	397,246	2,180,760	3,787	14,711	43,372
Short Duration Income Fund, Class R6	4,663,739	7,265,832	—	—	92,085	12,021,656	185,009	27,255	725,070
44

Calvert
Asset Allocation Funds
September 30, 2021
Notes to Financial Statements — continued

Conservative — continued
Name of Calvert Fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Capital gain distributions received	Shares/Units, end of period
Small-Cap Fund, Class R6	$ 3,125,499	$ 911,019	$ (1,450,212)	$ 151,590	$ 972,245	$ 3,710,141	$ 5,840	$ —	102,917
Ultra-Short Duration Income Fund, Class R6	14,376,852	17,048,738	—	—	104,843	31,530,433	180,682	—	3,175,270
US Large-Cap Core Responsible Index Fund, Class R6	12,765,277	296,604	(9,929,246)	3,576,295	(871,121)	5,837,809	115,604	—	148,318
US Large-Cap Growth Responsible Index Fund, Class I	8,007,260	381,392	(2,326,606)	1,098,459	860,114	8,020,619	45,150	111,242	159,933
US Large-Cap Value Responsible Index Fund, Class I	18,193,826	6,231,330	(1,503,704)	217,055	7,038,910	30,177,417	389,025	97,305	975,984
US Mid-Cap Core Responsible Index Fund, Class I	1,872,679	2,054,829	(431,934)	49,722	870,675	4,415,971	25,810	65,019	112,081
Totals				$ 7,612,139	$16,658,943	$296,938,011	$4,228,577	$1,310,396
Moderate
Name of Calvert Fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Capital gain distributions received	Shares/Units, end of period
Bond Fund, Class R6	$27,918,250	$ 9,704,829	$ (3,348,144)	$ 37,980	$ (116,573)	$ 34,196,342	$ 699,233	$ 356,516	2,019,866
Cash Reserves Fund, LLC	18,728,136	49,246,047	(29,831,938)	(1,051)	1,508	38,142,702	24,592	—	38,138,888
Emerging Markets Advancement Fund, Class I	12,834,454	5,815,078	(3,577,000)	633,706	1,581,951	17,288,189	19,614	—	1,389,726
Emerging Markets Equity Fund, Class R6	13,131,851	6,173,795	(7,344,000)	1,888,807	998,311	14,848,764	98,817	—	701,075
Equity Fund, Class R6	12,195,239	1,258,785	(1,302,829)	207,517	2,797,103	15,155,815	33,078	309,707	167,190
45

Calvert
Asset Allocation Funds
September 30, 2021
Notes to Financial Statements — continued

Moderate — continued
Name of Calvert Fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Capital gain distributions received	Shares/Units, end of period
Flexible Bond Fund, Class R6	$15,254,821	$ 1,925,007	$ (1,345,000)	$ (17,028)	$ 891,596	$ 16,709,396	$ 410,506	$ —	1,071,115
Floating-Rate Advantage Fund, Class R6	17,146,590	3,735,154	(81,000)	(171)	546,393	21,346,966	773,480	—	2,247,049
High Yield Bond Fund, Class I	17,412,192	65,176	(17,510,623)	1,177,389	(1,144,134)	—	65,176	—	—
High Yield Bond Fund, Class R6	—	18,467,830	(11,151,614)	257,722	240,510	7,814,448	515,334	—	288,569
International Equity Fund, Class R6	24,624,100	5,660,671	(6,278,973)	159,217	4,992,533	29,157,548	125,318	—	1,087,968
International Opportunities Fund, Class R6	22,219,497	2,920,965	(3,543,562)	126,135	5,351,335	27,074,370	211,045	—	1,226,750
International Responsible Index Fund, Class R6	14,057,209	6,088,141	(4,946,680)	190,974	2,891,234	18,280,878	188,490	—	606,130
Mid-Cap Fund, Class I	3,681,883	182,350	(382,000)	40,497	776,018	4,298,748	7,237	28,113	85,496
Short Duration Income Fund, Class R6	4,914,734	7,205,486	(2,000)	(3)	96,648	12,214,865	188,263	29,270	736,723
Small-Cap Fund, Class R6	6,267,262	470,531	(1,353,000)	221,078	2,043,866	7,649,737	11,711	—	212,198
Ultra-Short Duration Income Fund, Class R6	17,488,143	21,973,028	(773,000)	(6,789)	127,080	38,808,462	211,974	—	3,908,204
US Large-Cap Core Responsible Index Fund, Class R6	47,945,243	1,317,490	(20,895,520)	7,751,698	4,936,949	41,055,860	514,489	—	1,043,086
US Large-Cap Growth Responsible Index Fund, Class I	16,306,469	575,149	(1,547,184)	582,078	3,468,887	19,385,399	89,539	220,610	386,548
46

Calvert
Asset Allocation Funds
September 30, 2021
Notes to Financial Statements — continued

Moderate — continued
Name of Calvert Fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Capital gain distributions received	Shares/Units, end of period
US Large-Cap Value Responsible Index Fund, Class I	$39,293,493	$ 6,650,450	$ (2,376,000)	$ 458,212	$ 13,620,508	$ 57,646,663	$ 742,392	$ 185,690	1,864,381
US Mid-Cap Core Responsible Index Fund, Class I	3,706,684	6,834,586	(696,273)	72,165	2,010,460	11,927,622	58,988	148,598	302,732
Totals				$13,780,133	$46,112,183	$433,002,774	$4,989,276	$1,278,504
Growth
Name of Calvert Fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Capital gain distributions received	Shares/Units, end of period
Cash Reserves Fund, LLC	$ 7,702,956	$62,209,298	$(48,788,516)	$ (1,305)	$ 2,245	$ 21,124,678	$ 8,813	$ —	21,122,565
Emerging Markets Advancement Fund, Class I	10,914,406	6,111,384	(1,306,000)	214,971	1,451,708	17,386,469	16,490	—	1,397,626
Emerging Markets Equity Fund, Class R6	10,890,928	6,877,798	(4,138,029)	938,439	1,106,337	15,675,473	79,996	—	740,107
Equity Fund, Class R6	8,174,067	2,970,281	(429,859)	30,629	2,323,848	13,068,966	22,029	206,253	144,170
Floating-Rate Advantage Fund, Class R6	5,535,820	1,477,446	(1,144,000)	(57,395)	203,848	6,015,719	212,860	—	633,234
High Yield Bond Fund, Class I	5,597,601	20,952	(5,629,244)	535,234	(524,543)	—	20,953	—	—
High Yield Bond Fund, Class R6	—	5,677,149	(5,810,791)	133,642	—	—	61,125	—	—
International Equity Fund, Class R6	20,793,489	7,915,489	(3,080,598)	31,259	4,763,543	30,423,182	114,218	—	1,135,193
International Opportunities Fund, Class R6	17,670,191	4,769,894	(1,589,800)	14,516	4,586,508	25,451,309	168,744	—	1,153,208
47

Calvert
Asset Allocation Funds
September 30, 2021
Notes to Financial Statements — continued

Growth — continued
Name of Calvert Fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Capital gain distributions received	Shares/Units, end of period
International Responsible Index Fund, Class R6	$12,765,779	$ 9,260,861	$ (4,051,774)	$ 25,213	$ 2,942,792	$ 20,942,871	$ 177,007	$ —	694,392
Mid-Cap Fund, Class I	3,333,882	1,602,269	(1,000)	37	838,821	5,774,009	6,932	26,928	114,837
Small-Cap Fund, Class R6	6,022,527	1,875,793	—	—	2,361,284	10,259,604	11,901	—	284,594
US Large-Cap Core Responsible Index Fund, Class R6	39,193,967	6,385,064	(13,630,512)	3,165,105	8,373,977	43,487,601	410,064	—	1,104,868
US Large-Cap Growth Responsible Index Fund, Class I	12,147,386	2,281,190	(383,743)	18,342	3,283,031	17,346,206	68,187	168,002	345,887
US Large-Cap Value Responsible Index Fund, Class I	29,735,795	11,566,570	—	—	11,240,199	52,542,564	566,171	141,613	1,699,307
US Mid-Cap Core Responsible Index Fund, Class I	3,361,590	9,023,135	—	—	2,175,083	14,559,808	52,576	132,446	369,538
Totals				$ 5,048,687	$45,128,681	$294,058,459	$1,998,066	$ 675,242
48

Calvert
Asset Allocation Funds
September 30, 2021
Notes to Financial Statements — continued

9  Capital Shares
Each Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Funds) and classes.
Transactions in capital shares for the years ended September 30, 2021 and September 30, 2020 were as follows:
Conservative
	Year Ended September 30, 2021		Year Ended September 30, 2020
	Shares	Amount	Shares	Amount
Class A
Shares sold	2,489,240	$ 48,232,172	2,136,540	$ 37,521,058
Reinvestment of distributions	376,102	7,142,236	352,535	6,175,832
Shares redeemed	(1,935,603)	(37,474,641)	(1,975,192)	(34,306,000)
Converted from Class C	197,991	3,790,521	80,779	1,394,035
Net increase	1,127,730	$ 21,690,288	594,662	$ 10,784,925
Class C
Shares sold	301,649	$ 5,725,633	273,188	$ 4,728,169
Reinvestment of distributions	45,315	845,660	51,971	902,392
Shares redeemed	(352,334)	(6,677,768)	(359,739)	(6,174,545)
Converted to Class A	(200,651)	(3,790,521)	(81,854)	(1,394,035)
Net decrease	(206,021)	$ (3,896,996)	(116,434)	$ (1,938,019)
Class I
Shares sold	1,460,241	$ 28,209,196	921,825	$ 16,368,578
Reinvestment of distributions	111,024	2,113,388	73,543	1,289,103
Shares redeemed	(569,184)	(11,020,249)	(437,249)	(7,516,241)
Net increase	1,002,081	$ 19,302,335	558,119	$ 10,141,440
Moderate
	Year Ended September 30, 2021		Year Ended September 30, 2020
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,770,464	$ 40,539,363	1,305,709	$ 25,370,827
Reinvestment of distributions	500,217	10,997,453	508,939	10,099,167
Shares redeemed	(1,767,741)	(39,928,872)	(2,030,158)	(38,872,313)
Converted from Class C	219,257	4,920,970	95,226	1,835,311
Net increase (decrease)	722,197	$ 16,528,914	(120,284)	$ (1,567,008)
Class C
Shares sold	308,159	$ 6,692,235	214,121	$ 3,939,642
Reinvestment of distributions	62,727	1,295,936	71,498	1,352,019
Shares redeemed	(267,358)	(5,751,482)	(392,955)	(7,145,666)
Converted to Class A	(232,182)	(4,920,970)	(100,556)	(1,835,311)
Net decrease	(128,654)	$ (2,684,281)	(207,892)	$ (3,689,316)
49

Calvert
Asset Allocation Funds
September 30, 2021
Notes to Financial Statements — continued

Moderate — continued
	Year Ended September 30, 2021		Year Ended September 30, 2020
	Shares	Amount	Shares	Amount
Class I
Shares sold	1,460,779	$ 33,125,719	1,018,447	$ 19,520,170
Reinvestment of distributions	145,616	3,213,692	103,329	2,047,144
Shares redeemed	(567,043)	(12,962,574)	(482,843)	(9,276,808)
Net increase	1,039,352	$ 23,376,837	638,933	$ 12,290,506
Growth
	Year Ended September 30, 2021		Year Ended September 30, 2020
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,718,002	$ 44,592,171	1,143,112	$ 23,227,578
Reinvestment of distributions	236,514	5,778,037	227,334	4,889,956
Shares redeemed	(887,939)	(22,828,968)	(981,059)	(19,790,028)
Converted from Class C	98,413	2,428,161	31,340	630,121
Net increase	1,164,990	$ 29,969,401	420,727	$ 8,957,627
Class C
Shares sold	237,157	$ 5,152,583	175,569	$ 2,986,919
Reinvestment of distributions	26,856	551,078	29,672	539,742
Shares redeemed	(205,037)	(4,482,436)	(166,833)	(2,878,475)
Converted to Class A	(117,233)	(2,428,161)	(37,127)	(630,121)
Net increase (decrease)	(58,257)	$ (1,206,936)	1,281	$ 18,065
Class I
Shares sold	1,461,296	$ 37,842,154	432,287	$ 8,820,208
Reinvestment of distributions	39,090	958,486	22,011	474,992
Shares redeemed	(282,580)	(7,429,721)	(238,509)	(4,768,059)
Net increase	1,217,806	$ 31,370,919	215,789	$ 4,527,141
10  Risks and Uncertainties
Pandemic Risk
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Funds' performance, or the performance of the securities in which the Funds invest.
50

Calvert
Asset Allocation Funds
September 30, 2021
Notes to Financial Statements — continued

11  Change in Independent Registered Public Accounting Firm
On July 30, 2021, KPMG LLP (“KPMG”) informed the Audit Committee and Board of the Trust that it was resigning as the independent registered public accounting firm to the Trust, as upon Morgan Stanley’s acquisition of Eaton Vance Corp., the parent company of CRM (the investment adviser to each series of the Trust), KPMG would no longer be independent of the Trust. The Audit Committee of the Board and the Board approved the selection of Deloitte & Touche LLP (“Deloitte”) as the independent registered public accounting firm for the funds that are series of the Trust (the “Funds”) for the fiscal year ending September 30, 2021 to be effective upon KPMG’s resignation and Deloitte’s acceptance of the engagement which became effective July 30, 2021.
KPMG’s reports on the financial statements for the Funds for the fiscal periods ended September 30, 2019 and September 30, 2020 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal periods ended September 30, 2019 and September 30, 2020, and during the subsequent interim period through July 30, 2021: (i) there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreements in connection with its reports on the Funds’ financial statements for such periods; and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.
During the fiscal periods ended September 30, 2019 and September 30, 2020, and during the subsequent interim period through July 30, 2021: neither the Funds, nor anyone on their behalf, consulted with Deloitte on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Funds’ financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of Item 304).
51

Calvert
Asset Allocation Funds
September 30, 2021
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Calvert Social Investment Fund and Shareholders of Calvert Conservative Allocation Fund, Calvert Moderate Allocation Fund and Calvert Growth Allocation Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities of Calvert Conservative Allocation Fund, Calvert Moderate Allocation Fund and Calvert Growth Allocation Fund (the "Funds") (three of the funds constituting Calvert Social Investment Fund), including the schedules of investments, as of September 30, 2021, the related statements of operations, changes in net assets and the financial highlights for the year then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2021, and the results of their operations and changes in their net assets for the year then ended, and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America. The statements of changes in net assets for the year ended September 30, 2020, and the financial highlights for the years ended September 30, 2020, 2019, 2018, and 2017 were audited by other auditors whose report, dated November 20, 2020, expressed an unqualified opinion on those financial statements and those financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2021, by correspondence with the custodian, brokers and transfer agents; when replies were not received from brokers and transfer agents, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
November 22, 2021
We have served as the auditor of one or more Calvert investment companies since 2021.
52

Calvert
Asset Allocation Funds
September 30, 2021
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2022 will show the tax status of all distributions paid to your account in calendar year 2021. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Funds. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations, 163(j) interest dividends and capital gains dividends.
Qualified Dividend Income. For the fiscal year ended September 30, 2021, the Funds designate approximately the following amounts, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%:
Conservative Allocation Fund	$ 852,345
Moderate Allocation Fund	$ 2,010,126
Growth Allocation Fund	$ 1,620,698
Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of each Fund's dividend distribution that qualifies under tax law. For each Fund's fiscal 2021 ordinary income dividends, the following qualifies for the corporate dividends received deduction:
Conservative Allocation Fund	11.34%
Moderate Allocation Fund	21.86%
Growth Allocation Fund	38.82%
163(j) Interest Dividends. For the fiscal year ended September 30, 2021, the Funds designate the following distributions from net investment income as a 163(j) interest dividend:
Conservative Allocation Fund	7.02%
Moderate Allocation Fund	8.05%
Growth Allocation Fund	4.96%
Capital Gains Dividends. The Funds hereby designate as a capital gain dividend with respect to the taxable year ended September 30, 2021, the following amounts or, if subsequently determined to be different, the net capital gain of such year:
Conservative Allocation Fund	$ 7,629,467
Moderate Allocation Fund	$13,973,370
Growth Allocation Fund	$ 4,415,695
53

Calvert
Asset Allocation Funds
September 30, 2021
Liquidity Risk Management Program

Each Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. Each Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of each Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews each Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of each Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.
At a meeting of each Fund’s Board of Trustees/Directors on June 16, 2021, the Committee provided a written report to the Fund’s Board of Trustees/ Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period January 1, 2020 through December 31, 2020 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, each Fund met redemption requests on a timely basis.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to each Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
54

Calvert
Asset Allocation Funds
September 30, 2021
Management and Organization

Fund Management. The Trustees of Calvert Social Investment Fund (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Each Board member holds office until his or her successor is elected and qualified, or until his or her earlier death, resignation, retirement, removal or disqualification. Under the terms of the Funds' current Board member retirement policy, an Independent Board member must retire at the end of the calendar year in which he or she turns 75. However, if such retirement would cause the Funds to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement and resignation will not become effective until such time as action has been taken for the Funds to be in compliance upon a Board member's retirement. The “Independent Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer, with the exception of Ms. Walsh and Mr. Kirchner, is 1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009. As used below, “CRM” refers to Calvert Research and Management. Each Trustee oversees 39 funds in the Calvert fund complex. Each officer serves as an officer of certain other Calvert funds.
Name and Year of Birth	Trust Position(s)	Position Start Date	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Trustee
John H. Streur(1) 1960	Trustee and President	2015	President and Chief Executive Officer of Calvert Research and
Management (since December 31, 2016). President and Chief Executive
Officer of Calvert Investments, Inc. (January 2015 - December 2016);
Chief Executive Officer of Calvert Investment Distributors, Inc. (August
2015 - December 2016); Chief Compliance Officer of Calvert Investment
Management, Inc. (August 2015 - April 2016); President and Director,
Portfolio 21 Investments, Inc. (through October 2014); President,
Chief Executive Officer and Director, Managers Investment Group LLC
(through January 2012); President and Director, The Managers Funds
and Managers AMG Funds (through January 2012).
Other Directorships in the Last Five Years. Portfolio 21 Investments,
Inc. (asset management) (through October 2014); Managers Investment
Group LLC (asset management) (through January 2012); The Managers
Funds (asset management) (through January 2012); Managers AMG Funds
			(asset management) (through January 2012); Calvert Impact Capital, Inc.
Independent Trustees
Richard L. Baird, Jr. 1948	Trustee	1982	Regional Disaster Recovery Lead, American Red Cross of Greater
Pennsylvania (since 2017). Volunteer, American Red Cross (since 2015).
Former President and CEO of Adagio Health Inc. (retired in 2014) in
Pittsburgh, PA.
			Other Directorships in the Last Five Years. None.
Alice Gresham Bullock 1950	Chair and Trustee	2016	Professor Emerita at Howard University School of Law. Dean Emerita of
Howard University School of Law and Deputy Director of the Association
of American Law Schools (1992-1994).
			Other Directorships in the Last Five Years. None.
Cari M. Dominguez 1949	Trustee	2016	Former Chair of the U.S. Equal Employment Opportunity Commission.
Other Directorships in the Last Five Years. Manpower, Inc. (employment agency); Triple S Management Corporation (managed care); National
			Association of Corporate Directors.
John G. Guffey, Jr. 1948	Trustee	1982	President of Aurora Press Inc., a privately held publisher of trade paperbacks (since January 1997).
Other Directorships in the Last Five Years. Calvert Impact Capital, Inc.
			(through December 31, 2018); Calvert Ventures, LLC.
Miles D. Harper, III 1962	Trustee	2005	Partner, Carr Riggs & Ingram (public accounting firm) since October 2014.
Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr
Riggs & Ingram) (November 1999 - September 2014).
Other Directorships in the Last Five Years. Bridgeway Funds (9) (asset
			management).
Joy V. Jones 1950	Trustee	1990	Attorney. Other Directorships in the Last Five Years. Conduit Street Restaurants SUD 2 Limited; Palm Management Restaurant Corporation.
55

Calvert
Asset Allocation Funds
September 30, 2021
Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Position Start Date	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Independent Trustees (continued)
Anthony A. Williams 1951	Trustee	2016	CEO and Executive Director of the Federal City Council (July 2012 to
present); Senior Adviser and Independent Consultant for King and
Spalding LLP (September 2015 to present); Executive Director of Global
Government Practice at the Corporate Executive Board (January 2010 to
January 2012).
Other Directorships in the Last Five Years. Freddie Mac; Evoq
Properties/Meruelo Maddux Properties, Inc. (real estate management);
Weston Solutions, Inc. (environmental services); Bipartisan Policy Center’s
Debt Reduction Task Force; Chesapeake Bay Foundation; Catholic
University of America; Urban Institute (research organization); The Howard Hughes Corporation (real estate development).

Name and Year of Birth	Trust Position(s)	Position Start Date	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees
Hope L. Brown 1973	Chief Compliance Officer	2014	Chief Compliance Officer of 39 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014).
Deidre E. Walsh(2) 1971	Secretary, Vice President and Chief Legal Officer	2021	Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2021). Also Vice President of Eaton Vance and certain of its affiliates and officer of 138 registered investment companies
			advised or administered by Eaton Vance.
James F. Kirchner(2) 1967	Treasurer	2016	Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 138 registered investment companies
			advised or administered by Eaton Vance.
(1) Mr. Streur is an interested person of the Funds because of his positions with the Funds' adviser and certain affiliates.
(2) The business address for Ms. Walsh and Mr. Kirchner is Two International Place, Boston, MA 02110.
The SAI for the Funds includes additional information about the Trustees and officers of the Funds and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.
56

Calvert Funds
Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■
investment experience and risk tolerance
■
checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com

57

Calvert Funds
Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■
buy securities from us or make a wire transfer
■
give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■
affiliates from using your information to market to you
■
sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance doesn’t jointly market.
Other important information
Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.
58

Calvert Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial intermediary, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial intermediary. Separate statements will be generated for each separate account and will be householded as described above.
Portfolio Holdings. Each Calvert fund files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Calvert website at www.calvert.com, by calling Calvert at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
59

This Page Intentionally Left Blank

Investment Adviser and Administrator
Calvert Research and Management
1825 Connecticut Avenue NW, Suite 400
Washington, DC 20009
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
State Street Financial Center, One Lincoln Street
Boston, MA 02111
Transfer Agent
DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, MA 02169
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022
Fund Offices
1825 Connecticut Avenue NW, Suite 400
Washington, DC 20009
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Printed on recycled paper.
24205     9.30.21

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-368-2745. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees has determined that Miles D. Harper III, an “independent” Trustee serving on the registrant’s audit committee, is an “audit committee financial expert,” as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the

Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services

(a) –(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended September 30, 2020 and September 30, 2021 by its principal accountant for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by its principal accountant during such periods.

Fiscal Years Ended	9/30/20	%*	9/30/21	%*
Audit Fees	$211,035	7.7%	$189,500	0%
Audit-Related Fees(1)	$0	0%	$0	0%
Tax Fees(2)	$29,510	0%	$29,510	0%
All Other Fees(3)	$0	0%	$0	0%

Total	$240,545	6.8%	$219,010	0%

*Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of committee’s requirement to pre-approve).

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e) The Audit Committee is required to pre-approve all audit and non-audit services provided to the registrant by the auditors, and to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant. In determining whether to pre-approve non-audit services, the Audit Committee considers whether the services are consistent with maintaining the independence of the auditors. The Committee may delegate its authority to pre-approve certain matters to one or more of its members. In this regard, the Committee has delegated authority jointly to the Audit Committee Chair together with another Committee member with respect to non-audit services not exceeding $25,000 in each instance. In addition, the Committee has pre-approved the retention of the auditors to provide tax-related services related to the tax treatment and tax accounting of newly acquired securities, upon request by the investment adviser in each instance.

(f) Not applicable.

(g) Aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:

Fiscal Year ended 9/30/20		Fiscal Year ended 9/30/21
$	%*	$	%*
$29,510	0%	$29,510	0%

*Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of committee’s requirement to pre-approve).

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) The registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 Act, as amended (the “1940 Act”) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (“Exchange Act”), as of a date within 90 days of the filing date of this report.

(b) There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(a)(3)	Not applicable.

(a)(4)	Change in Independent Accountant.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT SOCIAL INVESTMENT FUND

By:	/s/ John H. Streur
John H. Streur
President

Date: November 22, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date: November 22, 2021

By:	/s/ John H. Streur
John H. Streur
President

Date: November 22, 2021